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                                                                   Exhibit 10.53


                          MFS RETIREMENT SERVICES, INC.
                   PROTOTYPE PAIRED DEFINED CONTRIBUTION PLANS
                                       For
            CORPORATIONS, ASSOCIATIONS AND SELF-EMPLOYED INDIVIDUALS

                                   APRIL, 2002

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                                TABLE OF CONTENTS

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                                    ARTICLE I
                                   DEFINITIONS

                                   ARTICLE II
                                 ADMINISTRATION

2.1    POWERS AND RESPONSIBILITIES OF THE EMPLOYER..........................  12
2 2    DESIGNATION OF ADMINISTRATIVE AUTHORITY..............................  12
2.3    ALLOCATION AND DELEGATION OF RESPONSIBILITIES........................  13
2.4    POWERS AND DUTIES OF THE ADMINISTRATOR...............................  13
2.5    RECORDS AND REPORTS..................................................  14
2.6    APPOINTMENT OF ADVISERS..............................................  14
2.7    INFORMATION FROM EMPLOYER............................................  14
2.8    PAYMENT OF EXPENSES..................................................  14
2.9    MAJORITY ACTIONS.....................................................  14
2.10   CLAIMS PROCEDURE.....................................................  14
2.11   CLAIMS REVIEW PROCEDURE..............................................  15

                                   ARTICLE III
                                   ELIGIBILITY

3.1    CONDITIONS OF ELIGIBILITY............................................  15
3.2    EFFECTIVE DATE OF PARTICIPATION......................................  15
3.3    DETERMINATION OF ELIGIBILITY.........................................  15
3.4    TERMINATION OF ELIGIBILITY...........................................  16
3.5    OMISSION OF ELIGIBLE EMPLOYEE........................................  16
3.6    INCLUSION OF INELIGIBLE EMPLOYEE.....................................  16
3.7    REHIRED EMPLOYEES....................................................  16
3.8    ELECTION NOT TO PARTICIPATE..........................................  17
3.9    CONTROL OF ENTITIES BY OWNER-EMPLOYEE................................  17

                                   ARTICLE IV
                           CONTRIBUTION AND ALLOCATION

4.1    FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION......................  17
4.2    TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION...........................  17
4.3    ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS.................  17
4.4    MAXIMUM ANNUAL ADDITIONS.............................................  22
4.5    ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS............................  25
4.6    ROLLOVERS............................................................  26
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4.7    PLAN-TO-PLAN TRANSFERS FROM QUALIFIED PLANS..........................  27
4.8    VOLUNTARY EMPLOYEE CONTRIBUTIONS.....................................  27
4.9    QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS...........................  28
4.10   DIRECTED INVESTMENT ACCOUNT..........................................  28
4.11   INTEGRATION IN MORE THAN ONE PLAN....................................  29
4.12   UNIFORMED SERVICES...................................................  29

                                    ARTICLE V
                                   VALUATIONS

5.1    VALUATION OF THE TRUST FUND..........................................  30
5.2    METHOD OF VALUATION..................................................  30

                                   ARTICLE VI
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1    DETERMINATION OF BENEFITS UPON RETIREMENT............................  30
6.2    DETERMINATION OF BENEFITS UPON DEATH.................................  30
6.3    DETERMINATION OF BENEFITS IN EVENT OF DISABILITY.....................  31
6.4    DETERMINATION OF BENEFITS UPON TERMINATION...........................  31
6.5    DISTRIBUTION OF BENEFITS.............................................  33
6.6    DISTRIBUTION OF BENEFITS UPON DEATH..................................  37
6.7    TIME OF SEGREGATION OR DISTRIBUTION..................................  39
6.8    DISTRIBUTION FOR MINOR BENEFICIARY...................................  39
6.9    LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN.......................  40
6.10   IN-SERVICE DISTRIBUTION..............................................  40
6.11   ADVANCE DISTRIBUTION FOR HARDSHIP....................................  40
6.12   SPECIAL RULE FOR NON-ANNUITY PLANS...................................  40
6.13   QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION......................  41
6.14   DIRECT ROLLOVERS.....................................................  41
6.15   TRANSFER OF ASSETS FROM A MONEY PURCHASE PLAN........................  42

                                   ARTICLE VII
                              TRUSTEE AND CUSTODIAN

7.1    BASIC RESPONSIBILITIES OF THE TRUSTEE................................  42
7.2    POWERS AND DUTIES OF DISCRETIONARY TRUSTEE...........................  43
7.3    DIRECTED TRUSTEE.....................................................  45
7.4    POWERS AND DUTIES OF CUSTODIAN.......................................  47
7.5    LIFE INSURANCE.......................................................  47
7.6    LOANS TO PARTICIPANTS................................................  48
7.7    MAJORITY ACTIONS.....................................................  49
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7.8    TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES........................  49
7.9    ANNUAL REPORT OF THE TRUSTEE.........................................  50
7.10   AUDIT................................................................  50
7.11   RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE.......................  50
7.12   TRANSFER OF INTEREST.................................................  51
7.13   TRUSTEE INDEMNIFICATION..............................................  51
7.14   EMPLOYER SECURITIES AND REAL PROPERTY................................  51

                                      ARTICLE VIII
                           AMENDMENT, TERMINATION AND MERGERS

8.1    AMENDMENT............................................................  53
8.2    TERMINATION..........................................................  53
8.3    MERGER, CONSOLIDATION OR TRANSFER OF ASSETS..........................  54

                                   ARTICLE IX
                              TOP HEAVY PROVISIONS

9.1    TOP HEAVY PLAN REQUIREMENTS..........................................  54
9.2    DETERMINATION OF TOP HEAVY STATUS....................................  54

                                    ARTICLE X
                                  MISCELLANEOUS

10.1   EMPLOYER ADOPTIONS...................................................  55
10.2   PARTICIPANT'S RIGHTS.................................................  56
10.3   ALIENATION...........................................................  56
10.4   CONSTRUCTION OF PLAN.................................................  56
10.5   GENDER AND NUMBER....................................................  56
10.6   LEGAL ACTION.........................................................  56
10.7   PROHIBITION AGAINST DIVERSION OF FUNDS...............................  56
10.8   EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE...........................  57
10.9   INSURER'S PROTECTIVE CLAUSE..........................................  57
10.10  RECEIPT AND RELEASE FOR PAYMENTS.....................................  57
10.11  ACTION BY THE EMPLOYER...............................................  57
10.12  NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY...................  57
10.13  HEADINGS.............................................................  58
10.14  APPROVAL BY INTERNAL REVENUE SERVICE.................................  58
10.15  UNIFORMITY...........................................................  58
10.16  PAYMENT OF BENEFITS..................................................  58
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                                   ARTICLE XI
                             PARTICIPATING EMPLOYERS

11.1   ELECTION TO BECOME A PARTICIPATING EMPLOYER..........................  58
11.2   REQUIREMENTS OF PARTICIPATING EMPLOYERS..............................  58
11.3   DESIGNATION OF AGENT.................................................  58
11.4   EMPLOYEE TRANSFERS...................................................  58
11.5   PARTICIPATING EMPLOYER'S CONTRIBUTION AND FORFEITURES................  59
11.6   AMENDMENT............................................................  59
11.7   DISCONTINUANCE OF PARTICIPATION......................................  59
11.8   ADMINISTRATOR'S AUTHORITY............................................  59
11.9   PARTICIPATING EMPLOYER CONTRIBUTION FOR AFFILIATE....................  59

                                   ARTICLE XII
                           CASH OR DEFERRED PROVISIONS

12.1   FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION......................  60
12.2   PARTICIPANT'S SALARY REDUCTION ELECTION..............................  60
12.3   ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS.................  62
12.4   ACTUAL DEFERRAL PERCENTAGE TESTS.....................................  64
12.5   ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS.......................  65
12.6   ACTUAL CONTRIBUTION PERCENTAGE TESTS.................................  68
12.7   ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS...................  70
12.8   SAFE HARBOR PROVISIONS...............................................  72
12.9   ADVANCE DISTRIBUTION FOR HARDSHIP....................................  74

                                  ARTICLE XIII
                            SIMPLE 401(K) PROVISIONS

13.1   DEFINITIONS..........................................................  74
13.2   CONTRIBUTIONS........................................................  75
13.3   ELECTION AND NOTICE REQUIREMENTS.....................................  75
13.4   VESTING REQUIREMENTS.................................................  76
13.5   TOP HEAVY RULES......................................................  76
13.6   NONDISCRIMINATION TESTS..............................................  76
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                                    ARTICLE I
                                   DEFINITIONS

         As used in this Plan, the following words and phrases shall have the meanings set forth herein unless a different meaning is clearly required by the context:

         1.1 "ACP" means the Actual Contribution Percentage determined pursuant to Section 12.6(e).

         1.2 "ACT" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

         1.3 "ADP" means the Actual Deferral Percentage determined pursuant to Section 12.4(e).

         1.4 "ADMINISTRATOR" means the Employer unless another person or entity has been designated by the Employer pursuant to Section 2.2 to administer the Plan on behalf of the Employer.

         1.5 "ADOPTION AGREEMENT" means the separate agreement which is executed by the Employer and sets forth the elective provisions of this Plan and Trust as specified by the Employer.

         1.6 "AFFILIATED EMPLOYER" means any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Treasury Regulations under Code Section 414(o).

         1.7      "ANNIVERSARY DATE" means the last day of the Plan Year.

         1.8 "ANNUITY STARTING DATE" means, with respect to any Participant, the first day of the first period for which an amount is paid as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

         1.9 "BENEFICIARY" means the person (or entity) to whom all or a portion of a deceased Participant's interest in the Plan is payable, subject to the restrictions of Sections 6.2 and 6.6.

         1.10     "CODE" means the Internal Revenue Code of 1986, as amended.

         1.11 "COMPENSATION" with respect to any Participant means one of the following as elected or stated in the Adoption Agreement:

                  (a) Information required to be reported under Code Sections 6041, 6051 and 6052 (Wages, tips and other compensation as reported on Form W-2). Compensation means wages, within the meaning of Code Section 3401(a), and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. Compensation must be determined without regard to any rules under Code
         Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

                  (b) Code Section 3401(a) Wages. Compensation means wages within the meaning of Code Section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

                  (c) 415 Safe-Harbor Compensation. Compensation means wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a nonaccountable plan (as described in Treasury Regulation Section 1.62-2(c)), and excluding the following:

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                  (1)      Employer contributions to a plan of deferred
                  compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are excludable from the Employee's gross income, or any distributions from a plan of deferred compensation;

                  (2) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                  (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                  (4) Other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the gross income of the Employee).

                  However, Compensation for any Self-Employed Individual shall be equal to Earned Income.

Compensation shall include only that Compensation which is actually paid to the Participant during the determination period. Notwithstanding the preceding sentence, Compensation for a Participant in a defined contribution plan who is permanently and totally disabled (as defined in Code Section 22(e)(3)) is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled. For Limitation Years beginning before January 1, 1997, such imputed compensation for a disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee and contributions made on behalf of such Participant are nonforfeitable when made. Except as otherwise provided in this Plan, the determination period shall be the period elected by the Employer in the Adoption Agreement. If the Employer makes no election, the determination period shall be the Plan Year. Furthermore, unless otherwise elected in the Adoption Agreement, Compensation for a determination period shall only be recognized for an Employee's period of participation in the component of the Plan for which Compensation is being used.

                  Notwithstanding the above, if elected or stated in the Adoption Agreement, Compensation shall include all of the following types of elective contributions and all of the following types of deferred compensation:

                  (a) Elective contributions that are made by the Employer on behalf of a Participant that are not includible in gross income under Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B) and 403(b);

                  (b) Compensation deferred under an eligible deferred compensation plan within the meaning of Code Section 457(b); and

                  (c) Employee contributions (under governmental plans) described in Code Section 414(h)(2) that are picked up by the employing unit and thus are treated as Employer contributions.

                  Compensation in excess of $150,000 (or such other amount as adjusted in accordance with the Code) shall be disregarded for all purposes other than for purposes of salary deferral elections. Such amount shall be adjusted by the Commissioner for increases in the cost-of-living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the $150,000 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

                  Notwithstanding the foregoing, except as otherwise elected in an Adoption Agreement, the family member aggregation rules of Code Sections 401(a)(17) and 414(q)(6) as in effect prior to the enactment of the Small Business Job Protection Act of 1996 shall not apply to this Plan effective with respect to Plan Years beginning after December 31, 1996.

                  If, in the Adoption Agreement, the Employer elects to exclude a class of Employees from the Plan, then Compensation for any Employee who becomes eligible or ceases to be eligible to participate during a determination period shall only include Compensation while the Employee is an Eligible Employee.

                  If, in connection with the adoption of any amendment, the definition of Compensation has been modified, then, except as otherwise provided herein, for Plan Years prior to the Plan Year which includes the adoption date of such amendment, Compensation means compensation determined pursuant to the terms of the Plan then in effect.

         1.12 "CONTRACT" OR "POLICY" means any life insurance policy, retirement income policy, or annuity contract (group or individual) issued by the Insurer. In the event of any conflict between the terms of this Plan and the terms of any contract purchased hereunder, the Plan provisions shall control.

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         1.13     "DESIGNATED INVESTMENT ALTERNATIVE" means, as defined under 29
CFR 2550.404c-1, a specific investment identified by name by the Employer (or such other Fiduciary who has been given the authority to select investment options) as an available investment under the Plan to which Plan assets may be invested by the Trustee pursuant to the investment direction of a Participant.

         1.14 "DIRECTED INVESTMENT OPTION" means a Designated Investment Alternative and any other investment permitted by the Plan and the Participant Direction Procedures to which Plan assets may be invested pursuant to the investment direction of a Participant.

         1.15 "EARLY RETIREMENT DATE" means the date specified in the Adoption Agreement on which a Participant or Former Participant satisfies the requirements specified in the Adoption Agreement (Early Retirement Age). If elected in the Adoption Agreement, a Participant shall become fully Vested upon satisfying such requirements if the Participant is still employed at the Early Retirement Age.

                  A Former Participant who separates from service after satisfying any service requirement but before satisfying the age requirement for Early Retirement Age and who thereafter reaches the age requirement contained herein shall be entitled to receive benefits under this Plan (other than any accelerated vesting and allocations of Employer's contributions) as though the requirements for Early Retirement Age had been satisfied.

         1.16 "EARNED INCOME" means the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which the personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified Plan to the extent deductible under Code Section 404. In addition, net earnings shall be determined with regard to the deduction allowed to the taxpayer by Code Section 164(f), for taxable years beginning after December 31, 1989.

         1.16A    "ELAPSED TIME METHOD" means the service crediting method under which an Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's first day of employment or reemployment and ending on the date a Break in Service begins. The first day of employment or reemployment is the first day the employee performs an Hour of Service. An Employee will also receive credit for any period of severance of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of days.

         1.17 "ELECTIVE DEFERRALS" means the Employer's contributions to the Plan that are made pursuant to a Participant's deferral election pursuant to
Section 12.2, excluding any such amounts distributed as excess annual additions pursuant to Section 4.5. Elective Deferrals shall be subject to the requirements of Sections 12.2(b) and 12.2(c) and shall, except as otherwise provided herein, be required to satisfy the nondiscrimination requirements of Treasury Regulation
Section 1.401(k)-1(b)(2), the provisions of which are specifically incorporated herein by reference.

         1.18 "ELIGIBLE EMPLOYEE" means any Eligible Employee as elected in the Adoption Agreement. However, with respect to a non-standardized Adoption Agreement, Employees classified by the Employer as independent contractors who are subsequently determined by the IRS to be Employees shall not be Eligible Employees. Furthermore, with respect to a standardized Adoption Agreement, the Employees of an entity which becomes an Affiliated Employer as the result of a "Section 410(b)(6)(C) transaction" may only be treated as Eligible Employees after the earlier of the date the entity adopts the Plan as a Participating Employer or the first day of the second Plan Year beginning after the date of such transaction (after the expiration of the transition period for certain dispositions or acquisitions set forth in Code Section 410(b)(6)(C)). With respect to a non-standardized Adoption Agreement, the Employees of an Affiliated Employer may not be treated as Eligible Employees until the date the entity adopts the Plan as a Participating Employer.

                  If, in the Adoption Agreement, the Employer elects to exclude union employees, then Employees whose employment is governed by a collective bargaining agreement between the Employer and "employee representatives" under which retirement benefits were the subject of good faith bargaining shall not be eligible to participate in this Plan. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.

                  If, in the Adoption Agreement, the Employer elects to exclude non-resident aliens, then Employees who are non-resident aliens (within the meaning of Code Section 7701(b)(1)(B)) who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)) shall not be eligible to participate in this Plan.

         1.19 "EMPLOYEE" means any person who is employed by the Employer, and excludes any person who is employed as an independent contractor. The term "Employee" shall also include any person who is an employee of an Affiliated Employer and any Leased Employees to the extent required by Code Section 414(n) or (o).

         1.20 "EMPLOYER" means the entity specified in the Adoption Agreement, any successor which shall maintain this Plan and any predecessor which has maintained this Plan. In addition, unless the context means otherwise, the term "Employer" shall include any Participating Employer (as defined in Section 11.1) which shall adopt this Plan.

         1.21 "EXCESS AGGREGATE CONTRIBUTIONS" means, with respect to any Plan Year, the excess of:

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         (a)      The aggregate Contribution Percentage Amounts (as defined in
         Section 12.6(e)) actually made on behalf of Highly Compensated Participants for such Plan Year and taken into account in computing the numerator of the ACP, over

         (b) The maximum Contribution Percentage Amounts permitted by the ACP test in Section 12.6 (determined by reducing contributions made on behalf of Highly Compensated Participants in order of their Contribution Percentages, beginning with the highest of such percentages).

Such determination shall be made after first taking into account corrections of any Excess Deferrals pursuant to Section 12.2 and then taking into account adjustments of any Excess Contributions pursuant to Section 12.5.

         1.22 "EXCESS COMPENSATION" means, with respect to a Plan that is integrated with Social Security (permitted disparity), a Participant's Compensation which is in excess of the amount elected in the Adoption Agreement.

                  However, if Compensation is based on less than a twelve (12) month period, Excess Compensation shall be reduced by a fraction, the numerator of which is the number of full months in the short period and the denominator of which is twelve (12).

         1.23 "EXCESS CONTRIBUTIONS" means, with respect to any Plan Year, the excess of:

         (a) The aggregate amount of Employer contributions actually made on behalf of Highly Compensated Participants for such Plan Year and taken into account in computing the numerator of the ADP, over

         (b) The maximum amount of such contributions permitted by the ADP test in Section 12.4 (determined by reducing contributions made on behalf of Highly Compensated Participants in order of the actual deferral ratios, beginning with the highest of such ratios).

In determining the amount of Excess Contributions to be distributed and/or recharacterized with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced by any Excess Deferrals previously distributed to such affected Highly Compensated Participant for the Participant's taxable year ending with or within such Plan Year.

         1.24 "EXCESS DEFERRALS" means, with respect to any taxable year of a Participant, those elective deferrals (within the meaning of Code Section 402(g)) that are includible in the Participant's gross income under Code Section 402(g) to the extent such Participant's elective deferrals for the taxable year exceed the dollar limitation under such Code Section. Excess Deferrals shall be treated as an Annual Addition pursuant to Section 4.4 when contributed to the Plan unless distributed to the affected Participant not later than the first April 15th following the close of the Participant's taxable year in which the Excess Deferral was made. Additionally, for purposes of Sections 4.3(f) and 9.2, Excess Deferrals shall continue to be treated as Employer contributions even if distributed pursuant to Section 12.2(e). However, Excess Deferrals of Non-Highly Compensated Participants are not taken into account for purposes of Section 12.4.

         1.25 "FIDUCIARY" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan.

         1.26 "FISCAL YEAR" means the Employer's accounting year as specified in the Adoption Agreement.

         1.27 "FORFEITURE" means, with respect to a Former Participant who has severed employment, that portion of the Participant's Account that is not Vested. Unless otherwise elected in the Adoption Agreement, Forfeitures occur pursuant to (a) below.

         A Forfeiture will occur on the earlier of:

                  (1) The last day of the Plan Year in which a Former Participant who has severed employment with the Employer incurs five (5) consecutive 1-Year Breaks in Service, or

                  (2) The distribution of the entire Vested portion of the Participant's Account of a Former Participant who has severed employment with the Employer. For purposes of this provision, if the Former Participant has a Vested benefit of zero, then such Former Participant shall be deemed to have received a distribution of such Vested benefit as of the year in which the severance of employment occurs.

Regardless of the preceding provisions, if a Former Participant is eligible to share in the allocation of Employer contributions or Forfeitures in the year in which the Forfeiture would otherwise occur, then the Forfeiture will not occur until the end of the first Plan Year for which the Former Participant is not eligible to share in the allocation of Employer contributions or Forfeitures. Furthermore, the term Forfeiture shall also include amounts deemed to be Forfeitures pursuant to any other provision of this Plan.

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         1.28     "FORMER PARTICIPANT" means a person who has been a
Participant, but who has ceased to be a Participant for any reason.

         1.29 "414(S) COMPENSATION" means a definition of compensation that satisfies the nondiscrimination requirements of Code Section 414(s) and the Treasury Regulations thereunder and, if applicable, as elected in the Adoption Agreement. An Employer may limit the period taken into account to that part of the Plan Year or calendar year in which an Employee was a Participant in the component of the Plan being tested. The period used to determine 414(s) Compensation must be applied uniformly to all Participants for the Plan Year. To the extent elected in the Adoption Agreement, 414(s) Compensation shall not include elective amounts that are not includable in gross income of the Participant under Code Section 132(f)(4) for Plan Years beginning on or after January 1, 2001, or the first day of the first Plan Year (no earlier than January 1, 1998) for which the Plan was operated to exclude amounts.

         1.30 "415 COMPENSATION" means, with respect to any Participant, such Participant's (a) Wages, tips and other compensation on Form W-2, (b)
Section 3401(a) wages or (c) 415 safe-harbor compensation as elected or stated in the Adoption Agreement for purposes of Compensation. 415 Compensation shall be based on the full Limitation Year regardless of when participation in the Plan commences. Furthermore, regardless of any election made in the Adoption Agreement, with respect to Limitation Years beginning after December 31, 1997, 415 Compensation shall include any elective deferral (as defined in Code Section 402(g)(3)) and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code Section 125 or 457. For Limitation Years beginning prior to January 1, 1998, 415 Compensation shall exclude such amounts and for Limitation Years beginning on or after January 1, 2001 or the first day of the first Limitation Year after December 31, 1997, for which the Plan was operated in accordance with the amendment of Section 415(c)(3) pursuant to the Community Renewal Tax Relief Act of 2000 (the "CRA amendment of Section 415(c)(3)"). 415 Compensation shall include any amount not includible in gross income of the Participant by reason of Code Section 132(f)(4).

                  Except as otherwise provided herein, if, in connection with the adoption of any amendment, the definition of 415 Compensation has been modified, then for Plan Years prior to the Plan Year which includes the adoption date of such amendment, 415 Compensation means compensation determined pursuant to the terms of the Plan then in effect.

         1.31 "HIGHLY COMPENSATED EMPLOYEE" means, effective for Plan Years beginning after December 31, 1996, an Employee described in Code Section 414(q) and the Treasury Regulations thereunder, and generally means any Employee who:

         (a) was a five percent (5%) owner as defined in Section 1.37(c) at any time during the determination year or the look-back year; or

         (b) for the look-back year had 415 Compensation from the Employer in excess of $80,000 and, if elected in the Adoption Agreement, was in the Top-Paid Group for the look-back year. The $80,000 amount is adjusted at the same time and in the same manner as under Code Section 415(d), except that the base period is the calendar quarter ending September 30, 1996.

                  The "determination year" means the Plan Year for which testing is being performed and the look-back year means the immediately preceding twelve
(12) month period. However, if the calendar year data election is made in the Adoption Agreement, for purposes of (b) above, the look-back year shall be the calendar year beginning within the twelve (12) month period immediately preceding the determination year. Notwithstanding the preceding sentence, if the calendar year data election is effective with respect to a Plan Year beginning in 1997, then for such Plan Year the look-back year shall be the calendar year ending with or within the Plan Year for which testing is being performed, and the determination year shall be the period of time, if any, which extends beyond the look-back year and ends on the last day of the Plan Year for which testing is being performed.

                  A highly compensated former employee is based on the rules applicable to determining highly compensated employee status as in effect for that determination year," in accordance with Treasury Regulation Section 1.414(q)-1T, A-4 and IRS Notice 97-45 (or any superseding guidance).

                  In determining whether an employee is a Highly Compensated Employee for a Plan Year beginning in 1997, the amendments to Code Section 414(q) stated above are treated as having been in effect for years beginning in 1996.

                  For purposes of this Section, for Plan Years beginning prior to January 1, 1998, the determination of 415 Compensation shall be made by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125, 402(e)(3), 402(h)(1)(B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, Code Section 403(b). For purposes of this Section, for limitation years beginning on or after January 2, 2001, or the first day of the first limitation year for which the Plan was operated in accordance with the CRA Amendment of Section 415(c)(3), but in no case earlier than the first day of the first limitation year beginning on or after January 1, 1998, the compensation paid or made available during such limitation year shall include elective amounts that are not includable in the gross income of the employee by reason of Section 132(f)(4).

                  In determining who is a Highly Compensated Employee, Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, all Affiliated Employers shall be taken into account as a single employer and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans.

         1.32 "HIGHLY COMPENSATED PARTICIPANT" means any Highly Compensated Employee who is eligible to participate in the component of the Plan being tested.

         1.33 "HOUR OF SERVICE" means (1) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer for the performance of duties during the applicable computation period (these hours will be credited to the Employee for the computation period in which the duties are performed); (2) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period (these hours will be calculated and credited pursuant to Department of Labor Regulation Section 2530.200b-2 which is incorporated herein by reference); (3) each hour for which back pay is awarded or agreed to by the Employer without regard to mitigation of damages (these hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made). The same Hours of Service shall not be credited both under (1) or (2), as the case may be, and under (3).

                  Notwithstanding (2) above, (i) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. Furthermore, for purposes of (2) above, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                  Hours of Service will be credited for employment with all Affiliated Employers and for any individual considered to be a Leased Employee pursuant to Code Section 414(n) or 414(o) and the Treasury Regulations thereunder. Furthermore, the provisions of Department of Labor Regulations
Section 2530.200b-2(b) and (c) are incorporated herein by reference.

                  Hours of Service will be determined on the basis of the method elected in the Adoption Agreement.

         1.34 "INSURER" means any legal reserve insurance company which shall issue one or more Contracts or Policies under the Plan.

         1.35 "INVESTMENT MANAGER" means an entity that (a) has the power to manage, acquire, or dispose of Plan assets and (b) acknowledges fiduciary responsibility to the Plan in writing. Such entity must be a person, firm, or corporation registered as an investment adviser under the Investment Advisers Act of 1940, a bank, or an insurance company.

         1.35A    "IRS" means the United States Internal Revenue Service.

         1.36 "JOINT AND SURVIVOR ANNUITY" means an annuity for the life of a Participant with a survivor annuity for the life of the Participant's spouse which is not less than fifty percent (50%), nor more than one-hundred percent (100%) of the amount of the annuity payable during the joint lives of the Participant and the Participant's spouse which can be purchased with the Participant's Vested interest in the Plan reduced by any outstanding loan balances pursuant to Section 7.6.

         1.37 "KEY EMPLOYEE" means an Employee as defined in Code Section 416(i) and the Treasury Regulations thereunder. Generally, any Employee or former Employee (as well as each of such Employee's or former Employee's Beneficiaries) is considered a Key Employee if, the individual at any time during the Plan Year that contains the Determination Date or any of the preceding four (4) Plan Years, has been included in one of the following categories:

         (a) an officer of the Employer (as that term is defined within the meaning of the Treasury Regulations under Code Section 416) having annual 415 Compensation greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year;

         (b) one of the ten Employees having annual 415 Compensation from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent (1/2%) interest and the largest interests in the Employer;

         (c) a "five percent (5%) owner" of the Employer. Five percent (5%) owner means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the value of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer; and

         (d) a "one percent (1%) owner" of the Employer having an annual 415 Compensation from the Employer of more than $150,000. One percent (1%) owner means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the value of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer.

In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers. 011230 In determining whether an individual has 415 Compensation of more than $150,000, 415 Compensation from each employer required to be aggregated under Code Sections 414(b), (c), (m) and (o) shall be taken into account. Furthermore, for purposes of this Section, for Plan Years beginning prior to January 1, 1998, the determination of 415 Compensation shall be made by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125, 402(e)(3), 402(h)(1)(B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, Code Section 403(b). For Limitation Years beginning on and after the earlier of January 1, 2001 or the first day of the first Limitation Year for which the plan was operated in accordance with the CRA amendment of Section 415(c)(3), but in no case earlier than the first day of the first Limitation Year beginning on or after January 1, 1998, for purposes of this Section 415 Compensation paid or made available during such Limitation Years shall include elective amounts that are not includable in the gross income of the Employee by reason of Section 132(f)(4).

         1.38 "LATE RETIREMENT DATE" means the date of, or the first day of the month or the Anniversary Date coinciding with or next following, whichever corresponds to the election in the Adoption Agreement for the Normal Retirement Date, a Participant's actual retirement after having reached the Normal Retirement Date.

         1.39 "LEASED EMPLOYEE" means, effective with respect to Plan Years beginning on or after January 1, 1997, any person (other than an Employee of the recipient Employer) who, pursuant to an agreement between the recipient Employer and any other person or entity ("leasing organization"), has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer. Furthermore, Compensation for a Leased Employee shall only include Compensation from the leasing organization that is attributable to services performed for the recipient Employer.

                  A Leased Employee shall not be considered an employee of the recipient Employer if: (a) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Code Section 415(c)(3), but for Plan Years beginning prior to January 1, 1998, including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sections 125, 402(e)(3), 402(h)(1)(B), or 403(b), (2)
immediate participation, and (3) full and immediate vesting; and (b) leased employees do not constitute more than 20 percent of the recipient Employer's nonhighly compensated workforce.

         1.40 "LIMITATION YEAR" means the determination period used to determine Compensation. However, the Employer may elect a different Limitation Year in the Adoption Agreement or by adopting a written resolution to such effect. All qualified plans maintained by the Employer must use the same Limitation Year. Furthermore, unless there is change to a new Limitation Year, the Limitation Year will be a twelve (12) consecutive month period. In the case of an initial Limitation Year, the Limitation Year will be the twelve (12) consecutive month period ending on the last day of the period specified in the Adoption Agreement (or written resolution). If the Limitation Year is amended to a different twelve (12) consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

         1.41 "NET PROFIT" means, with respect to any Fiscal Year, the Employer's net income or profit for such Fiscal Year determined upon the basis of the Employer's books of account in accordance with generally accepted accounting principles, without any reduction for taxes based upon income, or for contributions made by the Employer to this Plan and any other qualified plan.

         1.42 "NON-ELECTIVE CONTRIBUTION" means the Employer's contributions to the Plan other than Elective Deferrals, any Qualified Non-Elective Contributions and any Qualified Matching Contributions. Employer matching contributions which are not Qualified Matching Contributions shall be considered a Non-Elective Contribution for purposes of the Plan.

         1.42A    "NON-HIGHLY COMPENSATED EMPLOYEE" means any Employee who is not a Highly Compensated Employee.

         1.43 "NON-HIGHLY COMPENSATED PARTICIPANT" means any Participant who is not a Highly Compensated Employee. However, if pursuant to Sections 12.4 or
12.6 the prior year testing method is used to calculate the ADP or the ACP, a Non-Highly Compensated Participant shall be determined using the definition of Highly Compensated Employee in effect for the preceding Plan Year.

         1.44 "NON-KEY EMPLOYEE" means any Employee or former Employee (and such Employee's or former Employee's Beneficiaries) who is not, and has never been, a Key Employee.

         1.45 "NORMAL RETIREMENT AGE" means the age elected in the Adoption Agreement at which time a Participant's Account shall be nonforfeitable (if the Participant is employed by the Employer on or after that date).

         1.46 "NORMAL RETIREMENT DATE" means the date elected in the Adoption Agreement.

         1.47 "1-YEAR BREAK IN SERVICE" means, if the Hour of Service method is elected in the Adoption Agreement, the applicable computation period during which an Employee has not completed more than 500 Hours of Service. Further, solely for the purpose of determining whether a Participant has incurred a 1-Year Break in Service, Hours of Service shall be recognized for authorized leaves of absence and maternity and paternity leaves of absence.

                  "Authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

                  A "maternity or paternity leave of absence" means an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a 1-Year Break in Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a maternity or paternity leave of absence shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a maternity or paternity leave of absence shall not exceed the number of Hours of Service needed to prevent the Employee from incurring a 1-Year Break in Service.

                  If the Elapsed Time method is elected in the Adoption Agreement, a 1-Year Break in Service means a twelve (12) consecutive month period beginning on the severance from service date or any anniversary thereof and ending on the next succeeding anniversary of such date; provided, however, that the Employee during such twelve (12) consecutive month period does not perform an Hour of Service for the Employer.

         1.48 "OWNER-EMPLOYEE" means a sole proprietor who owns the entire interest in the Employer or a partner (or member in the case of a limited liability company treated as a partnership or sole proprietorship for federal income tax purposes) who owns more than ten percent (10%) of either the capital interest or the profits interest in the Employer and who receives income for personal services from the Employer.

         1.49 "PARTICIPANT" means any Eligible Employee who has satisfied the requirements of Section 3.2 and has not for any reason become ineligible to participate further in the Plan.

         1.50 "PARTICIPANT DIRECTED ACCOUNT" means that portion of a Participant's interest in the Plan with respect to which the Participant has directed the investment in accordance with the Participant Direction Procedures.

         1.51 "PARTICIPANT DIRECTION PROCEDURES" means such instructions, guidelines or policies, the terms of which are incorporated herein, as shall be established pursuant to Section 4.10 and observed by the Administrator and applied and provided to Participants who have Participant Directed Accounts.

         1.52 "PARTICIPANT'S ACCOUNT" means the account established and maintained by the Administrator for each Participant with respect to such Participant's total interest under the Plan resulting from (a) the Employer's contributions in the case of a Profit Sharing Plan or Money Purchase Plan, and
(b) the Employer's Non-Elective Contributions in the case of a 401(k) Profit Sharing Plan. Separate accountings shall be maintained with respect to that portion of a Participant's Account attributable to Employer matching, contributions and to Employer discretionary contributions made pursuant to
Section 12.1(a)(3).

         1.53 "PARTICIPANT'S COMBINED ACCOUNT" means the total aggregate amount of a Participant's interest under the Plan resulting from Employer contributions (including Elective Deferrals).

         1.54 "PARTICIPANT'S ELECTIVE DEFERRAL ACCOUNT" means the account established and maintained by the Administrator for each Participant with respect to such Participant's total interest in the Plan resulting from Elective Deferrals. Amounts in the Participant's Elective Deferral Account are nonforfeitable when made and are subject to the distribution restrictions of
Section 12.2(c).

         1.55 "PARTICIPANT'S ROLLOVER ACCOUNT" means the separate account established and maintained by the Administrator for each Participant with respect to such Participant's interest in the Plan resulting from amounts transferred from another qualified plan or conduit Individual Retirement Account in accordance with Section 4.6.

         1.56 "PARTICIPANT'S TRANSFER ACCOUNT" means the account established and maintained by the Administrator for each Participant with respect to the total interest in the Plan resulting from amounts transferred to this Plan from a direct plan-to-plan transfer in accordance with Section 4.7

         1.57 "PERIOD OF SERVICE" means the aggregate of all periods commencing with an Employee's first day of employment or reemployment with the Employer or an Affiliated Employer and ending on the first day of a Period of Severance. The first day of employment or reemployment is the first day the Employee performs an Hour of Service. An Employee will also receive partial credit for any Period of Severance of less than twelve (12) consecutive months. Fractional periods of a year will be expressed in terms of days.

                  Periods of Service with any Affiliated Employer shall be recognized. Furthermore, Periods of Service with any predecessor employer which maintained this Plan shall be recognized. Periods of Service with any other predecessor employer shall be recognized as elected in the Adoption Agreement.

                  In determining Periods of Service for purposes of vesting under the Plan, Periods of Service will be excluded as elected in the Adoption Agreement and as specified in Section 3.7.

                  In the event the method of crediting service is amended from the Hour of Service method to the Elapsed Time method, an Employee will receive credit for a period of service consisting of:

         (a) A number of years equal to the number of Years of Service credited to the Employee before the computation period during which the amendment occurs; and

         (b) The greater of (1) the period of service that would be credited to the Employee under the Elapsed Time Method for service during the entire computation period in which the transfer occurs or
         (2) the service taken into account under the Hour of Service Method as of the date of the amendment.

In addition, the Employee will receive credit for service subsequent to the amendment commencing on the day after the last day of the computation period in which the transfer occurs.

         1.58 "PERIOD OF SEVERANCE" means a continuous period of time during which an Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the twelve
(12) month anniversary of the date on which the Employee was otherwise first absent from service.

                  In the case of an individual who is absent from work for maternity or paternity reasons, the twelve (12) consecutive month period beginning on the first anniversary of the first day of such absence shall not constitute a one year Period of Severance. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the individual, (b) by reason of the birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         1.59 "PLAN" means this instrument (also referred to as MFS Retirement Services, Inc. Prototype Paired Defined Contribution Plans for Corporations, Associations and Self-Employed Individuals, Basic Plan Document #01 and the Adoption Agreement as adopted by the Employer, including all amendments thereto and any addendum which is specifically permitted pursuant to the terms of the Plan.

         1.60 "PLAN YEAR" means the Plan's accounting year as specified in the Adoption Agreement.

         1.61 "PRE-RETIREMENT SURVIVOR ANNUITY" means an immediate annuity for the life of a Participant's spouse, the payments under which must be equal to the benefit which can be provided with the percentage, as specified in the Adoption Agreement, of the Participant's Vested interest in the Plan as of the date of death. If no election is made in the Adoption Agreement, the percentage shall be equal to fifty percent (50%). Furthermore, if less than one hundred percent (100%) of the Participant's Vested interest in the Plan is used to provide the Pre-Retirement Survivor Annuity, a proportionate share of each of the Participant's accounts shall be used to provide the Pre-Retirement Survivor Annuity.

         1.62 "QUALIFIED MATCHING CONTRIBUTION" means any Employer matching contributions that are made pursuant to Sections 12.1(a)(2), if elected in the Adoption Agreement, 12.5 and 12.7.

         1.63 "QUALIFIED MATCHING CONTRIBUTION ACCOUNT" means the account established hereunder to which Qualified Matching Contributions are allocated. Amounts in the Qualified Matching Contribution Account are nonforfeitable when made and are subject to the distribution restrictions of Section 12.2(c).

         1.64 "QUALIFIED NON-ELECTIVE CONTRIBUTION" means the Employer's contributions to the Plan that are made pursuant to Sections 12.1(a)(4), if elected in the Adoption Agreement, 12.5 and 12.7.

         1.65 "QUALIFIED NON-ELECTIVE CONTRIBUTION ACCOUNT" means the account established hereunder to which Qualified Non-Elective Contributions are allocated. Amounts in the Qualified Non-Elective Contribution Account are nonforfeitable when made and are subject to the distribution restrictions of
Section 12.2(c).

         1.66 "QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTION ACCOUNT" means the account established hereunder to which a Participant's tax deductible qualified voluntary employee contributions made pursuant to Section 4.9 are allocated.

         1.67 "TREASURY REGULATION" means the Income Tax Regulations as promulgated by the Secretary of the Treasury or a delegate of the Secretary of the Treasury, and as amended from time to time.

         1.68 "RETIRED PARTICIPANT" means a person who has been a Participant, but who has become entitled to retirement benefits under the Plan.

         1.69 "RETIREMENT DATE" means the date as of which a Participant retires for reasons other than Total and Permanent Disability, whether such retirement occurs on a Participant's Normal Retirement Date, Early Retirement Date or Late Retirement Date (see Section 6.1).

         1.70 "SELF-EMPLOYED INDIVIDUAL" means an individual who has Earned Income for the taxable year from the trade or business for which the Plan is established, and, also, an individual who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year. A Self-Employed Individual shall be treated as an Employee.

         1.71 "SHAREHOLDER-EMPLOYEE" means a Participant who owns more than five percent (5%) of the Employer's outstanding capital stock during any year in which the Employer elected to be taxed as a Small Business Corporation (S Corporation) under the applicable Code sections relating to Small Business Corporations.

         1.72 "SHORT PLAN YEAR" means, if specified in the Adoption Agreement, a Plan Year of less than a twelve (12) month period. If there is a Short Plan Year, the following rules shall apply in the administration of this Plan. In determining whether an Employee has completed a Year of Service (or Period of Service if the Elapsed Time Method is used) for benefit accrual purposes in the Short Plan Year, the number of the Hours of Service (or months of service if the Elapsed Time Method is used) required shall be proportionately reduced based on the number of days (or months) in the Short Plan Year. The determination of whether an Employee has completed a Year of Service (or Period of Service) for vesting and eligibility purposes shall be made in accordance with Department of Labor Regulation Section 2530.203-2(c). In addition, if this Plan is integrated with Social Security, then the integration level shall be proportionately reduced based on the number of months in the Short Plan Year.

         1.73 "SUPER TOP HEAVY PLAN" means a plan which would be a Top Heavy Plan if sixty percent (60%) is replaced with ninety percent (90%) in Section 9.2(a). However, effective as of the first Plan Year beginning after December 31, 1999, no Plan shall be considered a Super Top Heavy Plan.

         1.74 "TAXABLE WAGE BASE" means, with respect to any Plan Year, the contribution and benefit base under Section 230 of the Social Security Act at the beginning of such Plan Year.

         1.75 "TERMINATED PARTICIPANT" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability or retirement.

         1.76     "TOP HEAVY PLAN" means a plan described in Section 9.2(a).

         1.77 "TOP HEAVY PLAN YEAR" means a Plan Year commencing after December 31, 1983, during which the Plan is a Top Heavy Plan.

         1.78 "TOP-PAID GROUP" shall be determined pursuant to Code Section 414(q) and the Treasury Regulations thereunder and generally means the top twenty percent (20%) of Employees who performed services for the Employer during the applicable year, ranked according to the amount of 415 Compensation received from the Employer during such year. All Affiliated Employers shall be taken into account as a single employer, and Leased Employees shall be treated as Employees if required pursuant to Code Section 414(n) or (o). Employees who are non-resident aliens who received no earned income (within the meaning of Code
Section 911(d)(2)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Furthermore, for the purpose of determining the number of active Employees in any year, the following additional Employees may also be excluded, however, such Employees shall still be considered for the purpose of identifying the particular Employees in the Top-Paid Group:

         (a)      Employees with less than six (6) months of service;

         (b)      Employees who normally work less than 171/2hours per week;

         (c) Employees who normally work less than six (6) months during a year; and

         (d)      Employees who have not yet attained age twenty-one (21).

                  In addition, if ninety percent (90%) or more of the Employees of the Employer are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, and the Plan covers only Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identification of particular Employees in the Top- Paid Group.

                  The foregoing exclusions set forth in this Section shall be applied on a uniform and consistent basis for all purposes for which the Code
Section 414(q) definition is applicable. Furthermore, in applying such exclusions, the Employer may substitute any lesser service, hours or age.

         1.79 "TOTAL AND PERMANENT DISABILITY" Unless elected otherwise in the Adoption Agreement, means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The permanence and degree of such impairment shall be supported by medical evidence. The disability of a Participant shall be determined by a licensed physician chosen by the Administrator. However, if the condition constitutes total disability under the federal Social Security Acts, the Administrator may rely upon such determination that the Participant is Totally and Permanently Disabled for the purposes of this Plan. The determination shall be applied uniformly to all Participants.

         1.80 "TRUSTEE" means the person or entity named in the Adoption Agreement, or any successors thereto.

         1.81 "TRUST FUND" means the assets of the Plan and Trust as the same shall exist from time to time.

         1.82 "VALUATION DATE" means the date or dates specified in the Adoption Agreement. Regardless of any election to the contrary or in the absence of any election, the Valuation Date shall include the Anniversary Date and may include any other date or dates deemed necessary or appropriate by the Administrator for the valuation of Participants' Accounts during the Plan Year, which may include any day that the Trustee, any transfer agent appointed by the Trustee or the Employer, or any stock exchange used by such agent, are open for business.

         1.83 "VESTED" means the nonforfeitable portion of any account maintained on behalf of a Participant.

         1.84 "VOLUNTARY CONTRIBUTION ACCOUNT" means the account established and maintained by the Administrator for each Participant with respect to such Participant's total interest in the Plan resulting from the Participant's after-tax voluntary Employee contributions made pursuant to Section 4.8.

                  Amounts recharacterized as after-tax voluntary Employee contributions pursuant to Section 12.5 shall remain subject to the limitations of Section 12.2. Therefore, a separate accounting shall be maintained with respect to that portion of the Voluntary Contribution Account attributable to after-tax voluntary Employee contributions made pursuant to Section 4.8.

         1.85 "YEAR OF SERVICE" means the computation period of twelve (12) consecutive months, herein set forth, and during which an Employee has completed at least 1000 Hours of Service or, if less, the number of Hours of Service specified in the Adoption Agreement.

                  For purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service (employment commencement date). The initial computation period beginning after a 1-Year Break in Service shall be measured from the date on which an Employee again performs an Hour of Service. The succeeding computation periods shall begin on the anniversary of the Employee's employment commencement date. However, if elected in the Adoption Agreement, the computation period after the initial computation period shall shift to the current Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service, and subsequent computation periods shall be the Plan Year. If there is a shift to the Plan Year, an Employee who is credited with the number of Hours of Service to be credited with a Year of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period will be credited with two (2) Years of Service for purposes of eligibility to participate.

                  If two (2) Years of Service are required as a condition of eligibility, a Participant will only have completed two (2) Years of Service for eligibility purposes upon completing two (2) consecutive Years of Service without an intervening 1-Year Break-in-Service.

                  For vesting purposes, and all other purposes not specifically addressed in this Section, the computation period shall be the period elected in the Adoption Agreement. If no election is made in the Adoption Agreement, the computation period shall be the Plan Year.

                  In determining Years of Service for purposes of vesting under the Plan, Years of Service will be excluded as elected in the Adoption Agreement and as specified in Section 3.7.

                  Years of Service and 1-Year Breaks in Service will be measured on the same computation period.

                  Years of Service with any Affiliated Employer shall be recognized. Furthermore, Years of Service with any predecessor employer which maintained this Plan shall be recognized. Years of Service with any other predecessor employer shall be recognized as elected in the Adoption Agreement.

                  In the event the method of crediting service is amended from the Elapsed Time Method to the Hour of Service Method, an Employee will receive credit:

         (a) The number of Years of Service equal to the number of 1-year Periods of Service credited to the Employee as of the date of the amendment; and

         (b) In the computation period which includes the date of the amendment, a number of Hours of Service (using the Hours of Service equivalency method elected in the Adoption Agreement) to any fractional part of a year credited to the Employee under this Section as of the date of the amendment.

                                   ARTICLE II
                                 ADMINISTRATION

2.1      POWERS AND RESPONSIBILITIES OF THE EMPLOYER

                  (a) In addition to the general powers and responsibilities otherwise provided for in this Plan, the Employer shall be empowered to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to ensure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the Act. The Employer may appoint counsel, specialists, advisers, agents (including any nonfiduciary agent) and other persons as the Employer deems necessary or desirable in connection with the exercise of its fiduciary duties under this Plan. The Employer may compensate such agents or advisers from the assets of the Plan as fiduciary expenses (but not including any business (settlor) expenses of the Employer), to the extent not paid by the Employer.

                  (b) The Employer shall establish a funding policy and method, i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. If the Trustee has discretionary authority, the Employer or its delegate shall communicate such needs and goals to the Trustee, who shall coordinate such Plan needs with its investment policy. The communication of such a funding policy and method shall not, however, constitute a directive to the Trustee as to the investment of the Trust Funds. Such funding policy and method shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

                  (c) The Employer may appoint, at its option, an Investment Manager, investment adviser, or other agent to provide direction to the Trustee with respect to any or all of the Plan assets. Such appointment shall be given by the Employer in writing in a form acceptable to the Trustee and shall specifically identify the Plan assets with respect to which the Investment Manager or other agent shall have the authority to direct the investment.

                  (d) The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

2.2      DESIGNATION OF ADMINISTRATIVE AUTHORITY

                  The Employer may appoint one or more Administrators. If the Employer does not appoint an Administrator, the Employer will be the Administrator. Any person, including, but not limited to, the Employees of the Employer, shall be eligible to serve as an Administrator. Any person so appointed shall signify acceptance by filing written acceptance with the Employer. An Administrator may resign by delivering a written resignation to the Employer or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to the Administrator if no date is specified. Upon the resignation or removal of an Administrator, the Employer may designate in writing a successor to this position.

2.3      ALLOCATION AND DELEGATION OF RESPONSIBILITIES

                  If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Employer and the Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee a written revocation of such designation.

2.4      POWERS AND DUTIES OF THE ADMINISTRATOR

                  The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan continue to be deemed a qualified plan under the terms of Code Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish its duties under this Plan.

                  The Administrator shall be charged with the duties of the general administration of the Plan as set forth under the terms of the Plan, including, but not limited to, the following:

                  (a) the discretion to determine all questions relating to the eligibility of an Employee to participate or remain a Participant hereunder and to receive benefits under the Plan;

                  (b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

                  (c) to authorize and direct the Trustee with respect to all discretionary or otherwise directed disbursements from the Trust Fund;

                  (d) to maintain all necessary records for the administration of the Plan;

                  (e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan that are consistent with the terms hereof;

                  (f) to determine the size and type of any Contract to be purchased from any Insurer, and to designate the Insurer from which such Contract shall be purchased;

                  (g) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Plan;

                  (h) to consult with the Employer and the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion (if the Trustee has such discretion), in a manner designed to accomplish specific objectives;

                  (i) to prepare and implement a procedure for notifying Participants and Beneficiaries of their rights to elect Joint and Survivor Annuities and Pre-Retirement Survivor Annuities if required by the Plan, Code and Treasury Regulations thereunder;

                  (j) to assist Participants regarding their rights, benefits, or elections available under the Plan;

                  (k) to act as the named Fiduciary responsible for communicating with Participants as needed to maintain Plan compliance with Act Section 404(c) (if the Employer intends to comply with Act
         Section 404(c)) including, but not limited to, the receipt and transmission of Participants' directions as to the investment of their accounts under the Plan and the formation of policies, rules, and procedures pursuant to which Participants may give investment instructions with respect to the investment of their accounts;

                  (l) to determine the validity of, and take appropriate action with respect to, any qualified domestic relations order received by it; and

                  (m) to carry out the duties, rights, powers and authority ascribed to it under the provisions of Article VII of the Plan, including, without limitation, the duties, rights, powers and authority of the Administrator when the Trustee is a Directed Trustee.

2.5      RECORDS AND REPORTS

                  The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the IRS, Department of Labor, Participants, Beneficiaries and others as required by law.

2.6      APPOINTMENT OF ADVISERS

                  The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists, advisers, agents (including nonfiduciary agents) and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan, including but not limited to agents and advisers to assist with the administration and management of the Plan, and thereby to provide, among such other duties as the Administrator may delegate,assistance with maintaining Plan records and the providing of investment information to the Plan's investment fiduciaries and, if applicable, to Plan Participants.

2.7      INFORMATION FROM EMPLOYER

                  The Employer shall supply full and timely information to the Administrator on all pertinent facts as the Administrator may require in order to perform its functions hereunder and the Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

2.8      PAYMENT OF EXPENSES

                  All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, or any person or persons retained or appointed by any named Fiduciary incident to the exercise of their duties under the Plan, including, but not limited to, fees of accountants, counsel, Investment Managers, agents (including nonfiduciary agents) appointed for the purpose of assisting the Administrator or Trustee in carrying out the instructions of Participants as to the directed investment of their accounts (if permitted) and other specialists and their agents, the costs of any bonds required pursuant to Act Section 412, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. Any administration expense paid to the Trust Fund as a reimbursement shall not be considered an Employer Contribution.

2.9      MAJORITY ACTIONS

                  Except where there has been an allocation and delegation of administrative authority pursuant to Section 2.3, if there is more than one Administrator, then they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

2.10     CLAIMS PROCEDURE

                  Claims for benefits under the Plan may be filed in writing with the Administrator. Written notice of the disposition of a claim shall be furnished to the claimant within ninety (90) days after the application is filed, or such period as is required by applicable law or Department of Labor regulation. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

2.11     CLAIMS REVIEW PROCEDURE

                  Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Administrator pursuant to Section
2.10 shall be entitled to request the Administrator to give further consideration to the claim by filing with the Administrator a written request for a hearing. Such request, together with a written statement of the reasons why the claimant believes such claim should be allowed, shall be filed with the Administrator no later than sixty (60) days after receipt of the written notification provided for in Section 2.10. The Administrator shall then conduct a hearing within the next sixty (60) days, at which the claimant may be represented by an attorney or any other representative of such claimant's choosing and expense and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of the claim. At the hearing (or prior thereto upon five (5) business days written notice to the Administrator) the claimant or the claimant's representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within sixty (60) days of receipt of the appeal (unless there has been an extension of sixty (60) days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the sixty (60) day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based. Notwithstanding the preceding, to the extent any of the time periods specified in this Section are amended by law or Department of Labor regulation, then the time frames specified herein shall automatically be changed in accordance with such law or regulation.

                                   ARTICLE III
                                   ELIGIBILITY

3.1      CONDITIONS OF ELIGIBILITY

                  Any Eligible Employee shall be eligible to participate hereunder on the date such Employee has satisfied the conditions of eligibility elected in the Adoption Agreement.

3.2      EFFECTIVE DATE OF PARTICIPATION

                  An Eligible Employee who has satisfied the conditions of eligibility pursuant to Section 3.1 shall become a Participant effective as of the date elected in the Adoption Agreement. If said Employee is not employed on such date, but is reemployed before a 1-Year Break in Service has occurred, then such Employee shall become a Participant on the date of reemployment or, if later, the date that the Employee would have otherwise entered the Plan had the Employee not terminated employment.

                  Unless specifically provided otherwise in the Adoption Agreement, an Eligible Employee who satisfies the Plan's eligibility requirement conditions by reason of recognition of service with a predecessor employer will become a Participant as of the day the Plan credits service with a predecessor employer or, if later, the date the Employee would have otherwise entered the Plan had the service with the predecessor employer been service with the Employer.

                  If an Employee, who has satisfied the Plan's eligibility requirements and would otherwise have become a Participant, shall go from a classification of a noneligible Employee to an Eligible Employee, such Employee shall become a Participant on the date such Employee becomes an Eligible Employee or, if later, the date that the Employee would have otherwise entered the Plan had the Employee always been an Eligible Employee.

                  If an Employee, who has satisfied the Plan's eligibility requirements and would otherwise become a Participant, shall go from a classification of an Eligible Employee to a noneligible class of Employees, such Employee shall become a Participant in the Plan on the date such Employee again becomes an Eligible Employee, or, if later, the date that the Employee would have otherwise entered the Plan had the Employee always been an Eligible Employee. However, if such Employee incurs a 1-Year Break in Service, eligibility will be determined under the break in service rules set forth in
Section 3.7.

3.3      DETERMINATION OF ELIGIBILITY

                  The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made pursuant to the Plan and the Act. Such determination shall be subject to review pursuant to Section 2.11.

3.4      TERMINATION OF ELIGIBILITY

                  In the event a Participant shall go from a classification of an Eligible Employee to an ineligible Employee, such Former Participant shall continue to vest in the Plan for each Year of Service (or Period of Service, if the Elapsed Time Method is used) completed while an ineligible Employee, until such time as the Participant's Account is forfeited or distributed pursuant to the terms of the Plan. Additionally, the Former Participant's interest in the Plan shall continue to share in the earnings of the Trust Fund.

3.5      OMISSION OF ELIGIBLE EMPLOYEE

                  If, in any Plan Year, any Employee who should have been included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by the Employer for the year has been made and allocated, then the Employer shall make a subsequent contribution, if necessary after the application of Section 4.3(e), so that the omitted Employee receives the total amount which the Employee would have received (including both Employer contributions and earnings thereon) had the Employee not been omitted. Such contribution shall be made regardless of whether it is deductible in whole or in part in any taxable year under applicable provisions of the Code. Any corrections or adjustments under this Section shall be made in accordance with the IRS Employee Plans Compliance Resolution System.

3.6      INCLUSION OF INELIGIBLE EMPLOYEE

                  If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such inclusion is not made until after a contribution for the year has been made and allocated, the Employer shall be entitled to recover the contribution made with respect to the ineligible person provided the error is discovered within twelve (12) months of the date on which it was made. Otherwise, the amount contributed with respect to the ineligible person shall constitute a Forfeiture for the Plan Year in which the discovery is made. Notwithstanding the forgoing, any Elective Deferrals made by an ineligible person shall be distributed to the person (along with any earnings attributable to such Elective Deferrals). Any corrections or adjustments under this Section shall be made in accordance with the IRS Employee Plans Compliance Resolution System.

3.7      REHIRED EMPLOYEES AND BREAKS IN SERVICE

                  (a) If any Participant becomes a Former Participant due to severance from employment with the Employer and is reemployed by the Employer before a 1-Year Break in Service occurs, the Former Participant shall become a Participant as of the reemployment date.

                  (b) If any Participant becomes a Former Participant due to severance from employment with the Employer and is reemployed after a 1-Year Break in Service has occurred, Years of Service (or Periods of Service if the Elapsed Time Method is being used) shall include Years of Service (or Periods of Service if the Elapsed Time Method is being used) prior to the 1-Year Break in Service subject to the following rules:

                           (1) In the case of a Former Participant who under the Plan does not have a nonforfeitable right to any interest in the Plan resulting from Employer contributions, Years of Service (or Periods of Service) before a period of 1-Year Breaks in Service will not be taken into account if the number of consecutive 1-Year Breaks in Service equals or exceeds the greater of (A) five (5) or (B) the aggregate number of pre-break Years of Service (or Periods of Service). Such aggregate number of Years of Service (or Periods of Service) will not include any Years of Service (or Periods of Service) disregarded under the preceding sentence by reason of prior 1-Year Breaks in Service;

                           (2) A Former Participant who has not had Years of Service (or Periods of Service) before a 1-Year Break in Service disregarded pursuant to (1) above, shall participate in the Plan as of the date of reemployment;

                  (c) After a Former Participant who has severed employment with the Employer incurs five (5) consecutive 1-Year Breaks in Service, the Vested portion of such Former Participant's Account attributable to pre-break service shall not be increased as a result of post-break service. In such case, separate accounts will be maintained as follows:

                           (1) one account for nonforfeitable benefits attributable to pre-break service; and

                           (2) one account representing the Participant's Employer-derived account balance in the Plan attributable to post-break service.

                  (d) If any Participant becomes a Former Participant due to separation from service with the Employer and is reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service, and such Former Participant had received a distribution of the entire Vested interest prior to reemployment, then the forfeited account shall be reinstated only if the Former Participant repays the full amount which had been distributed. Such repayment must be made before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first period of five (5) consecutive 1-Year Breaks in Service commencing after the distribution. If a distribution occurs for any reason other than a severance of employment, the time for repayment may not end earlier than five (5) years after the date of distribution. In the event the Former Participant does repay the full amount distributed, the undistributed forfeited portion of the Participant's Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the Valuation Date preceding the distribution. The source for such reinstatement may be Forfeitures occurring during the Plan Year. If such source is insufficient, then the Employer will contribute an amount which is sufficient to restore the Participant's Account, provided, however, that if a discretionary contribution is made for such year, such contribution will first be applied to restore any such accounts and the remainder shall be allocated in accordance with the terms of the Plan. If a non-Vested Former Participant was deemed to have received a distribution and such Former Participant is reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service, then such Participant will be deemed to have repaid the deemed distribution as of the date of reemployment.

3.8      ELECTION NOT TO PARTICIPATE

                  An Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan provided, however that such election is a one-time irrevocable election made pursuant to Treasury Regulation
Section 1.401(k) - 1(a)(3)(iv). The election not to participate must be communicated to the Employer, in writing, within a reasonable period of time before the beginning of a Plan Year. For standardized Plans, a Participant or an Eligible Employee may not elect not to participate.

3.9      CONTROL OF ENTITIES BY OWNER-EMPLOYEE

                  Effective with respect to Plan Years beginning after December 31, 1996, if this Plan provides contributions or benefits for one or more Owner-Employees, the contributions on behalf of any Owner-Employee shall be made only with respect to the Earned Income for such Owner-Employee which is derived from the trade or business with respect to which such Plan is established.

                                   ARTICLE IV
                           CONTRIBUTION AND ALLOCATION

4.1      FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION

                  (a)      For a money purchase plan:

                  (1) The Employer will make contributions on the following basis. On behalf of each Participant eligible to share in allocations, for each year of such Participant's participation in this Plan, the Employer will contribute the amount elected in the Adoption Agreement. The Employer must obtain a waiver from the IRS for any Plan Year in which it is unable to make the full required contribution to the Plan. In the event a waiver is obtained, this Plan shall be deemed to be an individually designed plan.

                  (2) Notwithstanding the foregoing, with respect to an Employer which is not a tax-exempt entity, the Employer's contribution for any Fiscal Year will generally not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. However, to the extent necessary to provide the top heavy minimum allocations, the Employer shall make a contribution even if it exceeds the amount that is deductible under Code Section 404.

                  (b)      For a profit sharing plan:

                  (1) For each Plan Year, the Employer will contribute to the Plan such amount as elected by the Employer in the Adoption Agreement.

                  (2) Additionally, the Employer will contribute to the Plan the amount necessary, if any, to provide the top heavy minimum allocations, even if it exceeds current or accumulated Net Profit or the amount that is deductible under Code Section 404.

4.2      TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION

                  Unless otherwise provided by contract, the Employer may make its contribution to the Plan for a particular Plan Year at such time as the Employer, in its sole discretion, determines. If the Employer makes a contribution for a particular Plan Year after the close of that Plan Year, the Employer will designate to the Trustee the Plan Year for which the Employer is making its contribution.

4.3      ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS

                  (a) The Administrator shall establish and maintain an account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date, or other Valuation Date, all amounts allocated to each such Participant as set forth herein.

                  (b) The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer's contribution, if any, for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate any contributions as follows:

                  (1) For a money purchase plan (other than a money purchase plan which is integrated by allocation):

                           (i) The Employer's contribution shall be allocated to Participant's Account in the manner set forth in 4.1 herein and as specified in the Adoption Agreement.

                           (ii) However, regardless of the preceding, a Participant shall only be eligible to share in the allocations of the Employer's contribution for the Plan Year if the conditions set forth in the Adoption Agreement are satisfied, unless a contribution is required pursuant to Section 4.3(f). Furthermore, for non-standardized Plans, regardless of any election in the Adoption Agreement to the contrary, for the Plan Year in which this Plan terminates, a Participant shall only be eligible to share in the allocation of the Employer's contributions for the Plan Year if the Participant is employed at the end of the Plan Year and has completed a Year of Service (or Period of Service if the Elapsed Time Method is elected).

                  (2) For an integrated profit sharing plan or a money purchase plan which is integrated by allocation:

                           (i) Subject to the overall permitted disparity limits, Employer contributions for the Plan Year plus any forfeitures will be allocated to the account of each Participant who either completes more than 500 hours of service during the Plan Year or who is employed on the last day of the Plan Year as follows:

                           STEP ONE: Contributions and forfeitures will be allocated to each Participant's Account in the ratio that each Participant's total Compensation bears to all Participants total Compensation, but not in excess of 3% of each Participant's Compensation.

                           STEP TWO: Any contributions and forfeitures remaining after the allocation in Step One will be allocated to each Participant's account in the ratio that each Participant's Compensation for the Plan Year in excess of the integration level bears to the Excess Compensation of all Participants, but not in excess of 3% of each Participant's Compensation. For purposes of this Step Two, in the case of any Participant who has exceeded the cumulative permitted disparity limit described below, such Participant's total Compensation for the Plan Year will be taken into account.

                           STEP THREE: Any contributions and forfeitures remaining after the allocation in Step Two will be allocated to each Participant's Account in the ratio that the sum of each Participant's total Compensation and Excess Compensation bears to the sum of all Participant's total Compensation and Excess Compensation, but not in excess of the profit-sharing maximum disparity rate. For purposes of this Step Three, in the case of any Participant who has exceeded the cumulative permitted disparity limit described below, two times such Participant's total Compensation for the Plan Year will be taken into account.

                           STEP FOUR: Any remaining Employer contributions or forfeitures will be allocated to each Participant's account in the ratio that each Participant's total Compensation for the Plan Year bears to all Participants' total Compensation for that year.

                           (ii) The integration level shall be equal to the taxable wage base or such lesser amount elected by the Employer in the Adoption Agreement. The taxable wage base is the contribution and benefit base under section 230 of the Social Security Act at the beginning of the Plan Year.

                           (iii) However, regardless of the preceding, a Participant shall only be eligible to share in the allocations of the Employer's contribution for the year if the conditions set forth in the Adoption Agreement are satisfied, unless a contribution is required pursuant to Section 4.3(f). Furthermore, for non-standardized Plans, regardless of any election in the Adoption Agreement to the contrary, for the Plan Year in which this Plan terminates, a Participant shall only be eligible to share in the allocation of the Employer's contributions for the Plan Year if the Participant is employed at the end of the Plan Year and has completed a Year of Service (or Period of Service if the Elapsed Time Method is elected).

                  (3)      For a non-integrated profit sharing plan:

                           (i)  The Employer's contribution shall be
                           allocated to each Participant's Account in accordance with the allocation method elected in the Adoption Agreement.

                           (ii) However, regardless of the preceding, a Participant shall only be eligible to share in the allocations of the Employer's contribution for the Plan Year if the conditions set forth in the Adoption Agreement are satisfied, unless a contribution is required pursuant to Section 4.3(f). Furthermore, for non-standardized Plans, regardless of any election in the Adoption Agreement to the contrary, for the Plan Year in which this Plan terminates, a Participant shall only be eligible to share in the allocation of the Employer's contributions for the Plan Year if the Participant is employed at the end of the Plan Year and has completed a Year of Service (or Period of Service if the Elapsed Time Method is elected).

                  (4)      Overall Permitted Disparity Limits:

                           Annual Overall Permitted Disparity Limit:
                           Notwithstanding the preceding paragraphs, if in any Plan Year this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension, as defined in Code Section 408(k), maintained by the Employer that either provides for or imputes permitted disparity (integrates), then such plans will be considered to be one plan and will be considered to comply with the permitted disparity rules if the extent of the permitted disparity of all such plans does not exceed 100%. For purposes of the preceding sentence, the extent of the permitted disparity of a plan is the ratio, expressed as a percentage, which the actual benefits, benefit rate, offset rate, or employer contribution rate, whatever is applicable under the Plan, bears to the limitation under Code Section 401(l) applicable to such Plan. The annual disparity limit will be determined in accordance with Treasury Reg. Section 1.401(l)-5(b). Notwithstanding the foregoing, if the Employer maintains two or more standardized paired plans, only one plan may provide for permitted disparity.

                           Cumulative Permitted Disparity Limit: With respect to a Participant who benefits or has benefited under a defined benefit or target benefit plan of the Employer, effective for Plan Years beginning on or after January 1, 1994, the cumulative permitted disparity limit for the Participant is thirty five
                           (35) total cumulative permitted disparity years. Total cumulative permitted disparity years means the number of years credited to the Participant for allocation or accrual purposes under the Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer, while such plan either provides for or imputes permitted disparity. For purposes of determining the Participant's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the Participant has not benefited under a defined benefit or target benefit plan which neither provides for nor imputes permitted disparity for any year beginning on or after January 1, 1994, then such Participant has no cumulative permitted disparity limit.

                           For purposes of this Section, benefiting means benefiting under the Plan for any Plan Year during which a Participant received or is deemed to receive an allocation in accordance with Treasury Regulation
                           Section 1.410(b)-3(a).

                  (c) Except as otherwise elected in the Adoption Agreement or as provided in Section 4.10 with respect to Participant Directed Accounts, as of each Valuation Date, before allocation of any Employer contributions and Forfeitures, any earnings or losses (net appreciation or net depreciation) of the Trust Fund (exclusive of assets segregated for distribution) shall be allocated in the same proportion that each Participant's and Former Participant's nonsegregated accounts bear to the total of all Participants' and Former Participants' nonsegregated accounts as of such date. If any nonsegregated account of a Participant has been distributed prior to the Valuation Date subsequent to a Participant's termination of employment, no earnings or losses shall be credited to such account.

                  (d) Participants' Accounts shall be debited for any insurance or annuity premiums paid, if any, and credited with any dividends or interest received on Contracts.

                  (e) On or before each Anniversary Date any amounts which became Forfeitures may be made available to reinstate previously forfeited account balances of Former Participants, if any, in accordance with Section 3.7(d), used to satisfy any contribution that may be required pursuant to Section 3.5 and/or 6.9, or used to pay any administrative expenses of the Plan. The remaining Forfeitures, if any, shall be treated in accordance with the Adoption Agreement. If no election is made in the Adoption Agreement, any remaining Forfeitures will be used to reduce any future Employer contributions under the Plan. Regardless of the preceding sentences, in the event the allocation of Forfeitures provided herein shall cause the annual additions (as defined in Section 4.4) to any Participant's Account to exceed the amount allowable by the Code, an adjustment shall be made in accordance with Section 4.5. Except, however, a Participant shall only be eligible to share in the allocations of Forfeitures for the year if the conditions set forth in the Adoption Agreement are satisfied, unless a contribution is required pursuant to Section 4.3(f).

                  (f)      Minimum Allocations Required for Top Heavy Plan
         Years: Notwithstanding the foregoing, for any Top Heavy Plan Year, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to at least three percent (3%) of such Non-Key Employee's 415 Compensation (reduced by contributions and forfeitures, if any, allocated to each Non-Key Employee in any defined contribution plan included with this Plan in a required aggregation group (as defined in Section 9.2(f)). However, if (i) the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Key Employee for such Top Heavy Plan Year is less than three percent (3%) of each Key Employee's 415 Compensation and (ii) this Plan is not required to be included in a required aggregation group (as defined in Section 9.2(f)) to enable a defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined

         Account of each Non-Key Employee shall be equal to the largest percentage allocated to the Participant's Combined Account of any Key Employee.

                           However, for each Non-Key Employee who is a Participant in a paired profit sharing plan or 401(k) profit sharing plan and a paired money purchase plan, the minimum three percent (3%) allocation specified above shall be provided in the money purchase plan.

                           If this is an integrated Plan, then for any Top Heavy Plan Year the Employer's contribution shall be allocated as follows and shall still be required to satisfy the other provisions of this subsection:

                  (1) An amount equal to three percent (3%) multiplied by each Participant's Compensation for the Plan Year shall be allocated to each Participant's Account. If the Employer does not contribute such amount for all Participants, the amount shall be allocated to each Participant's Account in the same proportion that such Participant's total Compensation for the Plan Year bears to the total Compensation of all Participants for such year.

                  (2) The balance of the Employer's contribution over the amount allocated under subparagraph (1) hereof shall be allocated to each Participant's Account in a dollar amount equal to three percent (3%) multiplied by a Participant's Excess Compensation. If the Employer does not contribute such amount for all Participants, each Participant will be allocated a share of the contribution in the same proportion that such Participant's Excess Compensation bears to the total Excess Compensation of all Participants for that year. For purposes of this paragraph, in the case of any Participant who has exceeded the cumulative permitted disparity limit described in Section 4.3(b)(4), such Participant's total Compensation will be taken into account.

                  (3) The balance of the Employer's contribution over the amount allocated under subparagraph (2) hereof shall be allocated to each Participant's Account in a dollar amount equal to 2.7% multiplied by the sum of each Participant's total Compensation plus Excess Compensation. If the Employer does not contribute such amount for all Participants, each Participant will be allocated a share of the contribution in the same proportion that such Participant's total Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for that year. For purposes of this paragraph in the case of any Participant who has exceeded the cumulative permitted disparity limit described in Section 4.3(b)(4), such Participant's total Compensation rather than Compensation plus Excess Compensation will be taken into account

                  Regardless of the preceding, 1.3% shall be substituted for 2.7% above if Excess Compensation is based on more than 20% and less than or equal to 80% of the Taxable Wage Base. If Excess Compensation is based on less than 100% and more than 80% of the Taxable Wage Base, then 2.4% shall be substituted for 2.7% above.

                  (4) The balance of the Employer's contributions over the amount allocated above, if any, shall be allocated to each Participant's Account in the same proportion that such Participant's total Compensation for the Plan Year bears to the total Compensation of all Participants for such year.

                           For each Non-Key Employee who is a Participant in this Plan and another non-paired defined contribution plan maintained by the Employer, the minimum three percent (3%) allocation specified above shall be provided as specified in the Adoption Agreement.

                  (g) For purposes of the minimum allocations set forth above, the percentage allocated to the Participant's Combined Account of any Key Employee shall be equal to the ratio of the sum of the Employer's contributions and Forfeitures allocated on behalf of such Key Employee divided by the 415 Compensation for such Key Employee.

                  (h) For any Top Heavy Plan Year, the minimum allocations set forth in this Section shall be allocated to the Participant's Combined Account of all Non-Key Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including Non-Key Employees who have (1) failed to complete a Year of Service; or (2) declined to make mandatory contributions (if required) or, in the case of a cash or deferred arrangement, Elective Deferrals to the Plan.

                  (i) Notwithstanding anything herein to the contrary, in any Plan Year in which the Employer maintains both this Plan and a defined benefit pension plan included in a required aggregation group (as defined in Section 9.2(f)) which is top heavy, the Employer will not be required (unless otherwise elected in the Adoption Agreement) to provide a Non-Key Employee with both the full separate minimum defined benefit plan benefit and the full separate defined contribution plan allocations. In such case, the top heavy minimum benefits will be provided as elected in the Adoption Agreement and, if applicable, as follows:

                  (1) If the 5% defined contribution minimum is elected in the Adoption Agreement:

                                    (i)      The requirements of Section 9.1
                        will apply except that each Non-Key Employee who is a Participant in the profit sharing plan or money purchase plan and who is also a Participant in the defined benefit plan will receive a minimum allocation of five percent (5%) of such Participant's 415 Compensation from the applicable defined contribution plan(s).

                                    (ii)     For each Non-Key Employee who is a
                       Participant only in the defined benefit plan the Employer will provide a minimum non-integrated benefit equal to two percent (2%) of such Participant's highest five (5) consecutive year average 415 Compensation for each Year of Service while a participant in the plan, in which the Plan is top heavy, not to exceed ten (10).

                                    (iii)    For each Non-Key Employee who is a
                       Participant only in this defined contribution plan, the Employer will provide a minimum allocation equal to three percent (3%) of such Participant's 415 Compensation.

                  (2) If the 7 1/2% defined contribution minimum is elected in the Adoption Agreement, the provisions of (1) above shall apply except as provided below:

                                    (i)      The minimum allocation specified in
                       Section 4.3(i)(1)(i) will be seven and one-half percent (7 1/2%) for Plan Years beginning prior to January 1, 2000, in which the Plan is a Top Heavy Plan, but not a Super Top Heavy Plan.

                                    (ii)     The minimum benefit specified in
                       Section 4.3(i)(1)(ii) will be three percent (3%) for years beginning prior to January 1, 2000, in which the Plan is a Top Heavy Plan, but not a Super Top Heavy Plan.

                                    (iii)    The minimum allocation specified in
                       Section 4.3(i)(1)(iii) will be four percent (4%) for years beginning prior to January 1, 2000, in which the Plan is a Top Heavy Plan, but not a Super Top Heavy Plan.

                  (3) If the 2% defined benefit minimum is elected in the Adoption Agreement, for each Non-Key Employee who is a Participant only in the defined benefit plan the Employer will provide a minimum non-integrated benefit equal to two percent (2%) of such Participant's highest five (5) consecutive year average of 415 Compensation for each Year of Service while a participant in the plan, in which the Plan is top heavy, not to exceed ten (10).

                  (4) If the 3% defined benefit minimum is elected in the Adoption Agreement, for each Non-Key Employee who is a Participant only in the defined benefit plan, the Employer will provide a minimum non-integrated benefit equal to three percent (3%) of such Participant's highest five (5) consecutive year average of 415 Compensation for each Year of Service while a participant in the plan, in which the Plan is top heavy, not to exceed ten (10). Regardless of the preceding, for years in which the Plan is Super Top Heavy and for years beginning after December 31, 1999, two percent (2%) shall be substituted for three percent (3%).

                  (j) For the purposes of this Section, 415 Compensation will be limited to the same dollar limitations set forth in Section 1.11 adjusted in such manner as permitted under Code Section 415(d).

                  (k) Notwithstanding anything in this Section to the contrary, all information necessary to properly reflect a given transaction may not be available until after the date specified herein for processing such transaction, in which case the transaction will be reflected when such information is received and processed. Subject to express limits that may be imposed under the Code, the processing of any contribution, distribution or other transaction may be delayed for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, force majeure, the failure of a service provider to timely receive values or prices, and correction for errors or omissions or the errors or omissions of any service provider). The processing date of a transaction will be binding for all purposes of the Plan.

                  (l) Notwithstanding anything to the contrary, if this is a non-standardized Plan that would otherwise fail to meet the requirements of Code Section 410(b)(1) or 410(b)(2)(A)(i) and the Treasury Regulations thereunder (including Treasury Regulation Section 1.401(a)(4)-2(b)(4)(vi)(D)(3) which treats Participants only receiving top heavy minimums as not benefiting) because Employer contributions would not be allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules may be applied:

                  (1) The group of Participants eligible to share in the Employer's contributions or Forfeitures for the Plan Year will be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the requirements of Code section 410(b)(1)(B). The specific Participants who shall become eligible under the terms of this paragraph shall be those who have not separated from service prior to the last day of the Plan Year and, when compared to similarly situated Participants, have completed the greatest number of Hours of Service in the Plan Year.

                  (2) If after application of paragraph (1) above, the requirements of Code section 410(b)(1)(B) are still not satisfied, then the group of Participants eligible to share in the Employer's contributions or Forfeitures for the Plan Year shall be further expanded to include the minimum number of Participants who have separated from service prior to the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible to share shall be those Participants, when compared to similarly situated Participants, who have completed the greatest number of Hours of Service in the Plan Year before separation from service.

                           Nothing in this subsection shall permit the reduction of a Participant's accrued benefit. Therefore any amounts that have previously been allocated to Participants may not be reallocated to satisfy these requirements. In such event, the Employer shall make an additional contribution equal to the amount such affected Participants would have received had they been included in the allocations, even if it exceeds the amount that would be deductible under Code Section 404. Any adjustment to the allocations pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.

4.4     MAXIMUM ANNUAL ADDITIONS

                  (a)(1) If a Participant does not participate in, and has never participated in another qualified plan maintained by the Employer, or a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer, or an individual medical account (as defined in Code Section 415(l)(2)) maintained by the Employer, or a simplified employee pension (as defined in Code Section 408(k)) maintained by the Employer which provides Annual Additions (as defined below), the amount of Annual Additions which may be credited to the Participant's accounts for any Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's accounts would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount, and any amount in excess of the Maximum Permissible Amount which would have been allocated to such Participant may be allocated to other Participant's accounts in a manner consistent with that specified in the Adoption Agreement.

                  (2) Prior to determining the Participant's actual 415 Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's 415 Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

                  (3) As soon as is administratively feasible after the end of the Limitation Year the Maximum Permissible Amount for such Limitation Year shall be determined on the basis of the Participant's actual 415 Compensation for such Limitation Year.

                           For Limitation Years beginning after December 31, 1997, for purposes of applying the limitations of this Article, Compensation paid or made available during such Limitation Year shall include any elective deferral (as defined in Code Section 402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Section 125 or 457. For Limitation Years beginning on or after January 1, 2001 (or, if applicable, a date no earlier than January 1, 1998) to the extent elected in the Adoption Agreement, for purposes of applying the limitations of this Article, Compensation shall include any amount not includible in gross income of the Participant by reason of Code Section 132(f)(4).

                  (b)(1) This subsection applies if, in addition to this Plan, a Participant is covered under another qualified master or prototype defined contribution plan maintained by the Employer, a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer, an individual medical account (as defined in Code Section 415(l)(2)) maintained by the Employer, or a simplified employee pension (as defined in Code Section 408(k)) maintained by the Employer, which provides Annual Additions, during any Limitation Year. The Annual Additions which may be credited to a Participant's accounts under this Plan for any such Limitation Year shall not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's accounts under the other plans and welfare benefit funds, individual medical accounts, and simplified employee pensions for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's accounts under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and welfare benefit funds for the Limitation Year will equal the Maximum Permissible Amount, and any amount in excess of the Maximum Permissible Amount which would have been allocated to such Participant may be allocated to other Participants. If the Annual Additions with respect to the Participant under such other defined contribution plans, welfare benefit funds, individual medical accounts and simplified employee pensions in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's account under this Plan for the Limitation Year.

                  (2) Prior to determining the Participant's actual 415 Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's 415 Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

                  (3) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual 415 Compensation for the Limitation Year.

                  (4) If, pursuant to Section 4.4(b)(3) or Section 4.5, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount (as defined below) for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a simplified employee pension will be deemed to have been allocated first, followed by Annual Additions to a welfare benefit fund or individual medical account, and then by Annual Additions to a plan subject to Code Section 412, regardless of the actual allocation date.

                  (5) If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of:

                           (i) the total Excess Amount allocated as of such date, times

                           (ii) the ratio of (1) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (2) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified defined contribution plans.

                  (6) Any Excess Amount attributed to this Plan will be disposed of in the manner described in Section 4.5.

                  (c) If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a Master or Prototype Plan (as defined below), Annual Additions which may be credited to the Participant's Combined Account under this Plan for any Limitation Year will be limited in accordance with Section 4.4(b), unless the Employer provides other limitations in the Adoption Agreement.

                  (d) For any Limitation Year beginning prior to the date the Code Section 415(e) limits are repealed with respect to this Plan (as specified in the Adoption Agreement for the GUST transitional rules), if the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, then the sum of the Participant's Defined Benefit Plan Fraction (as defined below) and Defined Contribution Plan Fraction (as defined below) may not exceed 1.0. In such event, the rate of accrual in the defined benefit plan will be reduced to the extent necessary so that the sum of the Defined Contribution Fraction and Defined Benefit Fraction will equal 1.0. However, the Employer may specify an alternative method under which the plans involved will satisfy the limitations of Code Section 415(e), including increased top heavy minimum benefits so that the combined limitation is 1.25 rather than
         1.0. This subsection 4.4(d) does not apply for Limitation Years beginning on or after January 1, 2000.

                  (e)      For purposes of applying the limitations of Code
         Section 415, the transfer of funds from one qualified plan to another is not an Annual Addition. In addition, the following are not Employee contributions for the purposes of Section 4.4(f)(1)(b): (1) rollover contributions (as defined in Code Sections 402(c), 403(a)(4), 403(b)(8) and 408(d)(3)); (2) repayments of loans made to a Participant from the Plan; (3) repayments of distributions received by an Employee pursuant to Code Section 411(a)(7)(B) (cash-outs); (4) repayments of distributions received by an Employee pursuant to Code Section 411(a)(3)(D) (mandatory contributions); and (5) Employee contributions to a simplified employee pension excludable from gross income under Code Section 408(k)(6).

                  (f) For purposes of this Section, the following terms shall be defined as follows:

                  (1) "Annual Additions" means the sum credited to a Participant's accounts for any Limitation Year of (a) Employer contributions, (b) Employee contributions (except as provided below), (c) forfeitures, (d) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code
                  Section 415(l)(2), which is part of a pension or annuity plan maintained by the Employer, (e) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code
                  Section 419(e)) maintained by the Employer and (f) allocations under a simplified employee pension. Except, however, the Compensation percentage limitation referred to in paragraph
                  (f)(9)(ii) below shall not apply to: (1) any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service which is otherwise treated as an Annual Addition, or (2) any amount otherwise treated as an Annual Addition under Code Section 415(l)(1). Notwithstanding the foregoing, for Limitation Years beginning prior to January 1, 1987, only that portion of Employee contributions equal to the lesser of Employee contributions in excess of six percent (6%) of 415 Compensation or one-half of Employee contributions shall be considered an Annual Addition.

                                    For this purpose, any Excess Amount applied
                  under Section 4.5 in the Limitation Year to reduce Employer contributions shall be considered Annual Additions for such Limitation Year.

                  (2) "Defined Benefit Fraction" means a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits (as defined below) under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined for the Limitation Year under Code Sections 415(b)(1)(A) as adjusted by Code Section 415(d) or one hundred forty percent (140%) of the Highest Average Compensation (as defined below) including any adjustments under Code Section 415(b).

                                    Notwithstanding the above, if the
                  Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the end of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

                                    Notwithstanding the foregoing, for any Top
                  Heavy Plan Year, one hundred percent (100%) shall be substituted for one hundred twenty-five percent (125%) unless the extra minimum allocation or benefit is being made pursuant to the Employer's election in the Adoption Agreement. However, for any Plan Year in which this Plan is a Super Top Heavy Plan, one hundred percent (100%) shall always be substituted for one hundred twenty-five percent (125%).

                  (3) "Defined Contribution Dollar Limitation" means $30,000 as adjusted under Code Section 415(d).

                  (4) "Defined Contribution Fraction" means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's accounts under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, (including the Annual Additions attributable to the Participant's nondeductible voluntary employee contributions to any defined benefit plans, whether or not terminated, maintained by the Employer and the Annual Additions attributable to all welfare benefit funds (as defined in Code Section 419(e)), individual medical accounts (as defined in Code Section 415(l)(2)), and simplified employee pensions (as defined in Code Section 408(k)) maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years in which the Employee had service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined under Code Section 415(c)(1)(A) as adjusted by Code
                  Section 415(d) or thirty-five percent (35%) of the Participant's 415 Compensation for such year.

                                    If the Employee was a Participant as of the
                  end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 5, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

                  For Limitation Years beginning prior to January 1, 1987, the Annual Additions shall not be recomputed to treat all Employee contributions as Annual Additions.

                                    Notwithstanding the foregoing, for any Top
                  Heavy Plan Year, one hundred percent (100%) shall be substituted for one hundred twenty-five percent (125%) unless the extra minimum allocation or benefit is being made pursuant to the Employer's election in the Adoption Agreement. However, for any Plan Year in which this Plan is a Super Top Heavy Plan, one hundred percent (100%) shall always be substituted for one hundred twenty-five percent (125%).

                  (5) "Employer" means the Employer that adopts this Plan and all Affiliated Employers, except that for purposes of this Section, the determination of whether an entity is an Affiliated Employer shall be made by applying Code Section 415(h).

                  (6) "Excess Amount" means the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

                  (7) "Highest Average Compensation" means the average Compensation for the three (3) consecutive Years of Service with the Employer while a Participant in the Plan that produces the highest average. A Year of Service with the Employer is the twelve (12) consecutive month period ending on the last day of the Limitation Year.

                  (8) "Master or Prototype Plan" means a plan the form of which is the subject of a favorable opinion letter from the IRS.

                  (9) "Maximum Permissible Amount" means the maximum Annual Addition that may be contributed or allocated to a Participant's accounts under the Plan for any Limitation Year, which shall not exceed the lesser of:

                           (i) the Defined Contribution Dollar Limitation, or

                           (ii)     twenty-five percent (25%) of the
                                    Participant's 415 Compensation for the
                                    Limitation Year.

                                    The Compensation Limitation referred to in
                  (ii) shall not apply to any contribution for medical benefits (within the meaning of Code Sections 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition under Code
                  Section 415(l)(1) or Code Section 419A(d)(2).

                                    If a short Limitation Year is created
                  because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by a fraction, the numerator of which is the number of months in the short Limitation
                  Year and the denominator of which is twelve (12).

                  (10) "Projected Annual Benefit" means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the plan assuming:

                           (i) the Participant will continue employment until Normal Retirement Age (or current age, if later), and

                           (ii) the Participant's 415 Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

                  For purposes of this subsection, straight life annuity means an annuity that is payable in equal installments for the life of the Participant that terminates upon the Participant's death.

                  (g) Notwithstanding anything contained in this Section to the contrary, the limitations, adjustments and other requirements prescribed in this Section shall at all times comply with the provisions of Code Section 415 and the Treasury Regulations thereunder, the terms of which are specifically incorporated herein by reference.

4.5               ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS

                           Allocation of Annual Additions to a Participant's Combined Account for a Limitation Year generally will cease once the limits of Section 4.4 have been reached for such Limitation Year. However, if as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's annual 415 Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any Participant under the limits of Section 4.4, or other facts and circumstances to which Treasury Regulation Section 1.415-6(b)(6) shall be applicable, the Annual Additions under this Plan would cause the maximum provided in Section 4.4 to be exceeded, the Excess Amount will be disposed of in one of the following manners, as uniformly determined by the Plan Administrator for all Participants similarly situated:

                           (a)      Any after-tax voluntary Employee
                  contributions (plus attributable earnings), to the extent they would reduce the Excess Amount, will be distributed to the Participant;

                           (b)      If, after the application of subparagraph
                  (a), an Excess Amount still exists, any unmatched Elective Deferrals (and for Limitation Years beginning after December 31, 1995, any earnings attributable to such Elective Deferrals), to the extent they would reduce the Excess Amount, will be distributed to the Participant;

                           (c) To the extent necessary, matched Elective Deferrals and Employer matching contributions will be proportionately reduced from the Participant's Account. The Elective Deferrals (and for Limitation Years beginning after December 31, 1995, any earnings attributable to such Elective Deferrals) will be distributed to the Participant and the related Employer matching contributions will be forfeited;

                           (d)      If, after the application of subparagraphs
                  (a), (b) and (c), an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Account will be used to reduce Employer contributions (including any allocation of Forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary;

                           (e)      If, after the application of subparagraphs
                  (a), (b) and (c), an Excess Amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including allocation of any Forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary; and

                           (f) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, no investment gains and losses shall be allocated to such suspense account. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated to Participants' Accounts before any Employer contributions or any Employee contributions may be made to the Plan for that Limitation Year. Except as provided in (a), (b) and (c) above, Excess Amounts may not be distributed to Participants or Former Participants.

4.6     ROLLOVERS

                  (a) Unless elected otherwise in the Adoption Agreement, with the consent of the Administrator, the Plan may accept a rollover, provided the rollover will not jeopardize the tax-exempt status of the Plan or create adverse tax consequences for the Employer. The amounts rolled over shall be placed in a Participant's Rollover Account. Such account shall be fully Vested at all times and shall not be subject to forfeiture for any reason. For purposes of this Section, the term Participant shall include any Eligible Employee who is not yet a Participant if, pursuant to the Adoption Agreement, a rollover is permitted by such Eligible Employee.

                  (b) Amounts in a Participant's Rollover Account shall be held by the Trustee pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as elected in the Adoption Agreement and subsection (c) below. The Trustee shall have no duty or responsibility to inquire as to the propriety of the amount, value or type of assets transferred, nor to conduct any due diligence with respect to such assets; provided, however, that such assets are otherwise eligible to be held by the Trustee under the terms of this Plan.

                  (c) At Normal Retirement Date, or such other date when the Participant or Eligible Employee or such Participant's or Eligible Employee's Beneficiary shall be entitled to receive benefits, the Participant's Rollover Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary. Any distribution of amounts held in a Participant's Rollover Account shall be made in a manner which is consistent with and satisfies the provisions of Sections 6.5 and 6.6, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Treasury Regulations thereunder. Furthermore, such amounts shall be considered to be part of a Participant's benefit in determining whether an involuntary cash-out of benefits may be made without Participant consent.

                  (d) The Administrator may direct that rollovers made after a Valuation Date be segregated into a separate account for each Participant until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated, invested as part of the general Trust Fund or, if elected in the Adoption Agreement, directed by the Participant.

                  (e) For purposes of this Section, the term "qualified plan" shall mean any tax qualified plan under Code Section 401(a), or any other plans from which distributions are eligible to be rolled over into this Plan pursuant to the Code. The term "rollover" means: (i) amounts transferred to this Plan directly from another qualified plan;
         (ii) distributions received by an Employee from other qualified plans which are eligible for tax-free rollover to a qualified plan and which are transferred by the Employee to this Plan within sixty (60) days following receipt thereof; (iii) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which (A) were previously distributed to the Employee by another qualified plan
         (B) were eligible for tax-free rollover to a qualified plan and (C) were deposited in such conduit individual retirement account within sixty (60) days of receipt thereof; (iv) amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause (iii) above, and transferred by the Employee to this Plan within sixty (60) days of receipt thereof from such conduit individual retirement account; and (v) any other amounts which are eligible to be rolled over to this Plan pursuant to the Code.

                  (f) Prior to accepting any rollovers to which this Section applies, the Administrator may require the Employee to establish (by providing opinion of counsel or otherwise) that the amounts to be rolled over to this Plan meet the requirements of this Section and the Code.

4.7     PLAN-TO-PLAN TRANSFERS FROM QUALIFIED PLANS

                  (a) With the consent of the Administrator, amounts may be transferred (within the meaning of Code Section 414(l)) to this Plan from other tax qualified plans under Code Section 401(a), provided the plan from which such funds are transferred permits the transfer to be made and the transfer will not jeopardize the tax-exempt status of the Plan or Trust or create adverse tax consequences for the Employer. Prior to accepting any transfers to which this Section applies, the Administrator may require an opinion of counsel that the amounts to be transferred meet the requirements of this Section. The amounts transferred shall be placed in a Participant's Transfer Account. Furthermore, for Vesting purposes, the Participant's Transfer Account shall be treated as a separate Participant's Account.

                  (b) Amounts in a Participant's Transfer Account shall be held by the Trustee pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as elected in the Adoption Agreement and subsection (d) below, provided the restrictions of subsection (c) below and Section
         6.15 are satisfied. The Trustee shall have no duty or responsibility to inquire as to the propriety of the amount, value or type of assets transferred, nor to conduct any due diligence with respect to such assets; provided, however, that such assets are otherwise eligible to be held by the Trustee under the terms of this Plan.

                  (c) Except as permitted by Treasury Regulations (including Treasury Regulation Section 1.411(d)-4), amounts attributable to elective contributions (as defined in Treasury Regulation Section 1.401(k)-1(g)(3)), including amounts treated as elective contributions, which are transferred from another qualified plan in a plan-to-plan transfer (other than a direct rollover) shall be subject to the distribution limitations provided for in Treasury Regulation Section 1.401(k)-1(d).

                  (d) At Normal Retirement Date, or such other date when the Participant or the Participant's Beneficiary shall be entitled to receive benefits, the Participant's Transfer Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary. Any distribution of amounts held in a Participant's Transfer Account shall be made in a manner which is consistent with and satisfies the provisions of Sections 6.5 and 6.6, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Treasury Regulations thereunder. Furthermore, such amounts shall be considered to be part of a Participant's benefit in determining whether an involuntary cash-out of benefits may be made without Participant consent.

                  (e) The Administrator may direct that Employee transfers made after a Valuation Date be segregated into a separate account for each Participant until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated, invested as part of the general Trust Fund or, if elected in the Adoption Agreement, directed by the Participant.

                  (f) Notwithstanding anything herein to the contrary, a transfer directly to this Plan from another qualified plan (or a transaction having the effect of such a transfer) shall only be permitted if it will not result in the elimination or reduction of any
         Section 411(d)(6) protected benefit as described in Section
         8.1(e).

4.8      VOLUNTARY EMPLOYEE CONTRIBUTIONS

                  (a) If elected in the Adoption Agreement, each Participant may, in accordance with nondiscriminatory procedures established by the Administrator, elect to make after-tax voluntary Employee contributions to this Plan. Such contributions must generally be paid to the Trustee within a reasonable period of time after being received by the Employer.

                  (b) The balance in each Participant's Voluntary Contribution Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

                  (c) A Participant may elect at any time to withdraw after-tax voluntary Employee contributions from such Participant's Voluntary Contribution Account and the actual earnings thereon in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Treasury Regulations thereunder. If the Administrator maintains sub-accounts with respect to after-tax voluntary Employee contributions (and earnings thereon) which were made on or before a specified date, a Participant shall be permitted to designate which sub-account shall be the source for the withdrawal. Forfeitures of Employer contributions shall not occur solely as a result of an Employee's withdrawal of after-tax voluntary Employee contributions.

                           In the event a Participant has received a hardship distribution pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)(iii)(B) from any plan maintained by the Employer, then the Participant shall be barred from making any after-tax voluntary Employee contributions for a period of twelve (12) months after receipt of the hardship distribution.

                  (d) At Normal Retirement Date, or such other date when the Participant or the Participant's Beneficiary is entitled to receive benefits, the Participant's Voluntary Contribution Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary.

4.9     QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS

                  (a) If this is an amendment to a Plan that previously permitted deductible voluntary Employee contributions, then each Participant who made Qualified Voluntary Employee Contributions within the meaning of Code Section 219(e)(2) as it existed prior to the enactment of the Tax Reform Act of 1986, shall have such contributions held in a separate Qualified Voluntary Employee Contribution Account which shall be fully Vested at all times. Such contributions, however, shall not be permitted for taxable years beginning after December 31, 1986.

                  (b) A Participant may, upon written request delivered to the Administrator, make withdrawals from such Participant's Qualified Voluntary Employee Contribution Account. Any distribution shall be made in a manner which is consistent with and satisfies the provisions of
         Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Regulations thereunder.

                  (c) At Normal Retirement Date, or such other date when the Participant or the Participant's Beneficiary is entitled to receive benefits, the Qualified Voluntary Employee Contribution Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary.

4.10    DIRECTED INVESTMENT ACCOUNT

                  (a) If elected in the Adoption Agreement, all Participants may direct the Trustee as to the investment of all or a portion of their individual account balances as set forth in the Adoption Agreement and within limits set by the Employer. Participants may direct the Trustee, in writing (or in such other form which is acceptable to the Trustee), to invest their accounts in specific assets, specific funds or other investments permitted under the Plan and the Participant Direction Procedures. That portion of the account of any Participant that is subject to investment direction of such Participant will be considered a Participant Directed Account.

                  (b) The Administrator will establish a Participant Direction Procedure, to be applied in a uniform and nondiscriminatory manner, setting forth the permissible investment options under this Section, how often changes between investments may be made, and any other limitations and provisions that the Administrator may impose on a Participant's right to direct investments.

                  (c) The Administrator may, in its discretion, include or exclude by amendment or other action from the Participant Direction Procedures such instructions, guidelines or policies as it deems necessary or appropriate to ensure proper administration of the Plan, and may interpret the same accordingly.

                  (d) As of each Valuation Date, all Participant Directed Accounts shall be charged or credited with the net earnings, gains, losses and expenses as well as any appreciation or depreciation in the market value using publicly listed fair market values when available or appropriate as follows:

                  (1) to the extent the assets in a Participant Directed Account are accounted for as pooled assets or investments, the allocation of earnings, gains and losses of each Participant's Account shall be based upon the total amount of funds so invested in a manner proportionate to the Participant's share of such pooled investment; and

                  (2) to the extent the assets in a Participant Directed Account are accounted for as segregated assets, the allocation of earnings, gains on and losses from such assets shall be made on a separate and distinct basis.

                  (e) Investment directions will be processed as soon as administratively practicable after proper investment directions are received from the Participant. No guarantee is made by the Plan, Employer, Administrator or Trustee that investment directions will be processed on a daily basis, and no guarantee is made in any respect regarding the processing time of an investment direction. Notwithstanding any other provision of the Plan, the Employer, Administrator or Trustee reserves the right to not value an investment option on any given Valuation Date for any reason deemed appropriate by the Employer, Administrator or Trustee. Furthermore, the processing of any investment transaction may be delayed for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, force majeure, the failure of a service provider to timely receive values or prices, and correction for errors or omissions or the errors or omissions of any service provider). The processing date of a transaction will be binding for all purposes of the Plan and considered the applicable Valuation Date for an investment transaction.

                  (f) If the Employer has elected in the Adoption Agreement that it intends to operate any portion of this Plan as an Act Section 404(c) plan, the Participant Direction Procedures should provide an explanation of the circumstances under which Participants and their Beneficiaries may give investment instructions, including but not limited to, the following:

                  (1) the conveyance of instructions by the Participants and their Beneficiaries to invest Participant Directed Accounts in a Directed Investment Option;

                  (2) the name, address and phone number of the Fiduciary (and, if applicable, the person or persons designated by the Fiduciary to act on its behalf) responsible for providing information to the Participant or a Beneficiary upon request relating to the Directed Investment Options;

                  (3) applicable restrictions on transfers to and from any Designated Investment Alternative;

                  (4) any restrictions on the exercise of voting, tender and similar rights related to a Directed Investment Option by the Participants or their Beneficiaries;

                  (5) a description of any transaction fees and expenses which affect the balances in Participant Directed Accounts in connection with the purchase or sale of a Directed Investment Option; and

                  (6) general procedures for the dissemination of investment and other information relating to the Designated Investment Alternatives as deemed necessary or appropriate, including but not limited to a description of the following:

                           (i) the investment vehicles available under the Plan, including specific information regarding any Designated Investment Alternative;

                           (ii)     any designated Investment Managers; and

                           (iii) a description of the additional information that may be obtained upon request from the Fiduciary designated to provide such information.

                  (g) With respect to those assets in a Participant Directed Account, the Participant or Beneficiary shall direct the Trustee with regard to any voting, tender and similar rights associated with the ownership of such assets (hereinafter referred to as the "Stock Rights"), unless elected otherwise in the Adoption Agreement, as follows:

                  (1) each Participant or Beneficiary shall direct the Trustee to vote or otherwise exercise such Stock Rights in accordance with the provisions, conditions and terms of any such Stock Rights;

                  (2) such directions shall be provided to the Trustee by the Participant or Beneficiary in accordance with the procedure as established by the Administrator and the Trustee shall vote or otherwise exercise such Stock Rights with respect to which it has received directions to do so under this Section; and

                  (3) to the extent to which a Participant or Beneficiary does not instruct the Trustee to vote or otherwise exercise such Stock Rights, such Participants or Beneficiaries shall be deemed to have directed the Trustee that such Stock Rights remain nonvoted and unexercised.

                  (h) Any information regarding investments available under the Plan, to the extent not required to be described in the Participant Direction Procedures, may be provided to Participants in one or more documents (or in any other form, including, but not limited to, electronic media) which are separate from the Participant Direction Procedures and are not thereby incorporated by reference into this Plan.

4.11    INTEGRATION IN MORE THAN ONE PLAN

                  If the Employer maintains qualified retirement plans that provide for permitted disparity (integration), the provisions of Section 4.3(b)(4) will apply. Furthermore, If the Employer maintains two or more standardized paired plans, only one plan may provide for permitted disparity.

4.12    QUALIFIED MILITARY SERVICE

                  Notwithstanding any provisions of this Plan to the contrary, effective as of the later of December 12, 1994, or the Effective Date of the Plan, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). Furthermore, loan repayments may be suspended under this Plan as permitted under Code Section 414(u)(4).

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                                   ARTICLE V
                                   VALUATIONS

5.1      VALUATION OF THE TRUST FUND

                  The Administrator shall direct the Trustee, as of each Valuation Date, to determine the net worth of the assets comprising the Trust Fund as it exists on the Valuation Date. In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value (or their contractual value in the case of a Contract or Policy) as of the Valuation Date and shall deduct all expenses for which the Trustee has not yet been paid by the Employer or the Trust Fund. The Trustee may update the value of any shares held in a Participant Directed Account by reference to the number of shares held on behalf of the Participant, priced at the market value as of the Valuation Date.

5.2      METHOD OF VALUATION

                  In determining the fair market value of securities held in the Trust Fund which are listed on a registered stock exchange, the Administrator shall direct the Trustee to value the same at the prices they were last traded on such exchange preceding the close of business on the Valuation Date. If such securities were not traded on the Valuation Date, or if the exchange on which they are traded was not open for business on the Valuation Date, then the securities shall be valued at the prices at which they were last traded prior to the Valuation Date. Any unlisted security held in the Trust Fund shall be valued at its bid price next preceding the close of business on the Valuation Date, which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee may appraise such assets itself, or in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.

                                   ARTICLE VI
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1      DETERMINATION OF BENEFITS UPON RETIREMENT

                  Every Participant may terminate employment with the Employer and retire for purposes hereof on the Participant's Normal Retirement Date or Early Retirement Date. However, a Participant may postpone the termination of employment with the Employer to a later date, in which event the participation of such Participant in the Plan, including the right to receive allocations pursuant to Section 4.3, shall continue until such Participant's Retirement Date. Upon a Participant's Retirement Date, or, if elected in the Adoption Agreement, the attainment of Normal Retirement Date without termination of employment with the Employer, or as soon thereafter as is practicable, the Administrator shall direct the distribution, at the election of the Participant, of all amounts credited to such Participant's Combined Account in accordance with Section 6.5.

6.2      DETERMINATION OF BENEFITS UPON DEATH

                  (a) Upon the death of a Participant before the Participant's Retirement Date or other termination of employment, all amounts credited to such Participant's Combined Account shall, unless elected otherwise in the Adoption Agreement, become fully Vested. The Administrator shall direct, in accordance with the provisions of Sections 6.6 and 6.7, the distribution of the deceased Participant's Vested accounts to the Participant's Beneficiary.

                  (b) Upon the death of a Former Participant, the Administrator shall direct, in accordance with the provisions of Sections 6.6 and 6.7, the distribution of any remaining Vested amounts credited to the accounts of such deceased Former Participant to such Former Participant's Beneficiary.

                  (c) The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant or Former Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

                  (d)      Unless otherwise elected in the manner prescribed in
         Section 6.6, the Beneficiary of the Pre-Retirement Survivor Annuity shall be the Participant's surviving spouse. Except, however, the Participant may designate a Beneficiary other than the spouse for the Pre-Retirement Survivor Annuity if:

                  (1) the Participant and the Participant's spouse have validly waived the Pre-Retirement Survivor Annuity in the manner prescribed in Section 6.6, and the spouse has waived the right to be the Participant's Beneficiary,

                  (2) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no qualified domestic relations order as defined in Code Section 414(p) which provides otherwise),

                  (3)      the Participant has no spouse, or

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

                  (4)      the spouse cannot be located.

                           In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke a designation of a Beneficiary or change a Beneficiary by filing written (or in such other form as permitted by the IRS) notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing (or in such other form as permitted by the IRS) to any change in Beneficiary unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right.

                  (e) A Participant may, at any time, designate a Beneficiary for death benefits, if any, payable under the Plan that are in excess of the Pre-Retirement Survivor Annuity without the waiver or consent of the Participant's spouse. In the event no valid designation of Beneficiary exists, or if the Beneficiary is not alive at the time of the Participant's death, the death benefit will be paid in the following order of priority, unless the Employer specifies a different order of priority in an addendum to the Adoption Agreement, to:

                  (1)      The Participant's surviving spouse;

                  (2) The Participant's children, including adopted children, per stirpes

                  (3)      The Participant's surviving parents, in equal shares;
                  or

                  (4)      The Participant's estate.

         If the Beneficiary does not predecease the Participant, but dies prior to distribution of the death benefit, the death will be paid to the Beneficiary's estate.

                  (f) If the Plan provides an insured death benefit and a Participant dies before any insurance coverage to which the Participant is entitled under the Plan is effected, the death benefit from such insurance coverage shall be limited to the standard rated premium which was or should have been used for such purpose.

                  (g) In the event of any conflict between the terms of this Plan and the terms of any Contract issued hereunder, the Plan provisions shall control.

6.3     DETERMINATION OF BENEFITS IN EVENT OF DISABILITY

                  In the event of a Participant's Total and Permanent Disability prior to the Participant's Retirement Date or other termination of employment, all amounts credited to such Participant's Combined Account shall, unless elected otherwise in the Adoption Agreement, become fully Vested. In the event of a Participant's Total and Permanent Disability, the Administrator, in accordance with the provisions of Sections 6.5 and 6.7, shall direct the distribution to such Participant of all Vested amounts credited to such Participant's Combined Account.

6.4     DETERMINATION OF BENEFITS UPON TERMINATION

                  (a) If a Participant's employment with the Employer is terminated for any reason other than death, Total and Permanent Disability, or retirement, then such Participant shall be entitled to such benefits as are provided hereinafter pursuant to this Section.

                           Distribution of the funds due to a Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer (upon the Participant's death, Total and Permanent Disability, Early or Normal Retirement). However, at the election of the Participant, the Administrator shall direct that the entire Vested portion of the Terminated Participant's Combined Account be payable to such Terminated Participant provided the conditions, if any, set forth in the Adoption Agreement have been satisfied. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Treasury Regulations thereunder.

                           Regardless of whether distributions in kind are permitted, in the event that the amount of the Vested portion of the Terminated Participant's Combined Account equals or exceeds the fair market value of any insurance Contracts, the Trustee, when so directed by the Administrator and agreed to by the Terminated Participant, shall assign, transfer, and set over to such Terminated Participant all Contracts on such Terminated Participant's life in such form or with such endorsements, so that the settlement options and forms of payment are consistent with the provisions of Section 6.5. In the event that the Terminated Participant's Vested portion does not at least equal the fair market value of the Contracts, if any, the Terminated Participant may pay over to the Trustee the sum needed to make the distribution equal to the value of the Contracts being assigned or transferred, or the Trustee, pursuant to the Participant's election, may borrow the cash value of the Contracts from the Insurer so that the value of the Contracts is equal to the Vested portion of the Terminated Participant's Combined Account and then assign the Contracts to the Terminated Participant.

                           Notwithstanding the above, unless otherwise elected in the Adoption Agreement, if the value of a Terminated Participant's Vested benefit derived from Employer and Employee contributions does not exceed $5,000 (or, $3,500 for distributions made prior to the later of the first day of the first Plan Year beginning on or after August 5, 1997, or the date specified in the Adoption Agreement) the Administrator shall direct that the entire Vested benefit be paid to such Participant in a single lump-sum without regard to the consent of the Participant or the Participant's spouse. A Participant's Vested benefit shall not include Qualified Voluntary Employee Contributions within the meaning of Code Section 72(o)(5)(B) for Plan Years beginning prior to January 1, 1989. Furthermore, the determination of whether the $5,000 (or, if applicable, $3,500) threshold has been exceeded is generally based on the value of the Vested benefit as of the Valuation Date preceding the date of the distribution. However, if the lookback rule applies, the applicable threshold is deemed to be exceeded if the Vested benefit exceeded the applicable threshold at the time of any prior distribution. The lookback rule generally applies to all distributions made prior to March 22, 1999. With respect to distributions made on or after March 22, 1999, the lookback rule applies if either (1) the provisions of Section 6.12 do not apply or
         (2) a Participant has begun to receive distributions pursuant to an optional form of benefit under which at least one scheduled periodic distribution has not yet been made, and if the value of the Participant's benefit, determined at the time of the first distribution under that optional form of benefit exceeded the applicable threshold. However, the Plan does not fail to satisfy the requirements of this paragraph if, prior to the adoption of this Prototype Plan, the lookback rule was applied to all distributions. Notwithstanding the preceding, the lookback rule will not apply to any distributions made on or after October 17, 2000, the effective date of Treasury Regulations that repeal the lookback rule for distributions that are not already exempt from such rules.

                  (b) The Vested portion of any Participant's Account shall be a percentage of such Participant's Account determined on the basis of the Participant's number of Years of Service (or Periods of Service if the Elapsed Time Method is elected) according to the vesting schedule specified in the Adoption Agreement. However, a Participant's entire interest in the Plan shall be non-forfeitable upon the Participant's Normal Retirement Age (if the Participant is employed by the Employer on or after such date).

                  (c) For any Top Heavy Plan Year, the minimum top heavy vesting schedule elected by the Employer in the Adoption Agreement will automatically apply to the Plan. If no top heavy vesting schedule is elected and the regular vesting schedule(s) elected in the Adoption Agreement do not satisfy the minimum top heavy vesting requirements under Code Section 416(b), a 6 year graded or, if applicable, a 3 year cliff schedule (as provided under Code Section 416(b)) will automatically apply to the Plan and shall be treated as a Plan amendment pursuant to this Plan.. The minimum top heavy vesting schedule applies to all benefits within the meaning of Code Section 411(a)(7) except those attributable to Employee contributions, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the Plan became top heavy. Further, no decrease in a Participant's Vested percentage shall occur in the event the Plan's status as top heavy changes for any Plan Year. However, this Section does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan has initially become top heavy and the Vested percentage of such Employee's Participant's Account shall be determined without regard to this Section 6.4(c).

                           If in any subsequent Plan Year the Plan ceases to be a Top Heavy Plan, then unless a specific Plan amendment is made to provide otherwise, the Administrator will continue to use the vesting schedule in effect while the Plan was a Top Heavy Plan.

                  (d) Notwithstanding the vesting schedule above, upon the complete discontinuance of the Employer's contributions to the Plan (if this is a profit sharing plan) or upon any full or partial termination of the Plan, all amounts then credited to the account of any affected Participant shall become 100% Vested and shall not thereafter be subject to Forfeiture.

                  (e) If this is an amended or restated Plan, then notwithstanding the vesting schedule specified in the Adoption Agreement, the Vested percentage of a Participant's Account shall not be less than the Vested percentage attained as of the later of the effective date or adoption date of this amendment and restatement. The computation of a Participant's nonforfeitable percentage of such Participant's interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Article, or due to changes in the Plan's status as a Top Heavy Plan.

                  (f) If the Plan's vesting schedule is amended, or if the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to a top heavy vesting schedule, then each Participant with at least three (3) Years of Service (or Periods of Service if the Elapsed Time Method is elected) as of the expiration date of the election period may elect to have such Participant's nonforfeitable percentage computed under the Plan without regard to such amendment or change. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end sixty (60) days after the latest of:

                  (1)      the adoption date of the amendment,

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

                  (2)      the effective date of the amendment, or

                  (3) the date the Participant receives written notice of the amendment from the Employer or Administrator.

                  (g) In determining Years of Service or Periods of Service for purposes of vesting under the Plan, Years of Service or Periods of Service shall be excluded as elected in the Adoption Agreement.

6.5      DISTRIBUTION OF BENEFITS

                  (a)(1) Unless otherwise elected as provided below, a Participant who is married on the Annuity Starting Date and who does not die before the Annuity Starting Date shall receive the value of all Plan benefits in the form of a Joint and Survivor Annuity. The Joint and Survivor Annuity is an annuity that commences immediately and shall be equal in value to a single life annuity. Such joint and survivor benefits following the Participant's death shall continue to the spouse during the spouse's lifetime at a rate equal to fifty percent (50%) of the rate at which such benefits were payable to the Participant. This Joint and Survivor Annuity shall be considered the designated qualified Joint and Survivor Annuity and the automatic form of payment for the purposes of this Plan. However, the Participant may, without spousal consent, elect to receive a smaller annuity benefit with continuation of payments to the spouse at a rate of seventy-five percent (75%) or one hundred percent (100%) of the rate payable to a Participant during the Participant's lifetime, which alternative Joint and Survivor Annuities shall be equal in value to the automatic Joint and 50% Survivor Annuity. An unmarried Participant shall receive the value of such Participant's benefit in the form of a life annuity. Such unmarried Participant, however, may elect to waive the life annuity. The election must comply with the provisions of this Section as if it were an election to waive the Joint and Survivor Annuity by a married Participant, but without fulfilling the spousal consent requirement. The Participant may elect to have any annuity provided for in this Section distributed upon the attainment of the earliest retirement age under the Plan. The "earliest retirement age" is the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

                  (2) Any election to waive the Joint and Survivor Annuity must be made by the Participant in writing (or in such other form as permitted by the IRS) during the election period and be consented to in writing (or in such other form as permitted by the IRS) by the Participant's spouse. If the spouse is legally incompetent to give consent, the spouse's legal guardian, even if such guardian is the Participant, may give consent. Such election shall designate a Beneficiary (or a form of benefits) that may not be changed without spousal consent (unless the consent of the spouse expressly permits designations by the Participant without the requirement of further consent by the spouse). Such spouse's consent shall be irrevocable and must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Administrator that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by Treasury Regulations. The election made by the Participant and consented to by such Participant's spouse may be revoked by the Participant in writing (or in such other form as permitted by the IRS) without the consent of the spouse at any time during the election period. A revocation of a prior election shall cause the Participant's benefits to be distributed as a Joint and Survivor Annuity. The number of revocations shall not be limited. Any new election must comply with the requirements of this paragraph. A former spouse's waiver shall not be binding on a new spouse.

                  (3) The election period to waive the Joint and Survivor Annuity shall be the ninety (90) day period ending on the Annuity Starting Date.

                  (4) For purposes of this Section, spouse or surviving spouse means the spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p)

                  (5) With regard to the election, except as otherwise provided herein, the Administrator shall provide to the Participant no less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date a written (or such other form as permitted by the IRS) explanation of:

                           (i) the terms and conditions of the Joint and Survivor Annuity,

                           (ii) the Participant's right to make and the effect of an election to waive the Joint and Survivor Annuity,

                           (iii) the right of the Participant's spouse to consent to any election to waive the Joint and Survivor Annuity, and

                           (iv) the right of the Participant to revoke such election, and the effect of such revocation.

                  (6) Notwithstanding the above, with respect to distributions made on or after December 31, 1996, if the Participant elects (with spousal consent if applicable) to waive the requirement that the explanation be provided at least thirty (30) days before the Annuity Starting Date, the election period shall be extended to the thirtieth (30th) day after the date on which such explanation is provided to the Participant, unless the thirty (30) day period is waived pursuant to the following provisions.

                                    Any distribution provided for in this
                  Section made on or after December 31, 1996, may commence less than thirty (30) days after the notice required by Code
                  Section 417(a)(3) is given provided the following requirements are satisfied:

                           (i) the Administrator clearly informs the Participant that the Participant has a right to a period of thirty (30) days after receiving the notice to consider whether to waive the Joint and Survivor Annuity and to elect (with spousal consent) a form of distribution other than a Joint and Survivor Annuity;

                           (ii) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the seven (7) day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Participant;

                           (iii) the Annuity Starting Date is after the time that the explanation of the Joint and Survivor Annuity is provided to the Participant. However, the Annuity Starting Date may be before the date that any affirmative distribution election is made by the Participant and before the date that the distribution is permitted to commence under (iv) below; and

                           (iv)     distribution in accordance with the
                           affirmative election does not commence before the expiration of the seven (7) day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Participant.

                  (b) In the event a married Participant duly elects pursuant to paragraph (a)(2) above not to receive the benefit in the form of a Joint and Survivor Annuity, or if such Participant is not married, in the form of a life annuity, the Administrator, pursuant to the election of the Participant, shall direct the distribution to a Participant or Beneficiary any amount to which the Participant or Beneficiary is entitled under the Plan in one or more of the following methods which are permitted pursuant to the Adoption Agreement:

                  (1)      One lump-sum payment in cash or in property;

                  (2)      Partial withdrawals;

                  (3) Payments over a period certain in monthly, quarterly, semiannual, or annual cash installments. In order to provide such installment payments, the Administrator may (A) segregate the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate or other liquid short-term security or (B) purchase a nontransferable annuity contract for a term certain (with no life contingencies) providing for such payment. The period over which such payment is to be made shall not extend beyond the Participant's life expectancy (or the life expectancy of the Participant and the Participant's designated Beneficiary);

                  (4) Purchase of or providing an annuity. However, such annuity may not be in any form that will provide for payments over a period extending beyond either the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) or the life expectancy of the Participant (or the life expectancy of the Participant and the Participant's designated Beneficiary).

                  (c) The present value of a Participant's Joint and Survivor Annuity derived from Employer and Employee contributions may not be paid without the Participant's written (or in such other form as permitted by the IRS) consent if the value exceeds, or has ever exceeded at the time of any prior distribution, $5,000 (or $3,500, for distributions made prior to the later of the first day of the first Plan Year beginning after August 5, 1997, or the date specified in the Adoption Agreement) and if the account balance is not immediately distributable. Further, the spouse of a Participant must consent in writing (or in such other form as permitted by the IRS) to any immediate distribution. If the value of the Participant's benefit derived from Employer and Employee contributions does not exceed, and has never exceeded at the time of any prior distribution, $5,000 (or $3,500, for distributions made prior to the later of the first day of the first Plan Year beginning after August 5, 1997, or the date specified in the Adoption Agreement) the Administrator will distribute such benefit in a lump-sum without such Participant's consent. No distribution may be made under the preceding sentence after the Annuity Starting Date unless the Participant and the Participant's spouse consent in writing (or in such other form as permitted by the IRS) to such distribution. Any consent required under this paragraph must be obtained not more than ninety (90) days before commencement of the distribution and shall be made in a manner consistent with Section 6.5(a)(2). Notwithstanding the preceding, the lookback rule (which provides that if the present value at the time of a distribution exceeds the applicable dollar threshold, then the present value at any subsequent time is deemed to exceed the threshold) will not apply to any distributions made after October 16, 2000, the effective date of Treasury Regulations that repeal such rule.

                  (d)          If the value of a Participant's vested benefit:

                  (1) for Plan Years beginning before the later of August 6, 1997 or the date specified in the Adoption Agreement, exceeds $3,500 (or exceeded $3,500 at the time of any prior distribution),

                  (2) for Plan Years beginning after the later of August 5, 1997 or the date specified in the Adoption Agreement, and for a distribution made prior to March 22, 1999, exceeds $5,000 (or exceeded $5,000 at the time of any prior distribution),

                  (3) and for Plan Years beginning after the later of August 5, 1997 or the date specified in the Adoption Agreement and for a distribution made after March 21, 1999, that either exceeds $5,000 or is a remaining payment under a selected optional form of payment that exceeded $5,000 at the time the selected payment began, and the account balance is immediately distributable, the Participant and the Participant's spouse (or where either the Participant or the spouse has died, the survivor) must consent to any distribution of such account balance.

         A benefit is "immediately distributable" if any part of the benefit could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of the Participant's Normal Retirement Age or age 62. With regard to this required consent:

                  (1) No consent shall be valid unless the Participant has received a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan that would satisfy the notice requirements of Code Section 417;

                  (2) The Participant must be informed of the right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions that are required under Section 6.5(e);

                  (3) Notice of the rights specified under this paragraph shall be provided no less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date;

                  (4) Written (or such other form as permitted by the IRS) consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than ninety (90) days before the Annuity Starting Date; and

                  (5) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

                  (e) Notwithstanding any provision in the Plan to the contrary, for Plan Years beginning after December 31, 1996, the distribution of a Participant's benefits, whether under the Plan or through the purchase of an annuity Contract, shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Treasury Regulations thereunder (including Treasury Regulation Section 1.401(a)(9)-2), the provisions of which are incorporated herein by reference:

                  (1) A Participant's benefits will be distributed or must begin to be distributed not later than the Participant's required beginning date. Alternatively, distributions to a Participant must begin no later than the Participant's required beginning date and must be made over the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) or the life expectancy of the Participant (or the life expectancies of the Participant and the Participant's designated Beneficiary) in accordance with Treasury Regulations. However, if the distribution is to be in the form of a joint and survivor annuity or single life annuity, then distributions must begin no later than the required beginning date and must be made over the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) in accordance with Treasury Regulations.

                  (2) The "required beginning date" for a Participant who is a five percent (5%) owner with respect to the Plan Year ending in the calendar year in which such Participant attains age 70 1/2 means, unless the Employer has elected to continue the pre-SBJPA (Small Business Job Protection Act of 1996) rules in the Adoption Agreement, April 1st of the calendar year following the calendar year in which the Participant attains age 70 1/2. Once distributions have begun to a five percent (5%) owner under this subsection, they must continue to be distributed, even if the Participant ceases to be a five percent (5%) owner in a subsequent year.

                  (3) The "required beginning date" for a Participant other than a five percent (5%) owner means, unless the Employer has elected to continue the pre-SBJPA rules in the Adoption Agreement, April 1st of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires.

                  (4) If the election is made to continue the pre-SBJPA rules, then except as provided below, the "required beginning date" is April 1st of the calendar year following the calendar year in which a Participant attains age 70 1/2.

                           (i) However, the required beginning date for a Participant who had attained age 70 1/2 before January 1, 1988, and was not a five percent (5%) owner (within the meaning of Code Section 416) at any time during the Plan Year ending with or within the calendar year in which the Participant attained age 66 1/2 or any subsequent Plan Year, is April 1st of the calendar year following the calendar in which the Participant retires.

                           (ii) Notwithstanding (i) above, the required beginning date for a Participant who was a five percent (5%) owner (within the meaning of Code
                           Section 416) at any time during the five (5) Plan Year period ending in the calendar year in which the Participant attained age 70 1/2 is April 1st of the calendar year in which the Participant attained age 70 1/2. In the case of a Participant who became a five percent (5%) owner during any Plan Year after the calendar year in which the Participant attained age 70 1/2, the required beginning date is April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends.

                  (5) If this is an amendment or restatement of a plan that contained the pre-SBJPA rules and an election is made to use the post-SBJPA rules, then the transition rules elected in the Adoption Agreement will apply.

                  (6) Except as otherwise provided herein, five percent (5%) owner means, for purposes of this Section, a Participant who is a five percent (5%) owner as defined in Code Section 416 at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2.

                  (7) Distributions to a Participant and such Participant's Beneficiaries will only be made in accordance with the incidental death benefit requirements of Code Section 401(a)(9)(G) and the Treasury Regulations thereunder.

                  (f) For purposes of this Section, the life expectancy of a Participant and/or a Participant's spouse (other than in the case of a life annuity) shall or shall not be redetermined annually as elected in the Adoption Agreement and in accordance with RegulationsTreasury Regulations. If the Participant or the Participant's spouse may elect, pursuant to the Adoption Agreement, to have life expectancies recalculated, then the election, once made shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall not be subject to recalculation. Life expectancy and joint and last survivor life expectancy shall be computed using the return multiples in Tables V and VI of Treasury Regulation Section 1.72-9.

                  (g) All annuity Contracts under this Plan shall be non-transferable when distributed. Furthermore, the terms of any annuity Contract purchased and distributed to a Participant or spouse shall comply with all of the requirements of this Plan.

                  (h) Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have retirement benefits paid in an alternative method acceptable under Code Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982 ("TEFRA").

                  (i) If a distribution is made to a Participant who has not severed employment and who is not fully Vested in the Participant's Account and the Participant may increase the Vested percentage in such account:

                  (1) A separate account shall be established for the Participant's interest in the Plan as of the time of the distribution, and

                  (2) At any relevant time the Participant's Vested portion of the separate account shall be equal to an amount ("X") determined by the formula:

                       X equals P(AB plus RxD)) - (R x D)

                       For purposes of applying the formula: P is the Vested percentage at the relevant time, AB is the account balance at the relevant time, D is the amount of distribution, and R is the ratio of the account balance at the relevant time to the account balance after distribution.

                  (j) Notwithstanding any provision of this Plan to the contrary, with respect to distributions under the Plan made in calendar years beginning on or after January 1, 2002 (or earlier as specified in the Adoption Agreement), the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the Treasury Regulations under Code Section 401(a)(9) that were proposed in January 2001. This provision shall continue in effect until the end of the last calendar year beginning before the effective date of final Treasury Regulations under Code Section 401(a)(9) or such other date specified in guidance published by the IRS.

6.6      DISTRIBUTION OF BENEFITS UPON DEATH

                  (a) Unless otherwise elected as provided below, a Vested Participant who dies before the Annuity Starting Date and who has a surviving spouse shall have the Pre-Retirement Survivor Annuity paid to the surviving spouse. The Participant's spouse may direct that payment of the Pre-Retirement Survivor Annuity commence within a reasonable period after the Participant's death. If the spouse does not so direct, payment of such benefit will commence at the time the Participant would have attained the later of Normal Retirement Age or age 62. However, the spouse may elect a later commencement date. Any distribution to the Participant's spouse shall be subject to the rules specified in Section 6.6(h).

                  (b) Any election to waive the Pre-Retirement Survivor Annuity before the Participant's death must be made by the Participant in writing (or in such other form as permitted by the IRS) during the election period and shall require the spouse's irrevocable consent in the same manner provided for in Section 6.5(a)(2). Further, the spouse's consent must acknowledge the specific nonspouse Beneficiary. Notwithstanding the foregoing, the nonspouse Beneficiary need not be acknowledged, provided the consent of the spouse acknowledges that the spouse has the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elects to relinquish such right.

                  (c) The election period to waive the Pre-Retirement Survivor Annuity shall begin on the first day of the Plan Year in which the Participant attains age 35 and end on the date of the Participant's death. An earlier waiver (with spousal consent) may be made provided a written (or such other form as permitted by the IRS) explanation of the Pre-Retirement Survivor Annuity is given to the Participant and such waiver becomes invalid at the beginning of the Plan Year in which the Participant turns age 35. In the event a Participant separates from service prior to the beginning of the election period, the election period shall begin on the date of such separation from service.

                  (d) With regard to the election, the Administrator shall provide each Participant within the applicable election period, with respect to such Participant (and consistent with Treasury Regulations), a written (or such other form as permitted by the IRS) explanation of the Pre-Retirement Survivor Annuity containing comparable information to that required pursuant to Section 6.5(a)(5). For the purposes of this paragraph, the term "applicable period" means, with respect to a Participant, whichever of the following periods ends last:

                  (1) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

                  (2) A reasonable period after the individual becomes a Participant. For this purpose, in the case of an individual who becomes a Participant after age 32, the explanation must be provided by the end of the three-year period beginning with the first day of the first Plan Year for which the individual is a Participant;

                  (3) A reasonable period ending after the Plan no longer fully subsidizes the cost of the Pre-Retirement Survivor Annuity with respect to the Participant; or

                  (4) A reasonable period ending after Code Section 401(a)(11) applies to the Participant.

         For purposes of applying this subsection, a reasonable period ending after the enumerated events described in (2), (3) and (4) is the end of the two (2) year period beginning one (1) year prior to the date the applicable event occurs, and ending one (1) year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two (2) year period beginning one (1) year prior to separation and ending one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

                  (e) The Pre-Retirement Survivor Annuity provided for in this Section shall apply only to Participants who are credited with an Hour of Service on or after August 23, 1984. Former Participants who are not credited with an Hour of Service on or after August 23, 1984, shall be provided with rights to the Pre-Retirement Survivor Annuity in accordance with Section 303(e)(2) of the Retirement Equity Act of 1984.

                  (f) If the value of the Pre-Retirement Survivor Annuity derived from Employer and Employee contributions does not exceed, and has never exceeded at the time of any prior distribution, $5,000 (or, $3,500 for distributions made prior to the later of the first day of the first Plan Year beginning after August 5, 1997, or the date specified in the Adoption Agreement) the Administrator shall direct the distribution of such amount to the Participant's spouse as soon as practicable. No distribution may be made under the preceding sentence after the Annuity Starting Date unless the spouse consents in writing (or in such other form as permitted by the IRS). If the value exceeds, or has ever exceeded at the time of any prior distribution, $5,000 (or, if applicable, $3,500), an immediate distribution of the entire amount may be made to the surviving spouse, provided such surviving spouse consents in writing (or in such other form as permitted by the IRS) to such distribution. Any consent required under this paragraph must be obtained not more than ninety (90) days before commencement of the distribution and shall be made in a manner consistent with Section 6.5(a)(2). Notwithstanding the preceding, the lookback rule (which provides that if the present value at the time of a distribution exceeds the applicable dollar threshold, then the present value at any subsequent time is deemed to exceed the threshold) will not apply to any distributions made after October 16, 2000, the effective date of Treasury Regulations that repeal such rule.

                  (g) Death benefits may be paid to a Participant's Beneficiary in one of the following optional forms of benefits subject to the rules specified in Section 6.6(h) and the elections made in the Adoption Agreement. Such optional forms of distributions may be elected by the Participant in the event there is an election to waive the Pre-Retirement Survivor Annuity, and for any death benefits in excess of the Pre-Retirement Survivor Annuity. However, if no optional form of distribution was elected by the Participant prior to death, then the Participant's Beneficiary may elect the form of distribution.

                  (1)      One lump-sum payment in cash or in property.

                  (2)      Partial withdrawals.

                  (3) Payment in monthly, quarterly, semi-annual, or annual cash installments over a period to be determined by the Participant or the Participant's Beneficiary. In order to provide such installment payments, the Administrator may (A) segregate the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate or other liquid short-term security or (B) purchase a nontransferable annuity contract for a term certain (with no life contingencies) providing for such payment. After periodic installments commence, the Beneficiary shall have the right to reduce the period over which such periodic installments shall be made, and the cash amount of such periodic installments shall be adjusted accordingly.

                  (4) In the form of an annuity over the life expectancy of the Beneficiary.

                  (5) If death benefits in excess of the Pre-Retirement Survivor Annuity are to be paid to the surviving spouse, such benefits may be paid pursuant to (1), (2) or (3) above, or used to purchase an annuity so as to increase the payments made pursuant to the Pre-Retirement Survivor Annuity.

                  (h) Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Treasury Regulations thereunder.

                  (1) If it is determined, pursuant to Treasury Regulations, that the distribution of a Participant's interest has begun and the Participant dies before the entire interest has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution elected pursuant to Section 6.5 as of the date of death.

                  (2) If a Participant dies before receiving any distributions of the interest in the Plan or before distributions are deemed to have begun pursuant to Treasury Regulations, then the death benefit shall be distributed to the Participant's Beneficiaries in accordance with the following rules subject to the elections made in the Adoption Agreement and Subsections 6.6(h)(3) and 6.6(i) below:

                           (i)      The entire death benefit shall be
                           distributed to the Participant's Beneficiaries by December 31st of the calendar year in which the fifth anniversary of the Participant's death occurs;

                           (ii) The 5-year distribution requirement of (i) above shall not apply to any portion of the deceased Participant's interest which is payable to or for the benefit of a designated Beneficiary. In such event, such portion shall be distributed over the life of such designated Beneficiary (or over a period not extending beyond the life expectancy of such designated Beneficiary) provided such distribution begins not later than December 31st of the calendar year immediately following the calendar year in which the Participant died (or such later date as may be prescribed by Treasury Regulations);

                           (iii) However, in the event the Participant's spouse (determined as of the date of the Participant's death) is the designated Beneficiary, the provisions of (ii) above shall apply except that the requirement that distributions commence within one year of the Participant's death shall not apply. In lieu thereof, distributions must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to such spouse begin, then the 5-year distribution requirement of this Section shall apply as if the spouse was the Participant.

                  (3) Notwithstanding subparagraph (2) above, or any elections made in the Adoption Agreement, if a Participant's death benefits are to be paid in the form of a Pre-Retirement Survivor Annuity, then distributions to the Participant's surviving spouse must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2.

                  (i) For purposes of Section 6.6(h)(2), the election by a designated Beneficiary to be excepted from the 5-year distribution requirement must be made no later than December 31st of the calendar year following the calendar year of the Participant's death. Except, however, with respect to a designated Beneficiary who is the Participant's surviving spouse, the election must be made by the earlier of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died or, if later, December 31st of the calendar year in which the Participant would have attained age 70 1/2; or (2) December 31st of the calendar year which contains the fifth anniversary of the date of the Participant's death. An election by a designated Beneficiary must be in writing (or in such other form as permitted by the IRS) and shall be irrevocable as of the last day of the election period stated herein. In the absence of an election by the Participant or a designated Beneficiary, the 5-year distribution requirement shall apply.

                  (j) For purposes of this Section, the life expectancy of a Participant and a Participant's spouse (other than in the case of a life annuity) shall or shall not be redetermined annually as elected in the Adoption Agreement and in accordance with RegulationsTreasury Regulations. If the Participant may elect, pursuant to the Adoption Agreement, to have life expectancies recalculated, then the election, once made shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall not be subject to recalculation. Life expectancy and joint and last survivor life expectancy shall be computed using the return multiples in Tables V and VI of Treasury Regulation Section 1.72-9.

                  (k) For purposes of this Section, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

                  (l) In the event that less than 100% of a Participant's interest in the Plan is distributed to such Participant's spouse, the portion of the distribution attributable to the Participant's Voluntary Contribution Account shall be in the same proportion that the Participant's Voluntary Contribution Account bears to the Participant's total interest in the Plan.

                  (m) Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have death benefits paid in an alternative method acceptable under Code Section 401(a) as in effect prior to the enactment of TEFRA.

                  (n) Notwithstanding any provision of this Plan to the contrary, with respect to distributions under the Plan made in calendar years beginning on or after January 1, 2002 (or earlier as specified in the Adoption Agreement), the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the Treasury Regulations under Code Section 401(a)(9) that were proposed in January 2001. This provision shall continue in effect until the end of the last calendar year beginning before the effective date of final Treasury Regulations under Code Section 401(a)(9) or such other date specified in guidance published by the IRS.

6.7      TIME OF DISTRIBUTION

                  Except as limited by Sections 6.5 and 6.6, whenever a distribution is to be made, or a series of payments are to commence, the distribution or series of payments may be made or begun on such date or as soon thereafter as is practicable. However, unless a Former Participant elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall begin not later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs: (a) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein; (b) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan; or (c) the date the Participant terminates service with the Employer.

                  Notwithstanding the foregoing, the failure of a Participant and, if applicable, the Participant's spouse, to consent to a distribution that is immediately distributable (within the meaning of Section 6.5(d)), shall be deemed to be an election to defer the commencement of payment of any benefit sufficient to satisfy this Section.

6.8      DISTRIBUTION FOR MINOR OR INCOMPETENT BENEFICIARY

                  In the event a distribution is to be made to a minor or incompetent Beneficiary, then the Administrator may direct that such distribution be paid to the legal guardian, or if none in the case of a minor Beneficiary, to a parent of such Beneficiary, or to the custodian for such Beneficiary under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor or incompetent Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

6.9      LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

                  In the event that all, or any portion, of the distribution payable to a Participant or Beneficiary hereunder shall, at the later of the Participant's attainment of age 62 or Normal Retirement Age, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or Beneficiary, the amount so distributable shall be treated as a Forfeiture pursuant to the Plan. Notwithstanding the foregoing, if the value of a Participant's Vested benefit derived from Employer and Employee contributions does not exceed $5,000, then the amount distributable shall be treated as a Forfeiture at the time it is determined that the whereabouts of the Participant or the Participant's Beneficiary can not be ascertained. In the event a Participant or Beneficiary is located subsequent to the Forfeiture, such benefit shall be restored, first from Forfeitures, if any, and then from an additional Employer contribution, if necessary. However, regardless of the preceding, a benefit that is lost by reason of escheat under applicable state law is not treated as a Forfeiture for purposes of this Section nor as an impermissible forfeiture under the Code.

6.10     IN-SERVICE DISTRIBUTION

                  If elected in the Adoption Agreement, at such time as the conditions set forth in the Adoption Agreement have been satisfied, then the Administrator, at the election of a Participant who has not severed employment with the Employer, shall direct the distribution of up to the entire Vested amount then credited to the accounts as elected in the Adoption Agreement maintained on behalf of such Participant. In the event that the Administrator makes such a distribution, the Participant shall continue to be eligible to participate in the Plan on the same basis as any other Employee. Any distribution made pursuant to this Section shall be made in a manner consistent with Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Treasury Regulations thereunder.

6.11     ADVANCE DISTRIBUTION FOR HARDSHIP

                  (a) For profit sharing plans and 401(k) profit sharing plans (except to the extent Section 12.9 applies), if elected in the Adoption Agreement, the Administrator, at the election of the Participant, shall direct the distribution to any Participant in any one Plan Year up to the lesser of 100% of the Vested interest of the Participant's Combined Account valued as of the last Valuation Date or the amount necessary to satisfy the immediate and heavy financial need of the Participant. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the Valuation Date immediately preceding the date of distribution, and the account from which the distribution is made shall be reduced accordingly. Withdrawal under this Section shall be authorized only if the distribution is for an immediate and heavy financial need. The Administrator will determine whether there is an immediate and heavy financial need based on the facts and circumstances. An immediate and heavy financial need includes, but is not limited to, a distribution for one of the following:

                  (1) Medical expenses described in Code Section 213(d) incurred by the Participant, the Participant's spouse, or any of the Participant's dependents (as defined in Code Section
                  152) or necessary for these persons to obtain medical care as described in Code Section 213(d);

                  (2) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

                  (3) Funeral expenses for a member of the Participant's family;

                  (4) Payment of tuition, related educational fees, and room and board expenses, for the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse, children, or dependents (as defined in Code Section 152); or

                  (5) Payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on that residence.

                  (b) If elected in the Adoption Agreement, no distribution shall be made pursuant to this Section from the Participant's Account until such Account has become fully Vested.

                  (c) Any distribution made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Treasury Regulations thereunder.

6.12     SPECIAL RULE FOR CERTAIN PROFIT SHARING PLANS

                  (a) The provisions of this Section apply, if elected in the Adoption Agreement, to a Participant in a profit sharing plan or 401(k) profit sharing plan. However, regardless of the preceding and any election in the Adoption Agreement, this Section shall not apply to any Participant if it is determined that this Plan is a direct or indirect transferee of assets (other than through a direct rollover) of a defined benefit plan or money purchase plan (including a target benefit plan). Furthermore, if any election is made to use the provisions of this Section and this Plan is a direct or indirect transferee of assets (other than through a direct rollover) from a stock bonus or profit sharing plan which would otherwise provide for a life annuity form of payment to the Participant, then the provisions of subsection (c) below will apply.

                  (b) If an election is made to not offer a life annuity form of distribution, a Participant shall be prohibited from electing benefits in the form of a life annuity and the Joint and Survivor Annuity provisions of Section 6.5 shall not apply.

                  (c) If an election is made to offer annuities as a form of distribution but not as the normal form of distribution, then the Joint and Survivor Annuity provisions of Section 6.5 shall not apply if a Participant does not elect an annuity form of distribution. Furthermore, subsection (e) shall not apply if a Participant elects an annuity form of distribution.

                  (d) Upon the death of a Participant, the Participant's entire Vested account balances will be paid to the Participant's surviving spouse, or, if there is no surviving spouse or the surviving spouse has consented to waive the benefit, in accordance with Section 6.6, to the Participant's designated Beneficiary.

                  (e) Except to the extent otherwise provided in this Section, the provisions of Sections 6.2, 6.5 and 6.6 regarding spousal consent shall be inoperative with respect to this Plan.

                  (f) If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than thirty (30) days after the notice required under Treasury Regulation Section 1.411(a)-11(c) is given, provided that:

                  (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                  (2) the Participant, after receiving the notice, affirmatively elects a distribution.

6.13     QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION

                  All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any alternate payee under a qualified domestic relations order. Furthermore, a distribution to an alternate payee shall be permitted if such distribution is authorized by a qualified domestic relations order, even if the affected Participant has not reached the earliest retirement age under the Plan. For the purposes of this Section, "alternate payee," "qualified domestic relations order" and "earliest retirement age" shall have the meanings set forth under Code Section 414(p).

6.14     DIRECT ROLLOVERS

                  (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  (b) For purposes of this Section, the following definitions shall apply:

                  (1) An "eligible rollover distribution" means any distribution described in Code Section 402(c)(4) and generally includes any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); the portion of any other distribution(s) that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); for distributions made after December 31, 1998, any hardship distribution described in Code Section 401(k)(2)(B)(i)(V); and any other distribution reasonably expected to total less than $200 during a year.

                  (2) An "eligible retirement plan" is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified plan described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (3) A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

                  (4) A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

6.15     TRANSFER OF ASSETS FROM A MONEY PURCHASE PLAN

         (a)      This Section shall be effective as of the following date:

                  (1) for Plans not entitled to extended reliance as described in Revenue Ruling 94-76, the first day of the first Plan Year beginning on or after December 12, 1994, or if later, 90 days after December 12, 1994; or

                  (2) for Plans entitled to extended reliance as described in Revenue Ruling 94-76, as of the first day of the first Plan Year following the Plan Year in which the extended reliance period applicable to the Plan ends. However, in the event of a transfer of assets to the Plan from a money purchase plan that occurs after the date of the most recent determination letter, the effective date of the amendment shall be the date immediately preceding the date of such transfer of assets.

                  (b) Notwithstanding any provision of this Plan to the contrary, to the extent that any optional form of benefit under this Plan permits a distribution prior to the Employee's retirement, death, disability, or severance from employment, and prior to Plan termination, the optional form of benefit is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of Code Section 414(l), to this Plan from a money purchase pension plan qualified under Code Section 401(a) (other than any portion of those assets and liabilities attributable to after-tax voluntary Employee contributions or to a direct or indirect rollover contribution).

                                   ARTICLE VII
                              TRUSTEE AND CUSTODIAN

7.1      BASIC RESPONSIBILITIES OF THE TRUSTEE

                           (a)      The provisions of this Article, other than
         Section 7.6 shall not apply to this Plan if a separate trust agreement is being used as specified in the Adoption Agreement.

                           (b) The Trustee is accountable to the Employer for the funds contributed to the Trust Fund by the Employer, but the Trustee does not have any duty to see that the contributions received comply with the provisions of the Plan. The Trustee is not obligated to collect any contributions from the Employer, nor is it under a duty to see that funds deposited with it are deposited in accordance with the provisions of the Plan.

                           (c) The Trustee will credit and distribute the Trust Fund as directed by the Administrator. The Trustee shall not be responsible in any way to determine whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee is accountable only to the Administrator for any payment or distribution made by it in good faith on the order or direction of the Administrator.

                           (d) The Trustee shall have no liability with respect to the investment of assets when directed by a Participant (pursuant to the Participant Direction Procedures if the Plan permits Participant directed investments), the Employer, Administrator or an Investment Manager or other agent appointed by the Employer with respect to the investment of any or all Plan assets, but shall be responsible only to execute such investment instructions as so directed.

                           (1) The Trustee shall be entitled to rely fully on the written (or other form acceptable to the Administrator and the Trustee, including but not limited to voice recorded and electronically mailed) instructions of a Participant (pursuant to the Participant Direction Procedures), the Employer, or any Fiduciary or nonfiduciary agent of the Employer, in the discharge of such duties, and shall not be liable for any loss or other liability, resulting from such direction (or lack of direction) of the investment of any part of the Plan assets.

                           (2) The Trustee may delegate the duty to execute such instructions to any nonfiduciary agent, which may be an affiliate of the Trustee or any Plan representative.

                           (3) The Trustee may refuse to comply with any direction from a Participant in the event the Trustee, in its sole and absolute discretion, deems such directions improper. The Trustee shall not be responsible or liable for any loss or expense, which may result from the Trustee's refusal or failure to comply with any directions from a Participant. In no event shall this provision be construed to impose any additional duty or obligation on the Trustee to determine the legality or propriety of any direction from a Participant.

                           (4) Any costs and expenses related to compliance with the Participant's directions shall be borne by the Participant's Directed Account, unless paid by the Employer.

                           (e) The Trustee will maintain records of receipts and disbursements and furnish to the Employer and/or Administrator for each Plan Year a written annual report pursuant to
         Section 7.9.

                           (f) The Trustee may employ a bank or trust company pursuant to the terms of its usual and customary bank agency agreement, under which the duties of such bank or trust company shall be of a custodial, clerical or record-keeping nature.

                           (g) No amendment to the Plan shall place any greater burden on the Trustee without its written consent.

                           (h) The Trustee shall not be liable for interest on any cash or cash balances maintained in the Trust Fund.

                           (i) The Trustee may consult with legal counsel concerning any questions which may arise with reference to its rights and duties under the Plan, and the opinion of such counsel shall be full and complete protection in respect of any action taken or omitted by the Trustee hereunder in good faith and in accordance with the opinion of such counsel.

                           (j) Any notice from the Trustee provided for in this Agreement shall be effective if sent by first-class mail to the recipient's last address on the Trustee's records.

                           (k) The Trustee may rely upon and shall be protected in acting upon any communication from the person signing the Adoption Agreement or from any other persons authorized by the Employer or Administrator to give instructions concerning the Plan. The Trustee shall be entitled to rely conclusively upon, and shall be fully protected in any action or omitting to take an action in good faith in reliance upon, any instructions, notices, communications or instruments believed to be genuine and properly communicated. Any such notification may be proved by original copy or reproduced copy thereof, including, without limitation, a photocopy, a facsimile transmission, an electronic image or any other electronic reproduction. For purposes of this Section, the Trustee may (but is not required to) give the same effect to a telephonic instructions, voice recording, or any instruction received through electronic commerce as it gives to a written instruction, and the Trustee's action in doing so shall be protected to the same extent as if such telephonic or electronic instructions were, in fact, a written instruction. Any such instruction may be proved by audio-recorded tape, electronic reproduction or other means acceptable to the Trustee, as the case may be. If the Trustee receives an instruction or other information that is, in the opinion of the Trustee, incomplete or not clear, the Trustee may request instructions or other information from the Administrator. Pending receipt of any such instructions or other information, the Trustee shall not be liable to anyone for any loss resulting from any delay, action or inaction on the part of the Trustee.

                           (l) Neither the Trustee nor the Employer shall knowingly cause the Plan to engage in any transaction prohibited by
         Section 406 or Section 407(a) of the Act or Section 4975 of the Code, for which there is no general or specific exemption. If the Trustee is a Directed Trustee, the Employer or the Administrator represents and covenants that it shall be fully responsible for identifying all investments or other transactions that may constitute a prohibited transaction and any instructions or directions to the Directed Trustee under the terms of this Plan shall constitute a certification that such directions or instructions will not result in the Plan engaging in a prohibited transaction.

7.2      POWERS AND DUTIES OF DISCRETIONARY TRUSTEE

                           (a) This Section applies to and describes the authority of the Trustee, if the Employer, in the Adoption Agreement, designates the Trustee to administer the trust as a discretionary Trustee. If so designated, then the Trustee has the discretion and authority to invest, manage, and control the Plan assets except, however, with respect to those assets which are subject to the investment direction of a Participant (if Participant directed investments are permitted), or an Investment Manager, the Administrator, or other agent of the Employer if the Employer should appoint such manager, the Administrator or agent as to all or a portion of the assets of the Plan. The exercise of any investment discretion hereunder shall be consistent with the funding policy and method determined by the Employer. This Section also applies to, and describes the authority of, the Administrator (or another party to whom the Administrator has properly delegated its authority) to instruct and direct a Directed Trustee if the Employer, in the Adoption Agreement, designates a Directed Trustee. In that event, the term "Trustee" refers to the Administrator (or delegate) in its capacity to instruct or direct the Directed Trustee.

                           (b) The Trustee shall, except as otherwise provided in this Plan, invest and reinvest the Trust Fund to keep the Trust Fund invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, stocks, common or preferred, open-end or closed-end mutual funds, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. The Trustee shall at all times in making investments of the Trust Fund consider, among other factors, the short and long-term financial needs of the Plan on the basis of information furnished by the Employer. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments; however, the Trustee shall give due regard to any limitations imposed by the Code or the Act so that at all times this Plan may qualify as a qualified Plan and Trust.

                           (c) The Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of this Plan, shall have the following powers and authorities to be exercised in the Trustee's sole discretion:

                           (1)      To purchase, or subscribe for, any
         securities or other property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained;

                           (2) To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

                           (3) To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property. However, the Trustee shall not vote proxies relating to securities for which it has not been assigned full investment management responsibilities. In those cases where another party has such investment authority or discretion, the Trustee will deliver all proxies to said party who will then have full responsibility for voting those proxies;

                           (4) To cause any securities or other property to be registered in the Trustee's own name, in the name of one or more of the Trustee's nominees, in a clearing corporation, in a depository, or in book entry form or in bearer form, or in one or more brokerage accounts with securities held in the broker-dealer's street name, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

                           (5) To invest in a common, collective, or pooled trust fund (the provisions of which are incorporated herein by reference) maintained by any corporate Trustee hereunder pursuant to Revenue Ruling 81-100, all or such part of the Trust Fund as the Trustee may deem advisable, and such part or all of the Trust Fund so transferred shall be subject to all the terms and provisions of the common, collective, or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other trusts. The Trustee may withdraw from such common, collective, or pooled trust fund all or such part of the Trust Fund as the Trustee may deem advisable;

                           (6) To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing;

                           (7) To accept and retain for such time as it may deem advisable any securities or other property received or acquired by it as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments hereunder;

                           (8) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

                           (9)      To settle, compromise, or submit to
         arbitration any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

                           (10) To employ suitable agents and counsel and to pay their reasonable expenses and compensation, and such agents or counsel may or may not be agents or counsel for the Employer;

                           (11) To apply for and procure from the Insurer as an investment of the Trust Fund such annuity, or other Contracts (on the life of any Participant, or in the case of a Profit Sharing Plan, on the joint life of a Participant and any person in whom the Participant has an insurable interest) as the Administrator shall deem proper; to exercise, at any time or from time to time, whatever rights and privileges may be granted under such annuity, or other Contracts; to collect, receive, and settle for the proceeds of all such annuity, or other Contracts as and when entitled to do so under the provisions thereof;

                           (12) To invest funds of the Trust in time deposits or savings accounts bearing a reasonable rate of interest or in cash or cash balances without liability for interest thereon, including specific authority to invest in any type of deposit of the Trustee (or of a financial institution related to a Trustee);

                           (13) To invest in Treasury Bills and other forms of United States government obligations;

                           (14) To sell, purchase and acquire put or call options if the options are traded on and purchased through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, or, if the options are not traded on a national securities exchange, are guaranteed by a member firm of the New York Stock Exchange;

                           (15) To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations;

                           (16) To pool all or any of the Trust Fund, from time to time, with assets belonging to any other qualified employee pension benefit trust created by the Employer or any Affiliated Employer, and to commingle such assets and make joint or common investments and carry joint accounts on behalf of this Plan and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or any pooled assets of the two or more trusts in accordance with their respective interests;

                           (17) Notwithstanding anything hereinabove to the contrary, the Trustee shall not, at any time after December 31, 1981, invest any portion of a Participant's Directed Account in collectibles within the meaning of Code Section 408(m);

                           (18) To distribute loan proceeds to Participants and Beneficiaries in accordance with Section 7.6 and to accept such documentation, notices, communications and validations (including signatures) in connection with such loans as the Trustee determines or as directed by the Administrator if the Trustee is a Directed Trustee; and

                           (19) To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to carry out the purposes of the Plan.

7.3      DIRECTED TRUSTEE

                           (a) Notwithstanding any of the provisions of this Plan to the contrary, and to the extent permitted by applicable law, this Section 7.3 shall apply in the event MFS Heritage Trust (or any successor appointed by the sponsoring organization of this Plan) or any other eligible entity is designated to serve as a Directed Trustee of this Plan. A Directed Trustee shall serve in accordance with this Section.

                           (b) The Administrator, which for purposes of this Section shall also mean a person who has been delegated the authority of Administrator in accordance with the terms of the Plan, shall direct the Directed Trustee in the performance of the duties and obligations of the Trustee set forth in the Plan, or as may exist under common law or statutory authority (including the Act), unless the Administrator has properly delegated its authority hereunder to another party other than the Directed Trustee in accordance with the terms of the Plan. The Employer represents that all directions given by it or the Administrator or any other person, whether to the Trustee or to any service agent, shall comply with the terms of the Plan, the Act and all other applicable law.

                           (c) Powers, rights and authority of a Trustee under the terms of the Plan or under common law or statutory authority (including the Act) shall vest in, and shall be exercised solely by, the Administrator by directing the Directed Trustee, or if the Plan Administrator has properly delegated its authority hereunder to another party other than the Directed Trustee in accordance with the terms of the Plan, by such other party directing the Trustee.

                           (d) The duties and obligations of a Directed Trustee shall be limited to holding title to Plan assets and performing such clerical, administrative, ministerial or recordkeeping duties as may be associated therewith or pursuant to instructions or directions from the Plan Administrator in the exercise of the Administrator's fiduciary authority hereunder (including Trustee direction authority pursuant to Section 7.3(b) or Section 7.3(c). No amendment to the Plan shall place any other duties and obligations on the Trustee without its written consent. The Trustee may consult with legal counsel concerning any questions that may arise with reference to its rights and duties under the Plan, and the opinion of such counsel shall be full and complete protection in respect of any action taken or omitted by the Trustee hereunder in good faith and in accordance with the opinion of such counsel.

                           (e) The Employer, Administrator and Trustee expressly acknowledge and agree that the Trustee is a directed trustee as described in Section 403(a) of the Act, that this Section shall constitute an allocation of fiduciary duties for purposes of Section 403(a) of the Act and that the Directed Trustee shall have no residual fiduciary obligations whatsoever with respect to Plan assets or Plan operations, no responsibility or obligation whatsoever to ascertain or to inquire with respect to the propriety of any action, of any Plan fiduciary, and in all respects shall have no obligation other than the Trustee function of holding title to Plan Assets and such administrative, clerical or ministerial duties as may be associated therewith or with the exercise of authority (including Trustee authority to direct or instruct the Trustee hereunder) by the Administrator. The Employer, Administrator and Trustee intend that the provisions of this Section be construed and interpreted accordingly.

                           (f) A Directed Trustee shall be under no duty whatsoever to question or otherwise ascertain the propriety or authority of any fiduciary action, instructions or directions hereunder including, without limitation, any instructions or directions received from the Employer, Administrator or Participant.

                           (g) The performance by the Directed Trustee of any act or exercise of any right or power of a Trustee as enumerated under the terms of the Plan or as may exist under common law or statutory authority, including the Act, shall be taken only as directed by the Employer, by the Administrator in its fulfillment of its duties and obligations or the exercise of its powers and rights hereunder or as directed by the Participants as to matters that may be directed by Participants. The Trustee shall be under no duty to take any action other than as herein specified with respect to the Trust Fund unless the Administrator, Employer or Participant shall furnish the Trustee with instructions in proper form and such instructions shall have been specifically agreed to by the Trustee in writing; or to defend or engage in any suit with respect to the Trust Fund unless the Trustee shall have first agreed in writing to do so and shall have been fully indemnified to the satisfaction of the Trustee. The Trustee shall be entitled to rely conclusively upon, and shall be fully protected in taking any action or omitting to take an action in good faith in reliance upon, any instructions, notices, communications or instruments believed to be genuine and properly communicated. Any such notification may be proved by original copy or reproduced copy thereof, including, without limitation, a photocopy, a facsimile transmission, an electronic image or any other electronic reproduction. For purposes of this Section, the Trustee may (but is not required to) give the same effect to a telephonic instruction, voice recording, or any instruction received through electronic commerce as it gives to a written instruction, and the Trustee's action in doing so shall be protected to the same extent as if such telephonic or electronic instructions were, in fact, a written instruction. Any such instruction may be proved by audio-recorded tape, electronic reproduction or other means acceptable to the Trustee, as the case may be. If the Trustee receives instructions or other information that are, in the opinion of the Trustee, incomplete or not clear, the Trustee may request instructions or other information from the Administrator. Pending receipt of any such instructions or other information, the Trustee shall not be liable to anyone for any loss resulting from any delay, action or inaction on the part of the Trustee.

                           (h) A reference to a Trustee in Sections 7.1, 7.3, 7.8, 7.9, 7.11, 7.12 and 7.13 shall include a Directed Trustee. A reference to a Trustee in Sections 7.2, 7.5, 7.6, 7.10 and 7.14 shall not apply to a Directed Trustee provided, however, that a Directed Trustee may, upon the instruction of the Administrator or other fiduciary designated by the Administrator exercising authority under such provisions, or, as to matters subject to Participant direction, upon instruction of a Participant, perform any clerical, administrative or ministerial tasks required to permit the fiduciary to perform under such Sections or the Participant to exercise his or her authority under the Plan.

                           (i) The receipt by the Directed Trustee of (a) Instructions or direction from the Plan Administrator to the Directed Trustee concerning the voting of securities (including Employer securities) pursuant to Section 7.14(b)(ii) or tendering or exchanging of securities (including Employer securities) pursuant to Section 7.14(b) as to which the Administrator is directing the Trustee pursuant to the Administrator's authority under Section 7.14 ("Administrator Instructions") and/or (b) instructions from Participants to the Directed Trustee as to the voting of shares or other action concerning shares credited to their accounts ("Participant Instructions"), shall be deemed to be a certification by the Plan Administrator, to the effect that:

                           (1) the Employer (or Administrator) has complied with the Employer's or Administrator's obligation under Section 7.14(b);

                           (2)      in connection with Participant Instructions:

                                    (i)      the Employer or Administrator has
                                             established procedures for the
                                             collection and timely transmission
                                             of Participants' voting, tender,
                                             exchange or other directions to the
                                             Directed Trustee;

                                    (ii)     the Employer or Administrator has
                                             furnished to Participants all
                                             information required by law to be
                                             provided to Participants and has
                                             furnished such information in a
                                             timely basis as required by law;
                                             and

                                    (iii)    the Employer or Administrator has
                                             informed Participants of the manner
                                             in which unallocated shares if any
                                             will be voted or tendered and how
                                             the Administrator will instruct the
                                             Directed Trustee to treat
                                             non-responses from Participants.

                           (3) The execution by the Directed Trustee of any such Administrator Instructions or Participants Instructions is in compliance with all applicable laws and regulations including the Act and regulations thereunder.

                           (j) Neither the Directed Trustee nor any custodian shall exercise rights (including voting rights) with respect to securities held by the Directed Trustee or a custodian under the Plan, except as instructed by the person authorized (the "Authorized Person") to exercise such rights under the Plan including the Employer, Administrator or Participant (in the case of Participant Directed Accounts or Participant voting rights). The Directed Trustee and each custodian are individually authorized and instructed to furnish to any issuer (an "Issuer") of securities (including the Employer in the case of "qualifying employer securities" as permitted under Section 7.14 of this Plan) or to other appropriate parties, including, without limitation, proxy solicitation firms, proxy tabulation firms, and transfer agents, such authorization (including executed proxies) as the Issuer or other party may require from the Trustee or custodian, as the legal owner or the person recognized as having the authority of the legal owner of the securities, for the Issuer or other party to accept, process and otherwise follow the instructions of the Authorized Party in connection with the exercise of any right with respect to such securities.

                           A Directed Trustee, to the extent permitted by applicable law, and in the manner consistent with this Article, may satisfy its obligations to follow directions from an Authorized Person in connection with the exercise of rights with respect to securities or other property held by the Directed Trustee by: (i) causing, or establishing a mechanism for, the communication of instructions of the Authorized Person to the appropriate recipient or collector of the votes or other communications from the holders of the securities or other property; (ii) utilizing such agents and designees as the Directed Trustee may from time to time deem appropriate including, without limitation, proxy solicitation and/or proxy tabulation firms;
         (iii) utilizing such means of communication as the Directed Trustee deems appropriate including, without limitation, telephonic and electronic communications of all kinds (such as electronic mail) and
         (iv) to accept and recognize signatures (and all other forms of validation) in electronic or other format. Such mechanism may permit instructions of the Authorized Person to automatically constitute the direction of the legal owner of the securities or other property.

                           Notwithstanding the foregoing, the Administrator is the Authorized Person who shall vote the proxies of mutual fund shares and the Participants are the Authorized Persons who shall vote the proxies of Employer securities and securities held in brokerage accounts. With respect to the exercise of any other rights, including voting rights, associated with any other securities held by the Trustee or custodian under the Plan, the Administrator shall exercise such rights unless otherwise agreed to by the Employer and the Trustee. The Administrator shall be responsible for determining whether all Authorized Persons have properly exercised rights to securities, including voting rights, and whether the proxy solicitation and/or proxy tabulation firms have received the votes or other communications from such Authorized Persons.

                           (k) Unless otherwise elected in the Adoption Agreement, if MFS Heritage Trust Company is the Directed Trustee, Participant Directed Investments will be required for all accounts and
         Section 4.10 shall apply.

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

7.4      CUSTODIANS

                  (a) If there is a discretionary Trustee, the Employer may appoint, or instruct the Trustee to appoint, one or more custodians. Such custodians shall have the same powers, rights and duties as a Directed Trustee. Any reference in the Plan to a Directed Trustee also is a reference to a custodian unless the context of the Plan indicates otherwise.

                  (b) If there is a Directed Trustee, the Employer may appoint, or instruct the Directed Trustee to appoint, one or more custodians and to enter into custody agreements with such custodians pursuant to which the custodians may hold assets of the Plan and perform such services as may be specified in such custody agreements including, without limitation, establishing appropriate asset accounts and reporting and accounting procedures.

                  (c) A limitation of the Trustee's or Directed Trustee's liability by Plan provision is also a limitation of each custodian's liability. Any action taken by the custodian at the direction of a discretionary Trustee or Administrator satisfies any provision in the Plan requiring the Trustee to take such action.

7.5      LIFE INSURANCE

                           (a) The Trustee, at the direction of the Administrator and pursuant to instructions from the individual designated in the Adoption Agreement for such purpose and subject to the conditions set forth in the Adoption Agreement, shall ratably apply for, own, and pay all premiums on Contracts on the lives of the Participants or, in the case of a profit sharing plan (including a 401(k) profit sharing plan), on the joint lives of a Participant and any person in whom the Participant has an insurable interest. Any initial or additional Contract purchased on behalf of a Participant shall have a face amount of not less than $1,000, the amount set forth in the Adoption Agreement, or the limitation of the Insurer, whichever is greater. If a life insurance Contract is to be purchased for a Participant, the aggregate premium for ordinary life insurance for each Participant must be less than 50% of the aggregate employer contributions and Forfeitures allocated to a Participant's Combined Account. For purposes of this limitation, ordinary life insurance Contracts are Contracts with both non-decreasing death benefits and non-increasing premiums. If term insurance or universal life insurance is purchased with such contributions, the aggregate premium must be 25% or less of the aggregate contributions and Forfeitures allocated to a Participant's Combined Account. If both term insurance and ordinary life insurance are purchased with such contributions, the amount expended for term insurance plus one-half of the premium for ordinary life insurance may not in the aggregate exceed 25% of the aggregate Employer contributions and Forfeitures allocated to a Participant's Combined Account. Notwithstanding the preceding, the limitations imposed herein with respect to the purchase of life insurance shall not apply, in the case of a Profit Sharing Plan, to the portion of a Participant's Account that has accumulated for at least two (2) Plan Years or to the entire Participant's Account if a Participant has been a Participant in the Plan for at least five (5) years.

                           (b) The Trustee must distribute the Contracts to the Participant or convert the entire value of the Contracts at or before retirement into cash or provide for a periodic income so that no portion of such value may be used to continue life insurance protection beyond retirement. Furthermore, if a policy is purchased on the joint lives of the Participant and another person and such other person predeceases the Participant, then the Trustee may not maintain the Contract under this Plan.

                           (c) Notwithstanding anything hereinabove to the contrary, amounts credited to a Participant's Qualified Voluntary Employee Contribution Account pursuant to Section 4.9, shall not be applied to the purchase of life insurance Contracts.

                           (d) The Trustee will be the owner of any life insurance Contract purchased under the terms of this Plan. The Contract must provide that the proceeds will be payable to the Trustee; however, the Trustee shall be required to pay over all proceeds of the Contract to the Participant's designated Beneficiary in accordance with the distribution provisions of Article VI. A Participant's spouse will be the designated Beneficiary pursuant to Section 6.2, unless a qualified election has been made in accordance with Sections 6.5 and 6.6 of the Plan, if applicable. Under no circumstances shall the Trust retain any part of the proceeds. However, the Trustee shall not pay the proceeds in a method that would violate the requirements of the Act, as stated in Article VI of the Plan, or Code Section 401(a)(9) and the Treasury Regulations thereunder. In the event of any conflict between the terms of this Plan and the terms of any insurance Contract purchased hereunder, the Plan provisions shall control.

7.6      LOANS TO PARTICIPANTS

                  (a) If specified in the Adoption Agreement, the Trustee (or the Administrator if the Trustee is a Directed Trustee or if loans are treated as Participant directed investments pursuant to the Adoption Agreement) may, in the Trustee's (or, if applicable, the Administrator's) sole discretion, make loans to Participants or Beneficiaries under the following circumstances: (1) loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis; (2) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants; (3) loans shall bear a reasonable rate of interest; (4) loans shall be adequately secured; and (5) loans shall provide for periodic repayment over a reasonable period of time.

                  (b) Loans shall not be made to any Shareholder-Employee or Owner-Employee unless an exemption for such loan is obtained pursuant to Act Section 408 or such loan would otherwise not be a prohibited transaction pursuant to Code Section 4975 and Act Sections 406 and 408.

                  (c) Loans made pursuant to this Section (when added to the outstanding balance of all other loans made by the Plan to the Participant) may, in accordance with a uniform and nondiscriminatory policy established by the Administrator, be limited to the lesser of:

                  (1) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from the Plan to the Participant during the one year period ending on the day before the date on which such loan is made, over the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made, or

                  (2) one-half(1/2) of the present value of the non-forfeitable accrued benefit of the Participant under this Plan and all other plans of the Employer.

                  (d) No Participant loan shall take into account the present value of such Participant's Qualified Voluntary Employee Contribution Account.

                  (e) Loans shall be required to provide for level amortization with payments to be made not less frequently than quarterly, over a period not to exceed five (5) years. However, loans used to acquire any dwelling unit which, within a reasonable time, is to be used (determined at the time the loan is made) as the principal residence of the Participant shall provide for periodic repayment over a reasonable period of time that may exceed five (5) years. For this purpose, principal residence has the same meaning as principal residence under Code Section 1034. Notwithstanding the foregoing, loan repayments may be suspended under this Plan as permitted under Code
         Section 414(u)(4) for qualified military service.

                  (f) An assignment or pledge of any portion of a Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance Contract purchased under the Plan, shall be treated as a loan under this Section.

                  (g) If the Vested interest of a Participant is used to secure any loan made pursuant to this Section, then the written (or such other form as permitted by the IRS) consent of the Participant's spouse shall be required in a manner consistent with Section 6.5(a), provided the spousal consent requirements of such Section apply to the Plan. Such consent must be obtained within the 90-day period prior to the date the loan is made. Any security interest held by the Plan by reason of an outstanding loan to the Participant or Former Participant shall be taken into account in determining the amount of the death benefit or Pre-Retirement Survivor Annuity. However, unless the loan program established pursuant to this Section provides otherwise, no spousal consent shall be required under this paragraph if the total Vested interest subject to the security is not in excess of $5,000 (or, $3,500 effective for loans made prior to the later of the first day of the first Plan Year beginning after August 5, 1997, or the date specified in the Adoption Agreement).

                  (h) A Participant loan program shall be established which must include, but need not be limited to, the following:

                  (1) the identity of the person or positions authorized to administer the Participant loan program;

                  (2)      a procedure for applying for loans;

                  (3)      the basis on which loans will be approved or denied;

                  (4) limitations, if any, on the types and amounts of loans offered, including what constitutes a hardship or financial need if selected in the Adoption Agreement;

                  (5) the procedure under the program for determining a reasonable rate of interest;

                  (6) the types of collateral which may secure a Participant loan; and

                  (7) the events constituting default and the steps that will be taken to preserve Plan assets.

                           Such Participant loan program shall be contained in a separate written document which, when properly executed, is hereby incorporated by reference and made a part of this Plan. Furthermore, such Participant loan program may be modified or amended in writing from time to time without the necessity of amending this Section of the Plan.

                  (i) Notwithstanding anything in this Plan to the contrary, if a Participant or Beneficiary defaults on a loan made pursuant to this Section, then the loan default will be a distributable event to the extent permitted by the Code and Treasury Regulations.

                  (j) Notwithstanding anything in this Section to the contrary, if this is an amendment and restatement of an existing plan, any loans made prior to the date this amendment and restatement is adopted shall be subject to the terms of the plan in effect at the time such loan was made.

                  (k) For purposes of this Section, the term "Participant" shall mean any Employee as defined in Article I.

7.7      MAJORITY ACTIONS

                  Except where there has been an allocation and delegation of powers, if there shall be more than one Trustee, they shall act by a majority of their number, but they may authorize one or more of them to sign papers on their behalf.

7.8      TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES

                  The Trustee shall be paid such reasonable compensation as set forth in the Trustee's fee schedule (if the Trustee has such a schedule) or as agreed upon in writing by the Employer and the Trustee. However, an individual serving as Trustee who already receives full-time compensation from the Employer shall not receive compensation from this Plan. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as Trustee. Such compensation and expenses shall be paid from the Trust Fund unless paid or advanced by the Employer. All taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof, shall be paid from the Trust Fund.

7.9      ANNUAL REPORT OF THE TRUSTEE

         (a) Within a reasonable period of time after the later of the Anniversary Date or receipt of the Employer's contribution for each Plan Year, the Trustee, or its agent, shall furnish to the Employer and Administrator a written statement of account with respect to the Plan Year for which such contribution was made setting forth:

                  (1)      the net income, or loss, of the Trust Fund;

                  (2) the gains, or losses, realized by the Trust Fund upon sales or other disposition of the assets;

                  (3)      the increase, or decrease, in the value of the Trust
                           Fund;

                  (4)      all payments and distributions made from the Trust
                           Fund; and

                  (5) such further information as the Trustee and/or Administrator deems appropriate.

         (b) The Employer, promptly upon its receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise the Trustee and/or Administrator of its approval or disapproval thereof. Failure by the Employer to disapprove any such statement of account within thirty (30) days after its receipt thereof shall be deemed an approval thereof. The approval by the Employer of any statement of account shall be binding on the Employer and the Trustee as to all matters contained in the statement to the same extent as if the account of the Trustee had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Trustee, the Employer and all persons having or claiming an interest in the Plan were parties. However, nothing contained in this Section shall deprive the Trustee of its right to have its accounts judicially settled if the Trustee so desires.

7.10     AUDIT

                  (a) If an audit of the Plan's records shall be required by the Act and the regulations thereunder for any Plan Year, the Administrator shall direct the Trustee to engage on behalf of all Participants an independent qualified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator and the Trustee a report of the audit setting forth the accountant's opinion as to whether any statements, schedules or lists, that are required by Act Section 103 or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently.

                  (b) All auditing and accounting fees shall be an expense of and may, at the election of the Employer, be paid from the Trust Fund.

                  (c) If some or all of the information necessary to enable the Administrator to comply with Act Section 103 is maintained by a bank, insurance company, or similar institution, regulated, supervised, and subject to periodic examination by a state or federal agency, then it shall transmit and certify the accuracy of that information to the Administrator as provided in Act Section 103(b) within one hundred twenty (120) days after the end of the Plan Year or such other date as may be prescribed under regulations of the Secretary of Labor.

7.11     RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE

                  (a) Unless otherwise agreed to by both the Trustee and the Employer, a Trustee may resign at any time by delivering to the Employer, at least thirty (30) days before its effective date, a written notice of resignation.

                  (b) Unless otherwise agreed to by both the Trustee and the Employer, the Employer may remove a Trustee at any time by delivering to the Trustee, at least thirty (30) days before its effective date, a written notice of such Trustee's removal.

                  (c) Upon the death, resignation, incapacity, or removal of any Trustee, a successor may be appointed by the Employer; and such successor, upon accepting such appointment in writing and delivering same to the Employer, shall, without further act, become vested with all the powers and responsibilities of the predecessor as if such successor had been originally named as a Trustee herein. Until such a successor is appointed, any remaining Trustee or Trustees shall have full authority to act under the terms of the Plan.

                  (d) The Employer may designate one or more successors prior to the death, resignation, incapacity, or removal of a Trustee. In the event a successor is so designated by the Employer and accepts such designation, the successor shall, without further act, become vested with all the powers and responsibilities of the predecessor as if such successor had been originally named as Trustee herein immediately upon the death, resignation, incapacity, or removal of the predecessor.

                  (e) Whenever any Trustee hereunder ceases to serve as such, the Trustee shall furnish to the Employer and Administrator a written statement of account with respect to the portion of the Plan Year during which the individual or entity served as Trustee. This statement shall be either (i) included as part of the annual statement of account for the Plan Year required under Section 7.9 or (ii) set forth in a special statement. Any such special statement of account should be rendered to the Employer no later than the due date of the annual statement of account for the Plan Year. The procedures set forth in Section 7.9 for the approval by the Employer of annual statements of account shall apply to any special statement of account rendered hereunder and approval by the Employer of any such special statement in the manner provided in Section 7.9 shall have the same effect upon the statement as the Employer's approval of an annual statement of account. No successor to the Trustee shall have any duty or responsibility to investigate the acts or transactions of any predecessor who has rendered all statements of account required by Section 7.9 and this subparagraph.

7.12     TRANSFER OF INTEREST

                  Notwithstanding any other provision contained in this Plan, the Trustee at the direction of the Administrator shall transfer the Vested interest, if any, of a Participant to another trust forming part of a pension, profit sharing, or stock bonus plan maintained by such Participant's new employer and represented by said employer in writing as meeting the requirements of Code Section 401(a), provided that the trust to which such transfers are made permits the transfer to be made.

7.13     TRUSTEE INDEMNIFICATION

                  The Trustee shall not be responsible in any way for the collection of contributions provided for under the Plan, the purpose or propriety of any distribution made pursuant to Section V hereof, or any action or inaction taken pursuant to the direction of the Administrator and/or Employer. The Plan and Employer shall at all times fully indemnify and save harmless the Trustee, its agents, affiliates, successors and assigns, and their officers, directors, and employees, from any and all liability arising from distributions so made or actions so taken (or not taken), and from any and all other liability whatsoever which may arise in connection with this Agreement, except liability arising form the gross negligence or willful misconduct of the Trustee. The Trustee shall be under no duty to take any action other than as herein specified with respect to the Trust Account unless the Administrator or Employer shall furnish the Trustee with instructions in proper form and such instructions shall have been specifically agreed to by the Trustee in writing; or to defend or engage in any suit with respect to the Trust Account unless the Trustee shall have first agreed in writing to do so and shall have been fully indemnified to the satisfaction of the Trustee.

7.14     EMPLOYER SECURITIES AND REAL PROPERTY

                           (a)      The Trustee shall be empowered to acquire
and hold qualifying Employer securities and qualifying Employer real property, as those terms are defined in the Act. However, no more than 100%, in the case of a Profit Sharing Plan or 401(k)

Plan or ten percent (10%), in the case of a money purchase plan of the fair market value of all the assets in the Trust Fund may be invested in qualifying Employer securities and qualifying Employer real property.

                           Notwithstanding the above, for Plan Years beginning
after December 31, 1998, if the Plan does not permit Participants to direct the investment of the portion of their Elective Account attributable to Elective Deferrals, then the Trustee shall not be permitted to acquire or hold qualifying Employer securities and qualifying Employer real property if the fair market value of such securities and property should amount to more than ten percent (10%) of the portion of a Participant's Elective Account attributable to Elective Deferrals.

                           (b)      The following provisions shall apply in the
event and to the extent that the Plan permits each Participant to direct the investment of the Participant Accounts:

                           (i) Voting of Stock. Each Participant shall have the right to instruct the Trustee as to the manner in which to vote that number of shares of Employer stock credited to the Participant Account. The number of shares deemed credited to a Participant's Account shall be determined as of the date of record determined by the Employer for which an allocation has been completed under Section
                                    4.3 and Employer stock has actually been credited to a Participant's Account. To facilitate the Participants' voting rights, the Employer shall deliver to each Participant, on a timely basis, a copy of all proxies, notices and other information which it distributes to shareholders generally and such other information as may be required by law or as may be necessary to permit a Participant to exercise the Participant's authority to direct action with respect to all shares in such Participant's Account and as may be necessary to permit the Administrator to direct action with respect to unallocated shares.

                                    The directions of Participants shall be
                                    communicated in writing, telephonically or electronically and shall be held in confidence by the Trustee or the Intermediary as defined in paragraph (iii) below and not divulged to the Employer or any officer or employee thereof. Upon receipt of the directions, the Trustee shall vote as directed by the Participants. The Trustee shall not vote those shares of Employer stock credited to Participants' Accounts for which no voting directions have been received. The party having the voting authority under Section 7.2(c)(3) above shall instruct the Trustee how to vote any shares of Employer stock that have not been credited to Participants' Accounts.

                           (ii) Tender Offer or Exchange Offer. In the event of a tender offer or exchange offer, each Participant shall have the right to direct the Trustee as to whether the shares of Employer stock credited to his or her Participant's Account shall be tendered or exchanged in response to such offer. The number of shares credited to Participants' accounts shall be determined as of the date of record determined by the Employer for which an allocation has been completed under
                                    Section 4.3 and Employer stock has actually been credited to Participants' Accounts. To facilitate the right to instruct the Trustee as to a tender or exchange offer, the Employer shall distribute to each Participant the same information as may be distributed to the stockholders of the Employer in connection with such offer and such additional information as may be required by law or as may be necessary to permit a Participant to exercise the Participant's authority to direct action with respect to all shares in such Participant's Account and as may be necessary to permit the Administrator to direct action with respect to unallocated shares.

                                    The directions of Participants shall be
                                    communicated in writing, telephonically or electronically and shall be held in confidence by the Trustee or the Intermediary, as defined in paragraph (iii) below and not divulged to the Employer, or any officer or employee thereof. Upon receipt of the directions, the Trustee shall take such action as directed by the Participants. The Trustee shall not tender or exchange those shares of Employer stock credited to Participants' Accounts for which no directions have been received. The Administrator shall instruct the Trustee whether to tender or exchange those shares of Employer stock that have not been credited to Participants' Accounts.

                           (iii) The Employer shall be responsible for determining whether, under the circumstances prevailing at a given time, its fiduciary duty to Participants and Beneficiaries under the Plan and the Act requires that the Employer follow the advice of independent counsel as to the voting of Employer stock. The Employer will, in addition, establish procedures for the collection and timely transmission of each Participant's directions to the Trustee. Such procedures shall include such measures as may be necessary to insure the confidentiality of each Participant's directions, which measures may include, without limitation, appointment of an independent third party (the "Intermediary") to receive directions from each Participant, to compile the aggregate results of Participant directions and to communicate such results to the Trustee. For purposes of this Section 7.14, the term Participant includes any Beneficiary with an account in the Plan that is invested in Employer stock.

                           (c) In addition, the following provisions shall apply in the event that MFS Heritage Trust Company (or any successor appointed by the sponsoring organization of this Plan) or other entity is designated to serve as a Directed Trustee of this Plan:

                           (i) Employer Stock Limitation. The investment in qualifying Employer securities shall be restricted to publicly-traded common stock of the Employer or of an affiliate of the Employer.

                           (ii) Employer Certification. The receipt by the Directed Trustee of instructions or directions from the Employer or Administrator pursuant to this Section 7.14 shall be deemed to be certifications by the Employer or Administrator that the provisions of this Section 7.14, the Act and all applicable securities laws and regulations have been complied with by the Employer or Administrator.

                           (d)      In addition to its duties as described in
         Section 2.4 of the Plan, the Administrator will be responsible for filing all reports required under the Act and federal or state securities laws with respect to the Plan's ownership interest in Employer stock. The Administrator will establish such procedures, as it shall deem necessary for compliance with such reporting requirements and to monitor and restrict transfers into and out of Employer stock pursuant to the applicable requirements, if any, of Section 16 of the Securities Act of 1934, Section 404(c) of the Act and any other applicable law.

                                  ARTICLE VIII
                       AMENDMENT, TERMINATION AND MERGERS

8.1      AMENDMENT

                  (a) The Employer shall have the right at any time to amend this Plan subject to the limitations of this Section. However, any amendment that affects the rights, duties or responsibilities of the Trustee or Administrator may only be made with the Trustee's or Administrator's written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee shall not be required to execute any such amendment unless the amendment affects the duties of the Trustee hereunder.

                  (b) The Employer may (1) change the choice of options in the Adoption Agreement, (2) add any addendum to the Adoption Agreement that is specifically permitted pursuant to the terms of Revenue Procedure 2000-20 or other Internal Revenue Service guidance applicable to master and prototype plans; (3) add overriding language to the Adoption Agreement when such language is necessary to satisfy Code Sections 415 or 416 because of the required aggregation of multiple plans, and (4) add certain model amendments published by the IRS which specifically provide that their adoption will not cause the Plan to be treated as an individually designed plan. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under Code Section 412(d), will no longer participate in this prototype plan and this Plan will be considered to be an individually designed plan. Notwithstanding the preceding, the attachment to the Adoption Agreement of any addendum specifically authorized by the Plan or a list of any Section 411(d)(6) protected benefits which must be preserved shall not be considered an amendment to the Plan.

                  (c) The Employer expressly delegates authority to the sponsoring organization of this Plan, the right to amend this Plan by submitting a copy of the amendment to each Employer who has adopted this Plan, after first having received a ruling or favorable determination from the IRS that the Plan as amended qualifies under Code Section 401(a) and the Act (unless a ruling or determination is not required by the IRS).

                  (d) No amendment to the Plan shall be effective if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their Beneficiaries or estates; or causes any reduction in the amount credited to the account of any Participant; or causes or permits any portion of the Trust Fund to revert to or become property of the Employer.

                  (e) Except as permitted by Regulations (including Treasury Regulation Section 1.411(d)-4) or other IRS guidance, no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective if it eliminates or reduces any Section 411(d)(6) protected benefit or adds or modifies conditions relating to Section 411(d)(6) protected benefits which results in a further restriction on such benefits unless such Section 411(d)(6) protected benefits are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. Section 411(d)(6) protected benefits are benefits described in Code Section 411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit.

         No amendment to the Plan shall be effective or restrict an optional form of benefit. The preceding sentence shall not apply to a Plan amendment that eliminates or restricts the ability or a Participant to receive payment of his or her account balance under a particular optional form of benefit if the amendment satisfies the conditions in
         (1) and (2) below:

                  (1) The amendment provides a single-sum distribution form that is otherwise identical to the optional form of benefit eliminated or restricted. For purposes of this condition (1), a single-sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement.

                  (2) The amendment is not effective unless the amendment provides that the amendment shall not apply to any distribution with an annuity starting date earlier than the earlier of: (i) the 90th day after the date the Participant receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the requirements of the Act and 29 CFR 2520.104b-3 relating to a summary of material modifications or (ii) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

8.2      TERMINATION

                  (a) The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. Upon any full or partial termination, all amounts credited to the affected Participants' Combined Accounts shall become 100% Vested and shall not thereafter be subject to forfeiture, and all unallocated amounts, including Forfeitures, shall be allocated to the accounts of all Participants in accordance with the provisions hereof.

                  (b) Upon the full termination of the Plan, the Employer shall direct the distribution of the assets to Participants in a manner that is consistent with and satisfies the provisions of Section 6.5. Distributions to a Participant shall be made in cash (or in property if permitted in the Adoption Agreement) or through the purchase of irrevocable nontransferable deferred commitments from the Insurer. Except as permitted by Treasury Regulations, the termination of the Plan shall not result in the reduction of Section 411(d)(6) protected benefits as described in Section 8.1(e).

                  (c) This Plan and Trust shall automatically terminate when all assets have been distributed. In addition to the Employer's termination of this Plan and Trust, the Employer directs the Trustee to distribute all assets of this Plan and Trust upon the occurrence of any of the following events: (i) an order or a direction by the Department of Labor, by a trustee in bankruptcy, or by a court of competent jurisdiction that requires a distribution of Plan assets; (ii) the merger, consolidation or reorganization of the Employer, unless all assets are merged into the surviving entity's plan and trust or the surviving entity adopts this Plan and Trust within a reasonable period following such merger, consolidation or reorganization; and/or (iii) when the Employer or Administrator fails to provide rollover, transfer or distribution instructions to the Trustee within a reasonable period following the liquidation, dissolution or complete cessation of the Employer's business. In such circumstances, the Trustee shall distribute all assets in the Plan pursuant to rollover, transfer or distribution instructions from the Employer or Administrator or, in the absence of such instructions, the Trustee shall distribute or transfer all assets in the Plan in accordance with the directions of the Participants or Beneficiaries and in accordance with their interests in the Plan.

8.3      MERGER, CONSOLIDATION OR TRANSFER OF ASSETS

                  This Plan may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other plan only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation and such transfer, merger or consolidation does not otherwise result in the elimination or reduction of any Section 411(d)(6) protected benefits as described in Section 8.1(e).

                                   ARTICLE IX
                              TOP HEAVY PROVISIONS

9.1      TOP HEAVY PLAN REQUIREMENTS

                  For any Top Heavy Plan Year, the Plan shall provide the special vesting requirements of Code Section 416(b) pursuant to Section 6.4 of the Plan and the special minimum allocation requirements of Code Section 416(c) pursuant to Section 4.3(f) of the Plan.

9.2      DETERMINATION OF TOP HEAVY STATUS

                  (a) This Plan shall be a Top Heavy Plan for any Plan Year beginning after December 31, 1983, if any of the following conditions exists:

                  (1) if the top heavy ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any required aggregation group or permissive aggregation group;

                  (2) if this Plan is a part of a required aggregation group but not part of a permissive aggregation group and the top heavy ratio for the group of plans exceeds sixty percent (60%); or

                  (3) if this Plan is a part of a required aggregation group and part of a permissive aggregation group and the top heavy ratio for the permissive aggregation group exceeds sixty percent (60%).

                  (b) "Top heavy ratio" means, with respect to a determination date:

                  (1) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan (as defined in Code Section 408(k)) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the determination date has or has had accrued benefits, the top heavy ratio for this plan alone or for the required aggregation group or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the determination date (including any part of any account balance distributed in the 5-year period ending on the determination date), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the determination date), both computed in accordance with Code Section 416 and the Treasury Regulations thereunder. Both the numerator and denominator of the top heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Code Section 416 and the Treasury Regulations thereunder.

                  (2) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension
                  Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the determination date has or has had any accrued benefits, the top heavy ratio for any required aggregation group or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (1) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the determination date, and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with (1) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the determination date, all determined in accordance with Code Section 416 and the Treasury Regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top heavy ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the determination date.

                  (3) For purposes of (1) and (2) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in Code Section 416 and the Treasury Regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant (i) who is not a Key Employee but who was a Key Employee in a prior year, or (ii) who has not been credited with at least one Hour of Service with any Employer maintaining the plan at any time during the 5-year period ending on the determination date will be disregarded. The calculation of the top heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code
                  Section 416 and the Treasury Regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the top heavy ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

                  The accrued benefit of a participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

                  (c) "Determination date" means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, determination date means the last day of that Plan Year.

                  (d) "Permissive aggregation group" means the required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

                  (e) "Present value" means the present value based only on the interest and mortality rates specified in the Adoption Agreement.

                  (f) "Required aggregation group" means: (1) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (2) any other qualified plan of the Employer which enables a plan described in
         (l) to meet the requirements of Code Sections 401(a)(4) or 410.

                  (g) "Valuation date" means the date elected by the Employer in the Adoption Agreement as of which account balances or accrued benefits are valued for purposes of calculating the top heavy ratio. Regardless of any election to the contrary or in the absence of any election, the Valuation Date shall include the Anniversary Date and may include any other date or dates deemed necessary or appropriate by the Administrator for the valuation of Participants' Accounts during the Plan Year, which may include any day that the Trustee, any transfer agent appointed by the Trustee or the Employer, or any stock exchange used by such agent, are open for business.

                                    ARTICLE X
                                  MISCELLANEOUS

10.1     EMPLOYER ADOPTIONS

                  (a) Any organization may become the Employer hereunder by executing the Adoption Agreement in a form satisfactory to the Trustee, and it shall provide such additional information as the Trustee may require. The consent of the Trustee to act as such shall be signified by its execution of the Adoption Agreement or a separate Trust agreement (if elected in the Adoption Agreement).

                  (b) Except as otherwise provided in this Plan, the affiliation of the Employer and the participation of its Participants shall be separate and apart from that of any other employer and its participants hereunder.

10.2     PARTICIPANT'S RIGHTS

         This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon the Employee as a Participant of this Plan.

10.3     ALIENATION

                  (a) Subject to the exceptions provided below and as otherwise permitted by the Code and the Act, no benefit which shall be payable to any person (including a Participant or the Participant's Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized except to such extent as may be required by law.

                  (b) Subsection (a) shall not apply to the extent a Participant or Beneficiary is indebted to the Plan by reason of a loan made pursuant to Section 7.6. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such portion of the amount to be distributed as shall equal such indebtedness shall be paid to the Plan, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given notice by the Administrator that such indebtedness is to be so paid in whole or part from the Participant's interest in the Plan. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against the Participant's interest in the Plan, the Participant or Beneficiary shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 2.10 and 2.11.

                  (c) Subsection (a) shall not apply to a qualified domestic relations order defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a qualified domestic relations order, a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

                  (d) Notwithstanding any provision of this Section to the contrary, an offset to a Participant's accrued benefit against an amount that the Participant is ordered or required to pay the Plan with respect to a judgment, order, or decree issued, or a settlement entered into, on or after August 5, 1997, shall be permitted in accordance with Code Sections 401(a)(13)(C) and (D).

10.4     CONSTRUCTION OF PLAN

                  This Plan and Trust shall be construed and enforced according to the Code, the Act and the laws of the state or commonwealth in which the Employer's (or if there is a corporate Trustee, the Trustee's) principal office is located (unless otherwise designated in the Adoption Agreement), other than its laws respecting choice of law, to the extent not pre-empted by the Act.

10.5     GENDER AND NUMBER

                  Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

10.6     LEGAL ACTION

                  In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee, the Employer or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee, the Employer or the Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

10.7     PROHIBITION AGAINST DIVERSION OF FUNDS

                  (a) Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any Trust Fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Former Participants, or their Beneficiaries.

                  (b) In the event the Employer shall make a contribution under a mistake of fact pursuant to Act Section 403(c)(2)(A), the Employer may demand repayment of such contribution at any time within one (1) year following the time of payment and the Trustee shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

                  (c) Except as specifically stated in the Plan, any contribution by the Employer (if the Employer is not tax-exempt) to the Plan is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may, within one (1) year following a final determination of the disallowance, whether by agreement with the IRS or by final decision of a court of competent jurisdiction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one (1) year following the disallowance. Earnings of the Plan attributable to the contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

10.8     EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE

                  The Employer, Administrator and Trustee, and their successors, shall not be responsible for the validity of any Contract issued hereunder or for the failure on the part of the Insurer to make payments provided by any such Contract, or for the action of any person which may delay payment or render a Contract null and void or unenforceable in whole or in part.

10.9     INSURER'S PROTECTIVE CLAUSE

                  Except as otherwise agreed upon in writing between the Employer and the Insurer, an Insurer which issues any Contracts hereunder shall not have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. The Insurer shall be protected and held harmless in acting in accordance with any written direction of the Administrator or Trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Administrator or Trustee. Regardless of any provision of this Plan, the Insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the Insurer.

10.10    RECEIPT AND RELEASE FOR PAYMENTS

                  Any payment to any Participant, the Participant's legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of this Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer.

10.11    ACTION BY THE EMPLOYER

                  Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

10.12    NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY

                  The named Fiduciaries of this Plan are (1) the Employer, (2) the Administrator, (3) the Trustee (if the Trustee has discretionary authority as elected in the Adoption Agreement or as otherwise agreed upon by the Employer and the Trustee), and (4) any Investment Manager appointed hereunder. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan including, but not limited to, any agreement allocating or delegating their responsibilities, the terms of which are incorporated herein by reference. In general, the Employer shall have the sole responsibility for making the contributions provided for under the Plan; and shall have the sole authority to appoint and remove the Trustee and the Administrator; to formulate the Plan's funding policy and method; and to amend the elective provisions of the Adoption Agreement or terminate, in whole or in part, the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. If the Trustee has discretionary authority, it shall have the sole responsibility of management of the assets held under the Trust, except those assets, the management of which has been assigned to an Investment Manager or Administrator, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.

10.13    HEADINGS

                  The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

10.14    APPROVAL BY INTERNAL REVENUE SERVICE

                  Notwithstanding anything herein to the contrary, if, pursuant to a timely application filed by or on behalf of the Plan, the Commissioner of Internal Revenue Service or the Commissioner's delegate should determine that the Plan does not initially qualify as a tax-exempt plan under Code Sections 401 and 501, and such determination is not contested, or if contested, is finally upheld, then if the Plan is a new plan, it shall be void ab initio and all amounts contributed to the Plan, by the Employer, less expenses paid, shall be returned within one (1) year and the Plan shall terminate, and the Trustee shall be discharged from all further obligations. If the disqualification relates to an amended plan, then the Plan shall operate as if it had not been amended. If the Employer's Plan fails to attain or retain qualification, such Plan will no longer participate in this prototype plan and will be considered an individually designed plan.

10.15    UNIFORMITY

                  All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

10.16    PAYMENT OF BENEFITS

                  Except as otherwise provided in the Plan, benefits under this Plan shall be paid, subject to Sections 6.10, 6.11 and 12.9, only upon death, Total and Permanent Disability, normal or early retirement, termination of employment, or termination of the Plan.

                                   ARTICLE XI
                             PARTICIPATING EMPLOYERS

11.1     ELECTION TO BECOME A PARTICIPATING EMPLOYER

                  Notwithstanding anything herein to the contrary, with the consent of the Employer and Trustee, any Affiliated Employer may adopt the Employer's Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer. Regardless of the preceding, an entity that ceases to be an Affiliated Employer may continue to be a Participating Employer through the end of the transition period for certain dispositions set forth in Code Section 410(b)(6)(C). In the event a Participating Employer is not an Affiliated Employer and the transition period in the preceding sentence, if applicable, has expired, then this Plan will be considered an individually designed plan.

11.2     REQUIREMENTS OF PARTICIPATING EMPLOYERS

                  (a) Each Participating Employer shall be required to select the same Adoption Agreement provisions as those selected by the Employer other than the Plan Year, the Fiscal Year, and such other items that must, by necessity, vary among employers.

                  (b) The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as all increments thereof.

                  (c) Any expenses of the Plan which are to be paid by the Employer or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

11.3     DESIGNATION OF AGENT

                  Each Participating Employer shall be deemed to be a part of this Plan; provided, however, that with respect to all of its relations with the Trustee and Administrator for purposes of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates the contrary, the word Employer shall be deemed to include each Participating Employer as related to its adoption of the Plan.

11.4     EMPLOYEE TRANSFERS

                  In the event an Employee is transferred between Participating Employers, accumulated service and eligibility shall be carried with the Employee involved. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

11.5     PARTICIPATING EMPLOYER'S CONTRIBUTION AND FORFEITURES

                  Any contribution or Forfeiture subject to allocation during each Plan Year shall be allocated among all Participants of all Participating Employers in accordance with the provisions of this Plan. However, if a Participating Employer is not an Affiliated Employer (due to the transition rule for certain dispositions set forth in Code Section 410(b)(6)(C)) then any contributions made by such Participating Employer will only be allocated among the Participants eligible to share of the Participating Employer. On the basis of the information furnished by the Administrator, the Trustee may keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. The Trustee may, but need not, register Contracts so as to evidence that a particular Participating Employer is the interested Employer hereunder, but in the event of an Employee transfer from one Participating Employer to another, the employing Participating Employer shall immediately notify the Trustee thereof.

11.6     AMENDMENT

                  Amendment of this Plan by the Employer at any time when there shall be a Participating Employer that is an Affiliated Employer hereunder shall only be by the written action of each and every Participating Employer and with the consent of the Trustee where such consent is necessary in accordance with the terms of this Plan.

11.7     DISCONTINUANCE OF PARTICIPATION

                  Except in the case of a standardized Plan, any Participating Employer that is an Affiliated Employer shall be permitted to discontinue or revoke its participation in the Plan at any time. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants of such Participating Employer to such new trustee or custodian as shall have been designated by such Participating Employer, in the event that it has established a separate qualified retirement plan for its employees provided, however, that no such transfer shall be made if the result is the elimination or reduction of any Section 411(d)(6) protected benefits as described in Section 8.1(e). If no successor is designated, the Trustee shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of Article VII hereof. In no such event shall any part of the corpus or income of the Trust Fund as it relates to such Participating Employer be used for or diverted to purposes other than for the exclusive benefit of the employees of such Participating Employer.

11.8     ADMINISTRATOR'S AUTHORITY

                  The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.

11.9     PARTICIPATING EMPLOYER CONTRIBUTION FOR AFFILIATE

                  If any Participating Employer is prevented in whole or in part from making a contribution which it would otherwise have made under the Plan by reason of having no current or accumulated earnings or profits, or because such earnings or profits are less than the contribution which it would otherwise have made, then, pursuant to Code Section 404(a)(3)(B), so much of the contribution which such Participating Employer was so prevented from making may be made, for the benefit of the participating employees of such Participating Employer, by other Participating Employers who are members of the same affiliated group within the meaning of Code Section 1504 to the extent of their current or accumulated earnings or profits, except that such contribution by each such other Participating Employer shall be limited to the proportion of its total current and accumulated earnings or profits remaining after adjustment for its contribution to the Plan made without regard to this paragraph which the total prevented contribution bears to the total current and accumulated earnings or profits of all the Participating Employers remaining after adjustment for all contributions made to the Plan without regard to this paragraph.

                  A Participating Employer on behalf of whose employees a contribution is made under this paragraph shall not be required to reimburse the contributing Participating Employers.

                                   ARTICLE XII
                           CASH OR DEFERRED PROVISIONS

                  Except as specifically provided elsewhere in this Plan, the provisions of this Article shall apply with respect to any 401(k) profit sharing plan regardless of any provisions in the Plan to the contrary.

12.1     FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION

                  (a) For each Plan Year, the Employer will (or may with respect to any discretionary contributions) contribute to the Plan:

                  (1) The amount of the total salary reduction elections of all Participants made pursuant to Section 12.2(a), which amount shall be deemed Elective Deferrals, plus

                  (2) If elected in the Adoption Agreement, a matching contribution and/or a Qualified Matching Contribution equal to the percentage, if any, specified in the Adoption Agreement of the Elective Deferrals or Voluntary Employee Contributions, if applicable, of each Participant eligible to share in the allocations of the matching contribution and/or qualified matching contributions, plus

                  (3) If elected in the Adoption Agreement, a fixed amount, a prevailing wage contribution or a discretionary amount determined each year by the Employer, which amount if any, shall be deemed an Employer's Non-Elective Contribution, plus

                  (4) If elected in the Adoption Agreement, a discretionary Qualified Non-Elective Contribution.

                  (b) Notwithstanding the foregoing, if the Employer is not a tax-exempt entity, then the Employer's contributions for any Fiscal Year may generally not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. However, to the extent necessary to provide the top heavy minimum allocations, the Employer

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         shall make a contribution even if it exceeds current or accumulated Net
         Profit or the amount which is deductible under Code Section 404. All contributions by the Employer shall be made in cash or in such property as is acceptable to the Trustee.

12.2     PARTICIPANT'S SALARY REDUCTION ELECTION

                  (a) Each Participant may elect to defer a percentage or dollar amount of Compensation which would have been received in the Plan Year, but for the salary reduction election, subject to the limitations of this Section and the Adoption Agreement. A salary reduction election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election, or if later, the later of the date the Employer adopts this cash or deferred arrangement or the date such arrangement first became effective. Any elections made pursuant to this Section shall become effective as soon as is administratively feasible. If the automatic election option is elected in the Adoption Agreement, then in the event a Participant fails to make a deferral election and does not affirmatively elect to receive cash, such Participant shall be deemed to have made a deferral election equal to the percentage of Compensation set forth in the Adoption Agreement. The automatic election may, in accordance with procedures established by the Administrator, be applied to all Participants or to Eligible Employees who become Participants after a certain date. For purposes of this Section, Compensation in excess of the annual dollar limitation of Code Section 401(a)(17) ($150,000 as adjusted) shall not apply.

                           Additionally, if elected in the Adoption Agreement, each Participant may elect to defer a different percentage or amount of any cash bonus to be paid by the Employer during the Plan Year. A deferral election may not be made with respect to cash bonuses which are currently available on or before the date the Participant executes such election.

                           The amount by which Compensation and/or cash bonuses are reduced shall be that Participant's Elective Deferrals and shall be treated as an Employer contribution and allocated to that Participant's Elective Deferral Account.

                           Once made, a Participant's election to reduce Compensation shall remain in effect until modified or terminated. Modifications may be made as specified in the Adoption Agreement, and terminations may be made at any time. Any modification or termination of an election will become effective as soon as is administratively feasible.

                           The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make Elective Deferrals in an amount up to one hundred percent of their compensation for one or more payroll periods in the final month of the Plan Year. However, catch-up contributions and annual bonus contributions may not cause a Participant's elective Deferral contributions for the Plan Year to exceed his Compensation times the Plan's maximum allowable deferral percentage or the maximum dollar amount permitted under Section 402(g) of the Code. The Employer has the right to refuse to allow a Participant to make such contributions if they would adversely affect the Plan's ability to pass the ADP Test and/or the A C P Test.

                  (b) The balance in each Participant's Elective Deferral Account, Qualified Matching Contribution Account and Qualified Non-Elective Contribution Account shall be fully Vested at all times and, except as otherwise provided herein, shall not be subject to Forfeiture for any reason.

                  (c) Amounts held in a Participant's Elective Deferral Account, Qualified Matching Contribution Account and Qualified Non-Elective Account may only be distributable as provided in (4), (5) or (6) below or as provided under the other provisions of this Plan, but in no event prior to the earlier of the following events or any other events permitted by the Code or Treasury Regulations:

                  (1) the Participant's separation from service, Total and Permanent Disability, or death;

                  (2)      the Participant's attainment of age 59 1/2;

                  (3) the proven financial hardship of the Participant, subject to the limitations of Section 12.9;

                  (4) the termination of the Plan without the existence at the time of Plan termination of another defined contribution plan or the establishment of a successor defined contribution plan by the Employer or an Affiliated Employer within the period ending twelve months after distribution of all assets from the Plan maintained by the Employer. For this purpose, a defined contribution does not include an employee stock ownership plan (as defined in Code Section 4975(e)(7) or 409), a simplified employee pension plan (as defined in Code Section 408(k)), or a simple individual retirement account plan (as defined in Code Section 408(p));

                  (5) the date of the sale by the Employer to an entity that is not an Affiliated Employer of substantially all of the assets (within the meaning of Code Section 409(d)(2)) with respect to a Participant who continues employment with the corporation acquiring such assets; or

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

                  (6) the date of the sale by the Employer or an Affiliated Employer of its interest in a subsidiary (within the meaning of Code Section 409(d)(3)) to an entity that is not an Affiliated Employer with respect to a Participant who continues employment with such subsidiary.

                  Distributions that are made because of (4), (5), or (6) above must be made in a lump-sum.

                  (d) A Participant's elective deferrals made under this Plan and all other plans, contracts or arrangements of the Employer maintaining this Plan during any calendar year shall not exceed the dollar limitation imposed by Code Section 402(g), as in effect at the beginning of such calendar year. This dollar limitation shall be adjusted annually pursuant to the method provided in Code Section 415(d) in accordance with Treasury Regulations. For this purpose, elective deferrals means, with respect to a calendar year, the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code Section 401(k), any simple IRA Plan described in Code Section 408(p)(2), any salary reduction simplified employee pension (as defined in Code Section 408(k)(6)), any eligible deferred compensation plan under Code Section 457, any plans described under Code Section 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement. Elective deferrals shall not include any deferrals properly distributed as excess Annual Additions pursuant to Section 4.5.

                  (e) If a Participant has Excess Deferrals for a taxable year, the Participant may, not later than March 1st following the close of such taxable year, notify the Administrator in writing of such excess and request that the Participant's Elective Deferrals under this Plan be reduced by an amount specified by the Participant. In such event, the Administrator shall direct the distribution of such excess amount (and any Income allocable to such excess amount) to the Participant not later than the first April 15th following the close of the Participant's taxable year. Any distribution of less than the entire amount of Excess Deferrals and Income shall be treated as a pro rata distribution of Excess Deferrals and Income. The amount distributed shall not exceed the Participant's Elective Deferrals under the Plan for the taxable year. Any distribution on or before the last day of the Participant's taxable year must satisfy each of the following conditions:

                  (1) the Participant shall designate the distribution as Excess Deferrals;

                  (2) the distribution must be made after the date on which the Plan received the Excess Deferrals; and

                  (3) the Plan must designate the distribution as a distribution of Excess Deferrals.

                           Regardless of the preceding, if a Participant has Excess Deferrals solely from elective deferrals made under this Plan or under any other plan maintained by the Employer, a Participant will be deemed to have notified the Administrator of such excess amount and the Administrator shall direct the distribution of such Excess Deferrals in a manner consistent with the provisions of this subsection.

                           Any distribution made pursuant to this subsection shall be made first from unmatched Elective Deferrals and, thereafter, from Elective Deferrals which are matched. Matching contributions which relate to Excess Deferrals which are distributed pursuant to this
         Section 12.2(e) shall be treated as a Forfeiture to the extent required pursuant to Code Section 401(a)(4) and the Treasury Regulations thereunder.

                           For the purpose of this subsection, "Income" means the amount of income or loss allocable to a Participant's Excess Deferrals for the Plan Year, which amount shall be allocated in the same manner as income or losses are allocated pursuant to Section 4.3(c). However, Income for the period between the end of the taxable year of the Participant and the date of the distribution (the "gap period") is not required to be distributed.

                  (f) Notwithstanding the preceding, a Participant's Excess Deferrals shall be reduced, but not below zero, by any distribution and/or recharacterization of Excess Deferrals pursuant to Section 12.5(a) for the Plan Year beginning with or within the taxable year of the Participant.

                  (g) In the event a Participant has received a hardship distribution pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)(iii)(B) from any other plan maintained by the Employer or from the Participant's Elective Deferral Account pursuant to Section 12.9, then such Participant shall not be permitted to elect to have Elective Deferrals contributed to the Plan for a period of twelve (12) months following the receipt of the distribution. Furthermore, the dollar limitation under Code Section 402(g) shall be reduced, with respect to the Participant's taxable year following the taxable year in which the hardship distribution was made, by the amount of such Participant's Elective Deferrals, if any, made pursuant to this Plan (and any other plan maintained by the Employer) for the taxable year of the hardship distribution.

                  (h) At Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits, the fair market value of the Participant's Elective Deferral Account shall be used to provide benefits to the Participant or the Participant's Beneficiary.

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

                  (i) If during a Plan Year, it is projected that the aggregate amount of Elective Deferrals to be allocated to all Highly Compensated Participants under this Plan would cause the Plan to fail the actual deferral percentage tests set forth in Section 12.4, then the Administrator may automatically reduce the deferral amount of affected Highly Compensated Participants, beginning with the Highly Compensated Participant who has the highest actual deferral ratio until it is anticipated the Plan will pass the tests or until the actual deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the next highest actual deferral ratio. This process may continue until it is anticipated that the Plan will satisfy one of the tests set forth in Section 12.4.

                  (j) The Employer and the Administrator shall establish procedures necessary to implement the salary reduction elections provided for herein. Such procedures may contain limits on salary deferral elections such as limiting elections to whole percentages of Compensation or to equal dollar amounts per pay period that an election is in effect. Such procedures shall also include procedures for providing each newly hired Employee, and each current Employee on an annual basis, with a notice that explains the Compensation reduction elections (including any automatic Compensation deduction election) and the Employee's right to elect to have or not have such Compensation reduction contributions made to the Plan or to alter the amount of those contributions, including the procedure for exercising that right and the timing for implementation of any such election.

12.3     ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS

                  (a) The Administrator shall establish and maintain an account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date, or other Valuation Date, all amounts allocated to each such Participant as set forth herein.

                  (b) The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of Employer contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate contributions as follows:

                  (1)      With respect to Elective Deferrals made pursuant to
                  Section 12.1(a)(1), to each Participant's Elective Deferral Account in an amount equal to each such Participant's Elective Deferrals for the year.

                  (2) With respect to the Employer's matching contribution made pursuant to Section 12.1(a)(2), to each Participant's Account, or Participant's Qualified Matching Contribution Account, as elected in the Adoption Agreement, in accordance with Section 12.1(a)(2).

                  Except, however, in order to be entitled to receive any Employer matching contribution, a Participant must satisfy the conditions for sharing in the Employer matching contribution as set forth in the Adoption Agreement. Furthermore, regardless of any election in the Adoption Agreement to the contrary, for the Plan Year in which this Plan terminates, a Participant shall only be eligible to share in the allocation of the Employer's contributions for the Plan Year if the Participant is employed at the end of the Plan Year and has completed a Year of Service (or Period of Service if the Elapsed Time Method is elected).

                  (3) With respect to the Employer's Non-Elective Contribution made pursuant to Section 12.1(a)(3), to each Participant's Account in accordance with the provisions of
                  Section 4.3(b)(2) or (3) whichever is applicable.

                  (4) With respect to the Employer's Qualified Non-Elective Contribution made pursuant to Section 12.1(a)(4), to each Participant's (excluding Highly Compensated Employees, if elected in the Adoption Agreement) Qualified Non-Elective Contribution Account in accordance with the Adoption Agreement.

                  (c) Notwithstanding anything in the Plan to the contrary, in determining whether a Non-Key Employee has received the required minimum allocation pursuant to Section 4.3(f) such Non-Key Employee's Elective Deferrals and matching contributions used to satisfy the ADP tests of Section 12.4 or the ACP tests of Section 12.6 shall not be taken into account.

                  (d) Notwithstanding anything herein to the contrary, Participants who terminated employment during the Plan Year shall share in the salary reduction contributions made by the Employer for the year of termination without regard to the Hours of Service credited.

                  (e) Notwithstanding anything herein to the contrary (other than Sections 4.3(f) and 11.3(f)), Participants shall only share in the allocations of the Employer's matching contribution made pursuant to Section 12.1(a)(2), the Employer's Non-Elective Contributions made pursuant to Section 12.1(a)(3), the Employer's Qualified Non-Elective Contribution made pursuant to Section 12.1(a)(4), and Forfeitures as provided in the Adoption Agreement. Furthermore, for non-standardized plans, regardless of any election in the Adoption Agreement to the contrary, for the Plan Year in which this Plan terminates, a Participant shall only be eligible to share in the allocation of the Employer's contributions for the Plan Year if the Participant is

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

         employed at the end of the Plan Year and has completed a Year of Service (or Period of Service if the Elapsed Time Method is elected).

                  (f) Notwithstanding anything to the contrary, if this is a non-standardized Plan that would otherwise fail to meet the requirements of Code Section 410(b)(1) or 410(b)(2)(A)(i) and the Treasury Regulations thereunder (including Treasury Regulation Section 1.401(a)(4)-2(b)(4)(vi)(D)(3) which treats Participants only receiving top heavy minimums as not benefiting) because Employer contributions would not be allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules may be applied:

                  (1) The group of Participants eligible to share in the Employer's contributions or Forfeitures for the Plan Year will be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the requirements of Code Section 410(b)(1)(B). The specific Participants who shall become eligible under the terms of this paragraph shall be those who have not separated from service prior to the last day of the Plan Year and, when compared to similarly situated Participants, have completed the greatest number of Hours of Service in the Plan Year.

                  (2) If after application of paragraph (1) above, the requirements of Code Section 410(b)(1)(B) are still not satisfied, then the group of Participants eligible to share in the Employer's contribution or Forfeitures for the Plan Year shall be further expanded to include the minimum number of Participants who have separated from service prior to the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible to share shall be those Participants, when compared to similarly situated Participants, who have completed the greatest number of Hours of Service in the Plan Year before separation from service.

                           Nothing in this subsection shall permit the reduction of a Participant's accrued benefit. Therefore any amounts that have previously been allocated to Participants may not be reallocated to satisfy these requirements. In such event, the Employer shall make an additional contribution equal to the amount such affected Participants would have received had they been included in the allocations, even if it exceeds the amount that would be deductible under Code Section 404. Any adjustment to the allocations pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.

12.4     ACTUAL DEFERRAL PERCENTAGE TESTS

                  (a) Except as otherwise provided herein, this subsection applies if the prior year testing method is elected in the Adoption Agreement. The Actual Deferral Percentage ("ADP") for a Plan Year for Participants who are Highly Compensated Employees ("HCEs") for each Plan Year and the prior year's ADP for Participants who were Non-Highly Compensated Employees ("NHCEs") for the prior Plan Year must satisfy one of the following tests:

                  (1) The ADP for a Plan Year for Participants who are HCEs for the Plan Year shall not exceed the prior year's ADP for Participants who were NHCEs for the prior Plan Year multiplied by 1.25; or

                  (2) The ADP for a Plan Year for Participants who are HCEs for the Plan Year shall not exceed the prior year's ADP for Participants who were NHCEs for the prior Plan Year multiplied by 2.0, provided that the ADP for Participants who are HCEs does not exceed the prior year's ADP for Participants who were NHCEs in the prior Plan Year by more than two (2) percentage points.

                  Notwithstanding the above, for purposes of applying the foregoing tests with respect to the first Plan Year in which the Plan permits any Participant to make Elective Deferrals, the ADP for the prior year's NHCEs shall be deemed to be three percent (3%) unless the Employer has elected in the Adoption Agreement to use the current Plan Year's ADP for these Participants. However, the provisions of this paragraph may not be used if the Plan is a successor plan or is otherwise prohibited from using such provisions pursuant to IRS Notice 98-1 (or superceding guidance).

                  (b) Notwithstanding the foregoing, if the current year testing method is elected in the Adoption Agreement, the ADP tests in
         (a)(1) and (a)(2), above shall be applied by comparing the current Plan Year's ADP for Participants who are HCEs with the current Plan Year's ADP (rather than the prior Plan Year's ADP) for Participants who are NHCEs for the current Plan Year. Once made, this election can only be changed if the Plan meets the requirements for changing to the prior year testing method set forth in IRS Notice 98-1 (or superseding guidance).

                  (c) This subsection applies to prevent the multiple use of the test set forth in subsection (a)(2) above. Any HCE eligible to make Elective Deferrals pursuant to Section 12.2 and to make after-tax voluntary Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Employer or an Affiliated Employer, shall have either the actual deferral ratio adjusted in the manner described in Section 12.5 or the actual contribution ratio adjusted in the manner described in Section 12.7 so that the Aggregate Limit is not exceeded pursuant to Treasury Regulation Section 1.401(m)-2, the provisions of which are incorporated herein by reference. The amounts in excess of the Aggregate Limit shall be treated as either an Excess Contribution or an Excess Aggregate Contribution. The ADP and ACP of the HCEs

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

         are determined after any corrections required to meet the ADP and ACP tests and are deemed to be the maximum permitted under such tests for the Plan Year. Multiple use does not occur if either the ADP or ACP of the HCEs does not exceed 1.25 multiplied by the ADP and ACP of the NHCEs.

         "Aggregate Limit" means the sum of (i) 125 percent of the greater of the ADP of the NHCEs for the prior Plan Year or the ACP of such NHCEs under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the prior Plan Year of the cash or deferred arrangement and (ii) the lesser of 200% or two (2) plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in (i) above, and "greater" is substituted for "lesser" after "two (2) plus the" in
         (ii) above if it would result in a larger Aggregate Limit. If the Employer has elected in the Adoption Agreement to use the current year testing method, then in calculating the Aggregate Limit for a particular Plan Year, the NHCEs ADP and ACP for that Plan Year, instead of the prior Plan Year, is used.

                  (d) A Participant is an HCE for a particular Plan Year if the Participant meets the definition of an HCE in effect for that Plan Year. Similarly, a Participant is an NHCE for a particular Plan Year if the Participant does not meet the definition of an HCE in effect for that Plan Year.

                  (e) For the purposes of this Section and Section 12.5, ADP means, for a specific group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (1) the amount of Employer contributions actually paid over to the Plan on behalf of such Participant for the Plan Year to (2) the Participant's 414(s) Compensation for such Plan Year. Employer contributions on behalf of any participant shall include: (1) any Elective Deferrals made pursuant to the Participant's deferral election (including Excess Deferrals of HCEs), but excluding (i) Excess Deferrals of NHCEs that arise solely from Elective Deferrals made under the plan or plans of this Employer and (ii) Elective Deferrals that are taken into account in the ACP Test set forth in Section 12.6 (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and (2) at the election of the Employer, Qualified Non-Elective Contributions and Qualified Matching Contributions to the extent such contributions are not used to satisfy the ACP test.

                           The actual deferral ratio for each Participant and the ADP for each group shall be calculated to the nearest one-hundredth of one percent. Elective Deferrals allocated to each Non-Highly Compensated Participant's Elective Deferral Account shall be reduced by Excess Deferrals to the extent such excess amounts are made under this Plan or any other plan maintained by the Employer. Elective Deferrals allocated to each Highly Compensated Participant's Elective Deferral Account shall not be reduced by Excess Deferrals to the extent such excess amounts are made under this Plan or any other plan maintained by the Employer.

                  (f) For purposes of this Section and Section 12.5, a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to make salary deferrals pursuant to Section 12.2 for the Plan Year. Such Participants who fail to make Elective Deferrals shall be treated for ADP purposes as Participants on whose behalf no Elective Deferrals are made.

                  (g) In the event this Plan satisfies the requirements of Code Sections 401(a)(4), 401(k), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ADP of Employees as if all such plans were a single plan. Any adjustments to the NHCE ADP for the prior year will be made in accordance with IRS Notice 98-1 and any superseding guidance, unless the Employer has elected in the Adoption Agreement to use the current year testing method. Plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same Plan Year and use the same ADP testing method.

                  (h) The ADP for any Participant who is an HCE for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to such Participant's accounts under two (2) or more arrangements described in Code Section 401(k), that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-Elective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement for purposes of determining such HCE's actual deferral ratio. However, if the cash or deferred arrangements have different Plan Years, this paragraph shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Treasury Regulations under Code Section 401.

                  (i) For purposes of determining the ADP and the amount of Excess Contributions pursuant to Section 12.5, only Elective Deferrals, Qualified Non-elective Contributions and Qualified Matching Contributions contributed to the Plan prior to the end of the twelve
         (12) month period immediately following the Plan Year to which the contributions relate shall be considered.

                  (j) Notwithstanding anything in this Section to the contrary, the provisions of this Section and Section 12.5 may be applied separately (or will be applied separately to the extent required by Treasury Regulations) to each plan within the meaning of Treasury Regulation Section 1.401(k)-1(g)(11). Furthermore, for Plan Years beginning after December 31, 1998,

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         the provisions of Code Section 401(k)(3)(F) may be used to exclude from consideration all NHCEs who have not satisfied the minimum age and service requirements of Code Section 410(a)(1)(A).

12.5     ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS

                  (a) In the event (or, with respect to subsection (c) when the prior year testing method is being used, if it is anticipated) that for Plan Years beginning after December 31, 1996, the Plan does not satisfy one of the tests set forth in Section 12.4, the Administrator shall adjust Excess Contributions or the Employer shall make contributions pursuant to the options set forth below or any combination thereof. However, if the prior year testing method is being used and it is anticipated that the Plan might not satisfy one of such tests, then the Employer may make contributions pursuant to the options set forth in subsection (c) below.

                  (b) On or before the fifteenth day of the third month following the end of each Plan Year, but in no event later than the close of the following Plan Year, the Highly Compensated Participant having the largest amount of Elective Deferrals shall have a portion of such Elective Deferrals (and "Income" allocable to such amounts) distributed (and/or, at the Participant's election, recharacterized as an after-tax voluntary Employee contribution pursuant to Section 4.8) until the total amount of Excess Contributions has been distributed, or until the amount of the Participant's Elective Deferrals equals the Elective Deferrals of the Highly Compensated Participant having the next largest amount of Elective Deferrals. This process shall continue until the total amount of Excess Contributions has been distributed. Any distribution and/or recharacterization of Excess Contributions shall be made in the following order:

                  (1) With respect to the distribution of Excess Contributions, such distribution:

                        (i) may be postponed but not later than the close of the Plan Year following the Plan Year to which they are allocable;

                        (ii) shall be made first from unmatched Elective Deferrals and, thereafter, from Elective Deferrals which are matched. Matching contributions which relate to Excess Contributions shall be forfeited unless they are considered distributed as an Excess Aggregate Contribution pursuant to Section 12.7;

                        (iii) shall be adjusted for Income; and

                        (iv) shall be designated by the Employer as a distribution of Excess Contributions (and Income).

                  (2) With respect to the recharacterization of Excess Contributions pursuant to (a) above, such recharacterized amounts:

                        (i) shall be deemed to have occurred on the date on which the last of those Highly Compensated Participants with Excess Contributions to be recharacterized is notified of the recharacterization and the tax consequences of such recharacterization;

                        (ii) shall not exceed the amount of Elective Deferrals on behalf of any Highly Compensated Participant for any Plan Year;

                        (iii) shall be treated as after-tax voluntary Employee contributions for purposes of Code Section 401(a)(4) and Treasury Regulation Section 1.401(k)-1(b). However, for purposes of Sections 4.3(f) and 9.2 (top heavy rules), recharacterized Excess Contributions continue to be treated as Employer contributions that are Elective Deferrals. Excess Contributions (and Income attributable to such amounts) recharacterized as after-tax voluntary Employee contributions shall continue to be nonforfeitable and subject to the same distribution rules provided for in Section 12.2(c); and

                        (iv) are not permitted if the amount recharacterized plus after-tax voluntary Employee contributions actually made by such Highly Compensated Participant, exceed the maximum amount of after-tax voluntary Employee contributions (determined prior to application of Section 12.6) that such Highly Compensated Participant is permitted to make under the Plan in the absence of recharacterization.

                  (3) Any distribution and/or recharacterization of less than the entire amount of Excess Contributions shall be treated as a pro rata distribution and/or recharacterization of Excess Contributions and Income.

                  (4) For the purpose of this Section, "Income" means the income or losses allocable to Excess Contributions for the Plan Year, which amount shall be allocated at the same time and in the same manner as income or losses are allocated pursuant to Section 4.3(c). However, Income for the period between the end of the Plan Year and the date of the distribution (the "gap period") is not required to be distributed.

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

                  (5) Excess Contributions shall be treated as Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

                  (c) Notwithstanding the above, within twelve (12) months after the end of the Plan Year, if the Employer has elected in the Adoption Agreement to use the current year testing method under Treasury Reg. Section 1.401(k)-1(b)(5)(i), the Employer may make a special Qualified Non-Elective Contribution or Qualified Matching Contribution in accordance with one of the following provisions which contribution shall be allocated to the Qualified Non-Elective Contribution Account or Qualified Matching Contribution Account of each Non-Highly Compensated Participant eligible to share in the allocation in accordance with such provision. The Employer shall provide the Administrator with written notification of the amount of the contribution being made and to which provision it relates.

                  (1) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant's 414(s) Compensation for the year (or prior year if the prior year testing method is being used) bears to the total 414(s) Compensation of all Non-Highly Compensated Participants for such year.

                  (2) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant's 414(s) Compensation for the year (or prior year if the prior year testing method is being used) bears to the total 414(s) Compensation of all Non-Highly Compensated Participants for such year. However, for purposes of this contribution, Non-Highly Compensated Participants in non-standardized plans who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the prior year testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (3) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated in equal amounts (per capita).

                  (4) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated in equal amounts (per capita). However, for purposes of this contribution, Non-Highly Compensated Participants in non-standardized plans who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the prior year testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (5) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Non-Elective Contribution Account of the Non-Highly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum Annual Addition pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied).

                  (6) Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Non-Elective Contribution Account of the Non-Highly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum Annual Addition pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied). However, for purposes of this contribution, Non-Highly Compensated Participants in non-standardized plans who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the prior year testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (7) A Qualified Matching Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Matching Contribution Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Elective Deferrals for the year bears to the total Elective Deferrals of all Non-Highly Compensated Participants.

                  (8) A Qualified Matching Contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Matching Contribution Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Elective Deferrals for the year bears to the total Elective Deferrals of all Non-Highly Compensated Participants. However, for purposes of this contribution, Non-Highly Compensated Participants in non-standardized plans who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the prior year testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (9) A Qualified Matching Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Matching Contribution Account of the Non-Highly Compensated Participant having the lowest Elective Deferrals until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum Annual Addition pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied).

                  (10) A Qualified Matching Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated to the Qualified Matching Contribution Account of the Non-Highly Compensated Participant having the lowest Elective Deferrals until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum Annual Addition pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied). However, for purposes of this contribution, Non-Highly Compensated Participants in non-standardized plans who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the prior year testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (d) If during a Plan Year, it is projected that the aggregate amount of Elective Deferrals to be allocated to all Highly Compensated Participants under this Plan would cause the Plan to fail the tests set forth in Section 12.4, then the Administrator may automatically reduce the deferral amount of affected Highly Compensated Participants, beginning with the Highly Compensated Participant who has the highest actual deferral ratio until it is anticipated the Plan will pass the tests or until the actual deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the next highest actual deferral ratio. This process may continue until it is anticipated that the Plan will satisfy one of the tests set forth in
         Section 12.4. Alternatively, the Employer may specify a maximum percentage of Compensation that may be deferred by Highly Compensated Participants.

                  (e) Any Excess Contributions (and Income) which are distributed on or after 2-1/2 months after the end of the Plan Year shall be subject to the ten percent (10%) Employer excise tax imposed by Code Section 4979.

12.6     ACTUAL CONTRIBUTION PERCENTAGE TESTS

                  (a) Except as otherwise provided herein, this subsection applies if the prior year testing method is elected in the Adoption Agreement. The "Actual Contribution Percentage" ("ACP") for Participants who are HCEs for each Plan Year and the prior year's ACP for Participants who were NHCEs for the prior Plan Year must satisfy one of the following tests:

                  (1) The ACP for a Plan Year for Participants who are HCEs for the Plan Year shall not exceed the prior year's ACP for Participants who were NHCEs for the prior Plan Year multiplied by 1.25; or

                  (2) The ACP for a Plan Year for Participants who are HCEs for the Plan Year shall not exceed the prior year's ACP for Participants who were NHCEs for the prior Plan Year multiplied by 2.0, provided that the ACP for Participants who are HCEs does not exceed the prior year's ACP for Participants who were NHCEs in the prior Plan Year by more than two (2) percentage points.

                  Notwithstanding the above, for purposes of applying the foregoing tests with respect to the first Plan Year in which the Plan permits any Participant to make Employee contributions, provides for matching contributions, or both, the ACP for the prior year's NHCEs shall be deemed to be three percent (3%) unless the Employer has elected in the Adoption Agreement to use the current Plan Year's ACP for these Participants. However, the provisions of this paragraph may not be used if the Plan is a successor plan or is otherwise prohibited from using such provisions pursuant to IRS Notice 98-1 (or superceding guidance).

                  (b) Notwithstanding the preceding, if the current year testing method is elected in the Adoption Agreement, the ACP tests in
         (a)(1) and (a)(2), above shall be applied by comparing the current Plan Year's ACP for Participants who are HCEs with the current Plan Year's ACP (rather than the prior Plan Year's ACP) for Participants who are NHCEs for the current Plan Year. Once made, this election can only be changed if the Plan meets the requirements for changing to the prior year testing method set forth in IRS Notice 98-1 (or superseding guidance).

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

                  (c) This subsection applies to prevent the multiple use of the test set forth in subsection (a)(2) above. Any HCE eligible to make Elective Deferrals pursuant to Section 12.2 and to make nondeductible voluntary Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Employer or an Affiliated Employer, shall have either the actual deferral ratio adjusted in the manner described in Section 12.5 or the actual contribution ratio reduced in the manner described in Section
         12.7 so that the Aggregate Limit is not exceeded pursuant to Treasury Regulation Section 1.401(m)-2, the provisions of which are incorporated herein by reference. The amounts in excess of the Aggregate Limit shall be treated as either an Excess Contribution or an Excess Aggregate Contribution. The ADP and ACP of the HCEs are determined after any corrections required to meet the ADP and ACP tests and are deemed to be the maximum permitted under such test for the Plan Year. Multiple use does not occur if either the ADP or ACP of the HCEs does not exceed
         1.25 multiplied by the ADP and ACP of the NHCEs.

         "Aggregate Limit" means the sum of (i) 125 percent of the greater of the ADP of the NHCEs for the Plan Year or the ACP of such NHCEs under the plan subject to Code Section 401(m) for the Plan Year beginning with or within the prior Plan Year of the cash or deferred arrangement and (ii) the lesser of 200% or two plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in (i) above, and "greater" is substituted for "lesser" after "two plus the" in (ii) above if it would result in a larger Aggregate Limit. If the Employer has elected in the Adoption Agreement to use the current year testing method, then in calculating the Aggregate Limit for a particular Plan Year, the NHCEs ADP and ACP for that Plan Year, instead of the prior Plan Year, is used.

                  (d) A Participant is an HCE for a particular Plan Year if the Participant meets the definition of a HCE in effect for that Plan Year. Similarly, a Participant is a NHCE for a particular Plan Year if the Participant does not meet the definition of an HCE in effect for that Plan Year.

                  (e) For the purposes of this Section and Section 12.7, ACP for a specific group of Participants for a Plan Year means the average of the Contribution Percentages (calculated separately for each Participant in such group). For this purpose, "Contribution Percentage" means the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's 414(s) Compensation. The actual contribution ratio for each Participant and the ACP for each group, shall be calculated to the nearest one-hundredth of one percent of the Participant's 414(s) Compensation.

                  (f)      "Contribution Percentage Amounts" means the sum of
         (i) nondeductible voluntary Employee contributions, (ii) Employer Matching Contributions made pursuant to Section 12.1(b) (including Qualified Matching Contributions to the extent such Qualified Matching Contributions are not used to satisfy the tests set forth in Section 12.4), (iii) Excess Contributions recharacterized as nondeductible voluntary Employee contributions pursuant to Section 12.5, and (iv) Qualified Non-Elective Contributions (to the extent not used to satisfy the tests set forth in Section 12.4). However, Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or due to Code Section 401(a)(4) and the Treasury Regulations thereunder because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions. In addition, Contribution Percentage Amounts may include Elective Deferrals provided the ADP test in Section 12.4 is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

                  (g) For purposes of determining the ACP and the amount of Excess Aggregate Contributions pursuant to Section 12.7, only Employer Matching Contributions (excluding Matching Contributions forfeited or distributed pursuant to Section 12.2(e), 12.5(b), or 12.7(b)) contributed to the Plan prior to the end of the succeeding Plan Year shall be considered. In addition, the Administrator may elect to take into account, with respect to Employees eligible to have Employer Matching Contributions made pursuant to Section 12.1(b) or after-tax voluntary Employee contributions made pursuant to Section 4.8 allocated to their accounts, elective deferrals (as defined in Treasury Regulation Section 1.402(g)-1(b)) and qualified non-elective contributions (as defined in Code Section 401(m)(4)(C)) contributed to any plan maintained by the Employer. Such elective deferrals and qualified non-elective contributions shall be treated as Employer matching contributions subject to Treasury Regulation Section 1.401(m)-1(b)(2) which is incorporated herein by reference. The Plan Year must be the same as the plan year of the plan to which the elective deferrals and the qualified non-elective contributions are made.

                  (h) In the event that this Plan satisfies the requirements of Code Sections 401(a)(4), 401(m), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ACP of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code section 401(m) only if they have the same Plan Year.

                           Any adjustments to the NHCE ACP for the prior year will be made in accordance with IRS Notice 98-1 and any superseding guidance, unless the Employer has elected in the Adoption Agreement to use the current year testing method. Plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same Plan Year and use the same ACP testing method.

                  (i) For the purposes of this Section, if an HCE is a Participant under two (2) or more plans (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) which are maintained by the Employer or an Affiliated

         Employer to which Matching Contributions, nondeductible voluntary Employee contributions, or both, are made, all such contributions on behalf of such HCE shall be aggregated for purposes of determining such HCE's actual contribution ratio. However, if the plans have different plan years, this paragraph shall be applied by treating all plans ending with or within the same calendar year as a single plan.

                  (j) For purposes of this Section and Section 12.7, a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to have Matching Contributions made pursuant to Section 12.1(a)(2) (whether or not a deferral election was made or suspended pursuant to Section 12.2(g)) allocated to such Participant's account for the Plan Year or to make salary deferrals pursuant to Section 12.2 (if the Employer uses salary deferrals to satisfy the provisions of this Section) or after-tax voluntary Employee contributions pursuant to Section 4.8 (whether or not nondeductible voluntary Employee contributions are made) allocated to the Participant's Account for the Plan Year.

                  (k) For purposes of this Section, "Matching Contribution" means an Employer contribution made to the Plan, or to a contract described in Code Section 403(b), on behalf of a Participant on account of a nondeductible voluntary Employee contribution made by such Participant, or on account of a Participant's elective deferrals under a plan maintained by the Employer.

                  (l) For purposes of determining the ACP and the amount of Excess Aggregate Contributions pursuant to Section 12.7, only Elective Deferrals, Qualified Non-elective Contributions and Qualified Matching Contributions contributed to the Plan prior to the end of the twelve
         (12) month period immediately following the Plan Year to which the contributions relate shall be considered.

                  (m) Notwithstanding anything in this Section to the contrary, the provisions of this Section and Section 12.7 may be applied separately (or will be applied separately to the extent required by Treasury Regulations) to each plan within the meaning of Treasury Regulation Section 1.401(k)-1(g)(11). Furthermore, for Plan Years beginning after December 31, 1998, the provisions of Code Section 401(k)(3)(F) may be used to exclude from consideration all NHCEs who have not satisfied the minimum age and service requirements of Code
         Section 410(a)(1)(A).

12.7     ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS

                  (a) In the event (or, with respect to subsection (g) below when the prior year testing method is being used, if it is anticipated) that for Plan Years beginning after December 31, 1996, the Plan does not satisfy one of the tests set forth in Section 12.6, the Administrator shall adjust Excess Aggregate Contributions or the Employer shall make contributions pursuant to the options set forth below or any combination thereof. However, if the prior year testing method is being used and it is anticipated that the Plan might not satisfy one of such tests, then the Employer may make contributions pursuant to the options set forth in subsection (c) below.

                  (b) On or before the fifteenth day of the third month following the end of the Plan Year, but in no event later than the close of the following Plan Year the Highly Compensated Participant having the largest Contribution Percentage Amounts shall have a portion of such Contribution Percentage Amounts (and Income allocable to such amounts) distributed or, if non-Vested, Forfeited (including Income allocable to such Forfeitures) until the total amount of Excess Aggregate Contributions has been distributed, or until the amount of the Participant's Contribution Percentage Amounts equals the Contribution Percentage Amounts of the Highly Compensated Participant having the next largest amount of Contribution Percentage Amounts. This process shall continue until the total amount of Excess Aggregate Contributions has been distributed or forfeited. Any distribution and/or Forfeiture of Contribution Percentage Amounts shall be made in the following order:

                  (1) After-tax voluntary Employee contributions including Excess Contributions recharacterized as after-tax voluntary Employee contributions pursuant to Section 12.5(b)(2). Matching contributions which relate to Excess Aggregate Contributions shall be forfeited;

                  (2)      Employer matching contributions forfeited above.

                  (3)      Remaining Employer matching contributions.

                  (c) Any distribution or Forfeiture of less than the entire amount of Excess Aggregate Contributions (and Income) shall be treated as a pro rata distribution of Excess Aggregate Contributions and Income. Distribution of Excess Aggregate Contributions shall be designated by the Employer as a distribution of Excess Aggregate Contributions (and Income). Forfeitures of Excess Aggregate Contributions shall be treated in accordance with Section 4.3. However, no such Forfeiture may be allocated to a Highly Compensated Participant whose contributions are reduced pursuant to this Section.

                  (d) For the purpose of this Section, Income means the income or losses allocable to Excess Aggregate Contributions for the Plan Year, which amount shall be allocated at the same time and in the same manner as income or losses

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

         are allocated pursuant to Section 4.3(c). However, Income for the period between the end of the Plan Year and the date of the distribution (the "gap period") is not required to be distributed.

                  (e) Excess Aggregate Contributions attributable to amounts other than nondeductible voluntary Employee contributions, including forfeited matching contributions, shall be treated as Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

                  (f) The determination of the amount of Excess Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess Contributions, if any, to be treated as nondeductible voluntary Employee contributions due to recharacterization for the plan year of any other qualified cash or deferred arrangement (as defined in Code Section 401(k)) maintained by the Employer that ends with or within the Plan Year or which are treated as after-tax voluntary Employee contributions due to recharacterization pursuant to Section 12.5.

                  (g) Notwithstanding the above, within twelve (12) months after the end of the Plan Year, if the Employer has elected in the Adoption Agreement to use the current year testing method under Treasury Reg. Section 1.401(k)-1(b)(5)(i), the Employer may make a special Qualified Non-Elective Contribution or Qualified Matching Contribution in accordance with one of the following provisions which contribution shall be allocated to the Qualified Non-Elective Contribution Account or Qualified Matching Contribution Account of each Non-Highly Compensated eligible to share in the allocation in accordance with such provision. The Employer shall provide the Administrator with written notification of the amount of the contribution being made and for which provision it is being made pursuant to.

                  (1) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant's 414(s) Compensation for the year (or prior year if the prior year testing method is being used) bears to the total 414(s) Compensation of all Non-Highly Compensated Participants for such year.

                  (2) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant's 414(s) Compensation for the year (or prior year if the prior year testing method is being used) bears to the total 414(s) Compensation of all Non-Highly Compensated Participants for such year. However, for purposes of this contribution, Non-Highly Compensated Participants in non-standardized plans who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the prior year testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (3) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated in equal amounts (per capita).

                  (4) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated in equal amounts (per capita). However, for purposes of this contribution, Non-Highly Compensated Participants in non-standardized plans who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the prior year testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (5) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated to the Qualified Non-Elective Contribution Account of the Non-Highly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 12.6 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum Annual Addition pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.6 is satisfied (or is anticipated to be satisfied).

                  (6) A Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated to the Qualified Non-Elective Contribution Account of the Non-Highly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 12.6 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum Annual Addition pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.6 is satisfied (or is anticipated to be satisfied). However, for purposes of this contribution, Non-Highly Compensated Employees in non-standardized plans who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the prior year testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (7) A Qualified Matching Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated on behalf of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Elective Deferrals for the Plan Year bears to the total Elective Deferrals of all Non-Highly Compensated Participants. The Employer shall designate, at the time the contribution is made, whether the contribution made pursuant to this provision shall be a Qualified Matching Contribution allocated to a Participant's Qualified Matching Contribution Account or a Qualified Non-Elective Contribution allocated to a Participant's Qualified Non-Elective Contribution Account.

                  (8) A Qualified Matching Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.6. Such contribution shall be allocated on behalf of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Elective Deferrals for the year bears to the total Elective Deferrals of all Non-Highly Compensated Participants. The Employer shall designate, at the time the contribution is made, whether the contribution made pursuant to this provision shall be a Qualified Matching Contribution allocated to a Participant's Qualified Matching Contribution Account or an Employer Non-Elective Contribution allocated to a Participant's Non-Elective Account. However, for purposes of this contribution, Non-Highly Compensated Participants in non-standardized plans who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the prior year testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (9) A Qualified Matching Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated on behalf of the Non-Highly Compensated Participant having the lowest Elective Deferrals until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum Annual Addition pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied). The Employer shall designate, at the time the contribution is made, whether the contribution made pursuant to this provision shall be a Qualified Matching Contribution allocated to a Participant's Qualified Matching Contribution Account or an Employer Non-Elective Contribution allocated to a Participant's Non-Elective Account.

                  (10) A Qualified Matching Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 12.4. Such contribution shall be allocated on behalf of the Non-Highly Compensated Participant having the lowest Elective Deferrals until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum Annual Addition pursuant to Section 4.4. This process shall continue until one of the tests set forth in Section 12.4 is satisfied (or is anticipated to be satisfied). The Employer shall designate, at the time the contribution is made, whether the contribution made pursuant to this provision shall be a Qualified Matching Contribution allocated to a Participant's Qualified Matching Contribution Account or a Qualified Non-Elective Contribution allocated to a Participant's Qualified Non-Elective Contribution Account. However, for purposes of this contribution, Non-Highly Compensated Participants in non-standardized plans who are not employed at the end of the Plan Year (or at the end of the prior Plan Year if the prior year testing method is being used) shall not be eligible to share in the allocation and shall be disregarded.

                  (h) Any Excess Aggregate Contributions (and Income) which are distributed on or after 2-1/2 months after the end of the Plan Year shall be subject to the ten percent (10%) Employer excise tax imposed by Code Section 4979.

12.8     SAFE HARBOR PROVISIONS

                           (a) The provisions of this Section will apply if the Employer has elected, in the Adoption Agreement, to use the ADP Test Safe Harbor or ACP Test Safe Harbor. If the Employer has elected to use the ADP Test Safe Harbor for a Plan Year, then the provisions relating to the ADP test described in Section 12.4 and in Code Section 401(k)(3) do not apply for such Plan Year. In addition, if the Employer has also elected to use the ACP Test Safe Harbor for a Plan Year, then the provisions relating to the ACP test described in
                  Section 12.6 and in Code Section 401(m)(2) do not apply for such Plan Year. Furthermore, to the extent any other provision of the Plan is inconsistent with the provisions of this Section, the provisions of this Section will govern.

                           (b) For purposes of this Section, the following definitions apply:

                           (1) "ACP Test Safe Harbor" means the method described in subsection (c) below for satisfying the ACP test of Code Section 401(m)(2).

                           (2)      "ACP Test Safe Harbor Matching
                           Contributions" means Matching Contributions described in subsection (d)(1).

                           (3) "ADP Test Safe Harbor" means the method described in subsection (c) for satisfying the ADP test of Code Section 401(k)(3).

                           (4) "ADP Test Safe Harbor Contributions" means Matching Contributions and nonelective contributions described in subsection (c)(1) below.

                           (5) "Compensation" means Compensation as defined in Section 1.11, except, for purposes of this Section, no dollar limit, other than the limit imposed by Code Section 401(a)(17), applies to the Compensation of a Non-Highly Compensated Employee. However, solely for purposes of determining the Compensation subject to a Participant's deferral election, the Employer may use an alternative definition to the one described in the preceding sentence, provided such alternative definition is a reasonable definition within the meaning of Treasury Regulation Section 1.414(s)-1(d)(2), permits each Participant to elect sufficient Elective Deferrals to receive the maximum amount of Matching Contributions (determined using the definition of Compensation described in the preceding sentence) available to the Participant under the Plan and does not limit the dollar amount of Compensation taken into account for Non-Highly Compensated Participants.

                           (6) "Eligible Participant" means a Participant who is eligible to make Elective Deferrals under the Plan for any part of the Plan Year (or who would be eligible to make Elective Deferrals but for a suspension due to a hardship distribution described in Section 12.9 or to statutory limitations, such as Code Sections 402(g) and 415) and who is not excluded as an Eligible Participant under the 401(k) Safe Harbor elections in the Adoption Agreement.

                           (7) "Matching Contributions" means contributions made by the Employer on account of an Eligible Participant's Elective Deferrals.

                           (c) The provisions of this subsection apply for purposes of satisfying the ADP Test Safe Harbor.

                           (1) The ADP Test Safe Harbor Contribution is the contribution elected by the Employer in the Adoption Agreement to be used to satisfy the ADP Test Safe Harbor. However, if no contribution is elected in the Adoption Agreement, the Employer will contribute to the Plan for the Plan Year a Basic Matching Contribution on behalf of each Eligible Employee. The Basic Matching Contribution is equal to (i) one-hundred percent (100%) of the amount of an Eligible Participant's Elective Deferrals that do not exceed three percent (3%) of the Participant's Compensation for the Plan Year, plus (ii) fifty percent (50%) of the amount of the Participant's Elective Deferrals that exceed three percent (3%) of the Participant's Compensation but do not exceed five percent (5%) of the Participant's Compensation.

                           (2) Except as provided in subsection (e) below, for purposes of the Plan, a Basic Matching Contribution or an Enhanced Matching Contribution will be treated as a Qualified Matching Contribution and a Nonelective Safe Harbor Contribution will be treated as a Qualified Non-Elective Contribution. Accordingly, the ADP Test Safe Harbor Contribution will be fully Vested and subject to the distribution restrictions set forth in Section 12.2(c) (i.e., may generally not be distributed earlier than separation from service, death, disability, an event described in Section 401(k)(1), or, in case of a profit sharing plan, the attainment of age 59-1/2.). In addition, such contributions must satisfy the ADP Test Safe Harbor without regard to permitted disparity under Code Section 401(1).

                           (3) Except as otherwise permitted by the IRS, at least thirty (30) days, but not more than ninety (90) days, before the beginning of the Plan Year, the Employer will provide each Eligible Participant a comprehensive notice of the Participant's rights and obligations under the Plan, written in a manner calculated to be understood by the average Participant. If an Employee becomes eligible after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than ninety (90) days before the Employee becomes eligible but not later than the date the Employee becomes eligible.

                           (4) In addition to any other election periods provided under the Plan, each Eligible Participant may make or modify a deferral election during the thirty (30) day period immediately following receipt of the notice described in subsection (3) above. Furthermore, if the ADP Test Safe Harbor is a Matching Contribution each Eligible Employee must be permitted to elect sufficient Elective Deferrals to receive the maximum amount of Matching Contributions available to the Participant under the Plan.

                           (d) The provisions of this subsection apply if the Employer has elected to satisfy the ACP Test Safe Harbor.

                           (1) In addition to the ADP Test Safe Harbor Contributions, the Employer will make any Matching Contributions in accordance with elections made in the Adoption Agreement. Such additional Matching Contributions will be considered ACP Test Safe Harbor Matching Contributions.

                           (2) Notwithstanding any election in the Adoption Agreement to the contrary, an Eligible Participant's Elective Deferrals in excess of six percent (6%) of Compensation may not be taken into account in applying ACP Test Safe Harbor Matching Contributions. In addition, effective with respect to Plan Years beginning after December 31, 1999, any portion of an ACP Test Safe Harbor Matching Contribution attributable to a discretionary Matching Contribution may not exceed four percent (4%) of an Eligible Participant's Compensation.

                           (e) The Plan is required to satisfy the ACP test of Code Section 401(m)(2), using the current year testing method, if the Plan permits after-tax voluntary Employee contributions or if matching contributions that do not satisfy the ACP Test Safe Harbor may be made to the Plan. In such event, only ADP Test Safe Harbor Contributions or ACP Test Safe Harbor Contributions that exceed the amount needed to satisfy the ADP Test Safe Harbor or ACP Test Safe Harbor (if the Employer has elected to use the ACP Test Safe Harbor) may be treated as Qualified Non-Elective Contributions or Qualified Matching Contributions in applying the ACP test. In addition, in applying the ACP test, elective contributions may not treated as matching contributions under Code Section 401(m)(3). Furthermore, in applying the ACP test, the Employer may elect to disregard with respect to all Eligible Participants (1) all Matching Contributions if the only Matching Contributions made to the Plan satisfy the ADP Test Safe Harbor Contribution (the "Basic Matching Contribution" or the "Enhanced Matching Contribution") and (2) if the ACP Test Safe Harbor is satisfied, Matching Contributions that do not exceed four (4%) of each Participant's Compensation.

12.9     ADVANCE DISTRIBUTION FOR HARDSHIP

                  (a) The Administrator, at the election of a Participant, shall direct the Trustee to distribute to the Participant in any one Plan Year up to the lesser of (1) 100% of the Participant's total account or, if less, 100% of the Participant's accounts as elected in the Adoption Agreement valued as of the last Valuation Date or (2) the amount necessary to satisfy the immediate and heavy financial need of the Participant. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the Valuation Date immediately preceding the date of distribution, and the account from which the distribution is made shall be reduced accordingly. Withdrawal under this Section shall be authorized only if the distribution is for one of the following or any other item permitted under Treasury Regulation Section 1.401(k)-1(d)(2)(iv):

                  (1) Medical expenses described in Code Section 213(d) incurred by the Participant, the Participant's spouse, or any of the Participant's dependents (as defined in Code Section
                  152) or necessary for these persons to obtain medical care as described in Code Section 213(d);

                  (2) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

                  (3) Payment of tuition and related educational fees, and room and board expenses, for the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse, children, or dependents (as defined in Code Section 152); or

                  (4) Payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on that residence.

                  (b) No distribution shall be made pursuant to this Section unless the Administrator, based upon the Participant's representation and such other facts as are known to the Administrator, determines that all of the following conditions are satisfied:

                  (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant (including any amounts necessary to pay any federal, state, or local taxes or penalties reasonably anticipated to result from the distribution);

                  (2) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer (to the extent the loan would not increase the hardship);

                  (3) The Plan, and all other plans maintained by the Employer, provide that the Participant's elective deferrals and nondeductible voluntary Employee contributions will be suspended for at least twelve (12) months after receipt of the hardship distribution; and

                  (4) The Plan, and all other plans maintained by the Employer, provide that the Participant may not make elective deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's elective deferrals for the taxable year of the hardship distribution.

                  (c) Notwithstanding the above, distributions from the Participant's Elective Deferral Account, Qualified Matching Contribution Account and Qualified Non-Elective Account pursuant to this Section shall be limited solely to the Participant's Elective Deferrals and any income attributable thereto credited to the Participant's Elective Deferral Account as of December 31, 1988.

                  (d) Any distribution made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 411(a)(11) and 417 and the Treasury Regulations thereunder.

                                  ARTICLE XIII
                            SIMPLE 401(K) PROVISIONS

13.1     DEFINITIONS

                  (a) "Compensation" means, for purposes of this Article, the sum of the wages, tips, and other compensation from the Employer subject to federal income tax withholding (as described in Code Section 6051(a)(3)) and the Employee's salary reduction contributions made under this or any other 401(k) plan, and, if applicable, elective deferrals under a Code Section 408(p) SIMPLE plan, a SARSEP, or a Code
         Section 403(b) annuity contract and compensation deferred under a Code
         Section 457 plan, required to be reported by the Employer on Form W-2 (as described in Code Section 6051(a)(8)). For self-employed individuals, compensation means net earnings from self-employment determined under Code Section 1402(a) prior to subtracting any contributions made under this Plan on behalf of the individual. The provisions of the plan implementing the limit on Compensation under Code Section 401(a)(17) apply to the compensation under this Article.

                  (b) "Eligible employee" means, for purposes of this Article, any Participant who is entitled to make Elective Deferrals described in Code Section 402(g) under the terms of the Plan.

                  (c)      "Year" means the calendar year.

13.2     CONTRIBUTIONS

         (a)      Salary Reduction Contributions

                  (1) Each eligible employee may make a salary reduction election to have compensation reduced for the year in any amount selected by the Employee subject to the limitation in subsection (c) below. The Employer will make a salary reduction contribution to the Plan, as an Elective Deferral, in the amount by which such employee's compensation has been reduced.

                  (2) The total salary reduction contribution for the year cannot exceed $6,000 for any Employee. To the extent permitted by law, this amount will be adjusted to reflect any annual cost-of-living increases announced by the IRS.

         (b)      Other Contributions

                  (1) Matching Contributions -- Unless (2) below is elected, each year the Employer will contribute a matching contribution to the Plan on behalf of each Employee who makes a salary reduction election under Section 13.3(a). The amount of the matching contribution will be equal to the Employee's salary reduction contribution up to a limit of three percent (3%) of the Employee's compensation for the full year.

                  (2) Nonelective Contribution -- For any year, instead of a matching contribution, the Employer may elect to contribute a nonelective contribution of two percent (2%) of compensation for the year for each eligible employee who received at least $5,000 of compensation from the Employer for the year.

         (c)      Limitation on Other Contributions

                  No Employer or Employee contributions may be made to this Plan for the year other than salary reduction contributions described in Section 13.3(a), matching or nonelective contributions described in Section 13.3(b) and rollover contributions described in Treasury Regulation Section 1.402(c)-2, Q&A-1(a). Furthermore, the provisions of Section
                  4.4 which implement the limitations of Code Section 415 apply to contributions made pursuant to this Section.

13.3     ELECTION AND NOTICE REQUIREMENTS

         (a)      Election Period

                  (1) In addition to any other election periods provided under the Plan, each eligible employee may make or modify a salary reduction election during the 60-day period immediately preceding each January 1st.

                  (2) For the year an Employee becomes eligible to make salary reduction contributions under this Article, the 60-day election period requirement of subsection (a)(1) is deemed satisfied if the Employee may make or modify a salary reduction election during a 60-day period that includes either the date the Employee becomes eligible or the day before.

                  (3) Each eligible employee may terminate a salary reduction election at any time during the year.

         (b)      Notice Requirements

                  (1) The Employer will notify each eligible employee prior to the 60-day election period described in Section 13.4(a) that a salary reduction election or a modification to a prior election may be made during that period.

                  (2) The notification described in (1) above will indicate whether the Employer will provide a matching contribution described in Section 13.3(b)(1) or a two percent (2%) nonelective contribution described in section 13.3(b)(2).

13.4     VESTING REQUIREMENTS

         All benefits attributable to contributions made pursuant to this Article are nonforfeitable at all times.

13.5     TOP HEAVY RULES

         The Plan is not treated as a Top Heavy Plan under Code Section 416 for any year for which the provisions of this Article are effective and satisfied.

13.6     NONDISCRIMINATION TESTS

         The Plan is treated as meeting the requirements of Code Sections 401(k)(3)(A)(ii) and 401(m)(2) for any year for which the provisions of this Article are effective and satisfied. Accordingly, Sections 12.4, 12.5, 12.6 and
12.7 shall not apply to the Plan.

                             ADOPTION AGREEMENT FOR

                          MFS RETIREMENT SERVICES, INC.
                     NON-STANDARDIZED 401(K) PROFIT SHARING
                                 PLAN AND TRUST

The undersigned Employer adopts the MFS Retirement Services, Inc. Prototype Non-Standardized 401(k) Profit Sharing Plan and Trust and elects the following provisions:

CAUTION: Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

EMPLOYER INFORMATION (An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in this Section.)

1.       EMPLOYER'S NAME, ADDRESS AND TELEPHONE NUMBER

         Name:      Baldwin Americas Corporation

         Address:   12 Commerce Drive
                                               Street

                             Shelton                 Connecticut        06484
                    -------------------------      ----------------   ----------
                               City                     State            Zip

         Telephone: 203-402-1000

2.       EMPLOYER'S TAXPAYER IDENTIFICATION NUMBER 06-1316654

3.       TYPE OF ENTITY

         a.  [X]  Corporation (including Tax-exempt or Non-profit Corporation).

         b.  [ ]  Professional Service Corporation.

         c.  [ ]  S Corporation.

         d.  [ ]  Limited Liability Company that is taxed as:

                  1. [ ] a partnership or sole proprietorship.

                  2. [ ] a Corporation.

                  3. [ ] an S Corporation.

         e.  [ ]  Sole Proprietorship.

         f.  [ ]  Partnership (including Limited Liability).

         g.  [ ]  Other:________________________________________________________

         AND, the Employer is a member of...

         h.  [ ]  a controlled group?

         i.  [ ]  an affiliated service group?

4.       EMPLOYER FISCAL YEAR means the 12 consecutive month period:

         Beginning on            July 1st                    (e.g., January 1st)
                           -----------------------------------
                                    month              day

         and ending on          June 30th
                           -----------------------------------
                                    month              day

PLAN INFORMATION

(An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in items 9 through 11 of this Section.)

5.       PLAN NAME:

         Baldwin Technology Profit Sharing and Savings Plan
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

(C) Copyright 2002 MFS Retirement Services, Inc.                     April, 2002

6.       EFFECTIVE DATE

         a. [ ] This is a new Plan effective as of_____________ (hereinafter called the "Effective Date").

         b. [ ] This is an amendment and restatement of a previously established qualified Plan and Trust of the Employer which was originally effective_______________ (hereinafter called the "Effective Date"). The effective date of this amendment and restatement is_____________________.

         c. [X] FOR GUST RESTATEMENTS: This is an amendment and restatement of a previously established qualified Plan and Trust of the Employer to bring the Plan into compliance with GUST (GATT, USERRA, SBJPA and TRA '97). The original Plan effective date was June 29, 1955 (hereinafter called the "Effective Date"). Except as specifically provided in the Plan, the effective date of this amendment and restatement is September 1, 2003 . (Enter a date during the current Plan Year. The Plan contains appropriate retroactive effective dates with respect to provisions for the appropriate laws.)

7.       PLAN YEAR means the 12 consecutive month period:

         Beginning on           January 1st                  (e.g., January 1st)
                           ----------------------------------
                                    month              day
         and ending on          December 31st
                           ----------------------------------
                                    month              day

         except that there will be a short Plan Year:

         a.  [X]  N/A

         b.  [ ]  beginning on  ___________________________ (e.g., July 1, 2000)
                                    month     day,     year
                  and ending on  __________________________
                                    month     day,     year

8.       VALUATION DATE means:

         a. [X] Every day that the Trustee, any transfer agent appointed by the Trustee or the Employer, and any stock exchange used by such agent are open for business (daily valuation).

         b.  [ ]  Other (specify day or dates):_________________________________

9.       PLAN NUMBER assigned by the Employer (select one)

         a.  [X]  001.

         b.  [ ]  002.

         c.  [ ]  003.

         d.  [ ]  Other:________________________________________________________

10. TRUSTEE(S): (Please complete either a., b., or c. and d. and e. if applicable)

         a.  [ ]  NAME(S) AND TITLE(S) OF INDIVIDUAL TRUSTEE(S):
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________

         NOTE:    An Individual Trustee may not act as a Directed
                  (Nondiscretionary) Trustee.

         b.  [ ]  NAME(S) OF BANK OR TRUST COMPANY TRUSTEE(S):__________________

         c.  [X]  MFS HERITAGE TRUST COMPANY (MHTC)

(C) Copyright 2002 MFS Retirement Services, Inc.                     April, 2002

         NOTE: MHTC serves only as Directed (Nondiscretionary) Trustee and only when all Plan investments are maintained on a participant recordkeeping system used by MFS Retirement Services, Inc. pursuant to a contract for recordkeeping and administrative support services and all other requirements imposed by MHTC are satisfied. The Plan Administrator is responsible for directing MHTC in the performance of the rights, powers, duties, and obligations of the Trustee, including, without limitation, those rights, powers, duties and obligations with respect to the investment and distribution of Plan assets.

         d. AND, if b. above is completed, is the Trustee a Directed (Nondiscretionary) Trustee? (If so, Plan assets are invested in accordance with directions provided by the Plan Administrator).

             1.   [ ] Yes.   2. [ ] No.     3. [ ] N/A.

         e.  AND, shall a separate trust agreement be used with this Plan?

             1.   [ ] Yes.   2. [ ] No.

         NOTE: If Yes, an executed copy of the trust agreement between the Trustee and the Employer must be attached to this Plan. The Plan and trust agreement will be read and construed together. The responsibilities, rights and powers of the Trustee shall be those specified in the trust agreement.

11.      TRUSTEES' MAILING ADDRESS:

         a.  [ ]  Use Employer Address and Telephone Number.

         b.  [ ]  Use other Address:
                  ______________________________________________________________
                                        Street
                  _______________________   _______________   __________________
                            City                 State               Zip

                  _______________________
                         Telephone

         c.  [X]  If MFS HERITAGE TRUST COMPANY is selected as trustee.

                  c/o RSI
                  P.O. Box 55274, Boston, MA 02205-5274

12.      PLAN ADMINISTRATOR'S NAME, ADDRESS AND TELEPHONE NUMBER:
         (If none is named, the Employer will become the Administrator.)

         a.  [X]  Employer (Use Employer address and telephone number).

         b.  [ ]  Use name, address and telephone number below:

                  Name:_________________________________________________________

                  Address:______________________________________________________
                                        Street
                  _______________________   _______________   __________________
                            City                 State               Zip

                  Telephone:_______________________________

13.      CONSTRUCTION OF PLAN

         This Plan shall be governed by the laws of the state or commonwealth where the Employer's (or, in the case of a corporate Trustee, such Trustee's) principal place of business is located unless another state or commonwealth is specified: New Hampshire.

         If MFS Heritage Trust Company is selected as directed
         (nondiscretionary) Trustee in Section 10. above, the Plan shall be governed by the laws of the state of New Hampshire.

(C) Copyright 2002 MFS Retirement Services, Inc.                     April, 2002

ELIGIBILITY REQUIREMENTS

14.      ELIGIBLE EMPLOYEES (Plan Section 1.18)

         For all purposes of the Plan (except as elected below) Eligible Employees are all Employees (including Leased Employees) except:

         a.  [ ]  N/A. No exclusions.

         b.  [X]  The following are excluded (select all that apply):

                  1. [ ] Union Employees (as defined in Plan Section 1.18)

                  2. [ ] Non-resident aliens (as defined in Plan Section 1.18)

                  3. [ ] Salaried Employees.

                  4. [ ] Highly Compensated Employees.

                  5. [X] Leased Employees.

                  6. [ ] Other (must not be based upon hours
                         worked):__________________________

         However, for purposes of Employer Matching Contributions, Eligible Employees are all Employees (including Leased Employees) except:

         c. [X] N/A. The option elected in either a. or b. above applies for Employer Matching Contributions.

         d.  [ ]  The following are excluded (select all that apply):

                  1. [ ] Union Employees (as defined in Plan Section 1.18)

                  2. [ ] Non-resident aliens (as defined in Plan Section 1.18)

                  3. [ ] Salaried Employees

                  4. [ ] Highly Compensated Employees

                  5. [ ] Leased Employees

                  6. [ ] Other (must not be based upon hours
                         worked):______________________

         And, for purposes of Employer Profit Sharing Contributions, Eligible Employees are all Employees (including Leased Employees) except:

         e. [X] N/A. The option elected in either a. or b. above applies for Employer Profit Sharing Contributions.

         f.  [ ]  No exclusions

         g.  [ ]  The following are excluded (select all that apply):

                  1. [ ] Union Employees (as defined in Plan Section 1.18)

                  2. [ ] Non-resident aliens (as defined in Plan Section 1.18)

                  3. [ ] Salaried Employees

                  4. [ ] Highly Compensated Employees

                  5. [ ] Leased Employees

                  6. [ ] Other (must not be based upon hours
                         worked):___________________________

15. THE FOLLOWING AFFILIATED EMPLOYERS (Plan Section 1.6) will adopt this Plan as Participating Employers (if there is more than one, or if Affiliated Employers adopt this Plan after the date the Adoption Agreement is executed, attach additional executed "Affiliated Employer Participation Agreement(s)" to this Adoption Agreement):

         a.  [X]  N/A

         b.  [ ]  Name of Employer:_____________________________________________

                  Address:______________________________________________________
                  City: ____________________  State:_____________  Zip:_________
                  Telephone:________________  Federal Tax Identification
                                              Number:____________
         Type of Entity (select one):

         c.  [ ]  Corporation (including Tax-exempt or Non-profit Corporation)

         d.  [ ]  Professional Service Corporation

         e.  [ ]  S Corporation

         f.  [ ]  Limited Liability Company

         g.  [ ]  Sole Proprietorship

         h.  [ ]  Partnership (including Limited Liability Partnership)

         i.  [ ]  Other:________________________________________________________

         NOTE: Employees of an Affiliated Employer that does not adopt this Adoption Agreement as a Participating Employer shall not be Eligible Employees. This Plan could violate the Code Section 410(b) coverage rules if all Affiliated Employers do not adopt the Plan.

(C) Copyright 2002 MFS Retirement Services, Inc.                     April, 2002

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

16.      CONDITIONS OF ELIGIBILITY (Plan Section 3.1)

         Any Eligible Employee will be eligible to participate in the Plan upon satisfaction of the following:

         NOTE: If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in months of service, an Employee will not be required to complete any specified number of Hours of Service in a particular month, unless elected below.

         Eligibility for all purposes of the Plan (except as elected below):

         a.  [X]  No age or service required. (skip b. and c. below)

         b. [ ] Completion of the following service requirement which is based on Years of Service (or Periods of Service if the Elapsed Time Method is elected):

                  1. [ ] No service requirement

                  2. [ ] 1/2 Year of Service or Period of Service

                  3. [ ] 1 Year of Service or Period of Service

                  4. [ ] ______________Hours of Service within_______________
                         months from the Eligible Employee's employment commencement date, but in no event more than 1 Year of Service.

                  5. [ ] Other:____________________(may not exceed one (1) Year of Service or Period of Service)

         c.  [ ]  Attainment of age:

                  1. [ ] No Age Requirement

                  2. [ ] 20 1/2

                  3. [ ] 21

                  4. [ ] Other:______________(may not exceed 21)

         d. [ ] The service and/or age requirements specified above shall be waived with respect to any Eligible Employee who was employed on______________ and such Eligible Employee shall enter the Plan as of such date. The requirements to be waived are (select one or both):

                  1. [ ] service requirement

                  2. [ ] age requirement

         NOTE: If d. is elected, the Plan may violate the nondiscrimination rules.

         However, the following eligibility requirements will apply for purposes of Employer Matching Contributions:

         e. [X] N/A. The options elected in a. - d. above apply for Employer Matching Contributions.

         f.  [ ]  No age or service requirements. (skip g. and h. below)

         g. [ ] Completion of the following service requirement which is based on Years of Service (or Periods of Service if the Elapsed Time Method is elected):

                  1. [ ] No service requirement

                  2. [ ] 1/2 Year of Service or Period of Service

                  3. [ ] 1 Year of Service or Period of Service

                  4. [ ] ______________Hours of Service within_______________
                         months from the Eligible Employee's employment commencement date, but in no event more than 1 Year of Service.

                  5. [ ] 2 Years of Service or Periods of Service

                  6. [ ] Other____________________(may not exceed two (2) Years of Service or Periods of Service)

         h.  [ ]  Attainment of age:

                  1. [ ] No Age Requirement

                  2. [ ] 20 1/2

                  3. [ ] 21

                  4. [ ] Other:_____________________________ (may not exceed 21)

         i. [ ] The service and/or age requirements specified above shall be waived with respect to any Eligible Employee who was employed on___________ and such Eligible Employee shall enter the Plan as of such date. The requirements to be waived are (select one or both):

                  1. [ ] service requirement

                  2. [ ] age requirement

         NOTE: If more than 1 Year of Service is elected, 100% immediate vesting is required. Also, if i. is elected, the Plan may violate the nondiscrimination rules.

(C) Copyright 2002 MFS Retirement Services, Inc.                     April, 2002

         And, the following eligibility requirements will apply for purposes of Employer Profit Sharing Contributions:

         j. [X] N/A. The options elected in a. - d. above apply for Employer Profit Sharing Contributions.

         k.  [ ]  No age or service requirements (skip l. and m. below).

         l. [ ] Completion of the following service requirement which is based on Years of Service (or Periods of Service if the Elapsed Time Method is elected):

                  1. [ ] No service requirement

                  2. [ ] 1/2 Year of Service or Period of Service

                  3. [ ] 1 Year of Service or Period of Service

                  4. [ ] _______________Hours of Service within_________________
                         months from the Eligible Employee's employment commencement date, but in no event more than 1 Year of Service.

                  5. [ ] 2 Years of Service or Periods of Service

                  6. [ ] Other:___________________(may not exceed two (2) Years of Service or Periods of Service)

         m.  [ ]  Attainment of age:

                  1. [ ] No Age Requirement

                  2. [ ] 20 1/2

                  3. [ ] 21

                  4. [ ] Other:_________________________________________________
                         (may not exceed 21)

         n. [ ] The service and/or age requirements specified above shall be waived with respect to any Eligible Employee who was employed on_________________ and such Eligible Employee shall enter the Plan as of such date. The requirements to be waived are (select one or both):

                  1. [ ] service requirement

                  2. [ ] age requirement

         NOTE: If more than 1 Year of Service is elected, 100% immediate vesting is required. Also, if n. is elected, the Plan may violate the nondiscrimination rules.

(C) Copyright 2002 MFS Retirement Services, Inc.                     April, 2002

17.      EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2)

         An Eligible Employee who has satisfied the applicable eligibility requirements will become a Participant for all purposes of the Plan (except as elected below) on (select one):

         a.  [X]  the day on which such requirements are satisfied.

         b. [ ] the first day of the month coinciding with or next following the date on which such requirements are satisfied.

         c. [ ] the first day of the Plan Year quarter coinciding with or next following the date on which such requirements are satisfied.

         d. [ ] the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.

         e. [ ] the first day of the Plan Year next following the date on which such requirements are satisfied. (Eligibility must be 1/2 Year of Service (or Period of Service) or less and age must be 20 1/2 or less.)

         f. [ ] Other:______________________ , provided that an Eligible Employee who has satisfied the maximum age 21 and service requirements (one (1) Year or Period of Service) and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

         However, an Eligible Employee who has satisfied the applicable eligibility requirements will become a Participant for purposes of Employer Matching Contributions on (select one):

         g. [X] N/A. The options elected in a. - f. above apply for Employer Matching Contributions.

         h.  [ ]  the day on which such requirements are satisfied.

         i. [ ] the first day of the month coinciding with or next following the date on which such requirements are satisfied.

         j. [ ] the first day of the Plan Year quarter coinciding with or following the date on which such requirements are satisfied.

         k. [ ] the first day of the Plan Year in which such requirements are satisfied.

         l. [ ] the first day of the Plan Year in which such requirements are satisfied, if such requirements are satisfied in the first 6 months of the Plan Year, or as of the first day of the next succeeding Plan Year if such requirements are satisfied in the last 6 months of the Plan Year.

         m. [ ] the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.

         n. [ ] the first day of the Plan Year next following the date on which such requirements are satisfied, (Eligibility must be 1/2 Year of Service (or Period of Service) or less and age 20 1/2 or less.)

         o. [ ] Other:_____________ , provided that an Eligible Employee who has satisfied the maximum age 21 and service requirements (one
                  (1) Year or Period of Service (or more than one (1) year if full and immediate vesting)) and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

         And, an Eligible Employee who has satisfied the applicable eligibility requirements will become a Participant for purposes of Employer Profit Sharing Contributions on (select one):

         p. [X] N/A. The options elected in a. - f. above apply for Employer Profit Sharing Contributions.

         q.  [ ]  the day on which such requirements are satisfied.

         r. [ ] the first day of the month coinciding with or next following the date on which such requirements are satisfied.

         s. [ ] the first day of the Plan Year quarter coinciding with or following the date on which such requirements are satisfied.

         t. [ ] the first day of the Plan Year in which such requirements are satisfied.

         u. [ ] the first day of the Plan Year in which such requirements are satisfied, if such requirements are satisfied in the first 6 months of the Plan Year, or as of the first day of the next succeeding Plan Year if such requirements are satisfied in the last 6 months of the Plan Year.

         v. [ ] the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.

         w. [ ] the first day of the Plan Year next following the date on which such requirements are satisfied, (Eligibility must be 1/2 Year of Service (or Period of Service) or less and age 20 1/2 or less.)

         x. [ ] Other:___________________ , provided that an Eligible Employee who has satisfied the maximum age 21 and service requirements (one (1) Year or Period of Service (or more than one (1) year if full and immediate vesting)) and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

(C) Copyright 2002 MFS Retirement Services, Inc.                     April, 2002

SERVICE

18.      RECOGNITION OF SERVICE WITH PREDECESSOR EMPLOYER

         a.  [ ]  No service with a predecessor employer shall be recognized.

         b.  [X]  Service with:

                  1. [X] Kansa will be recognized except as follows (select a.
                         or all that apply of b. through d.):

                           a. [X] N/A, no limitations.

                           b. [ ] service will only be recognized for vesting
                                  purposes.

                           c. [ ] service will only be recognized for
                                  eligibility purposes.

                           d. [ ] service prior to_________________________ will
                                  not be recognized.

                  2. [ ] ________________ will be recognized except as follows
                         (select a. or all that apply of b. through d.):

                           a. [ ] N/A, no limitations.

                           b. [ ] service will only be recognized for vesting
                                  purposes.

                           c. [ ] service will only be recognized for
                                  eligibility purposes.

                           d. [ ] service prior to_________________________ will
                                  not be recognized.

         NOTE: If the predecessor Employer maintained this qualified Plan or maintained a qualified plan that has been merged with this qualified Plan, then Years of Service (and/or Periods of Service) with such predecessor Employer shall be recognized pursuant to Plan Sections 1.57 and 1.85 and b(1) above being marked. Attach additional sections for other predecessor Employers.

19.      SERVICE CREDITING METHOD

         Elapsed Time Method (If the Plan only uses the Hours of Service Method, skip to d. - h. below)

         a. Shall be used for all money types under the Plan (except as selected below) for purposes of:

             1. [X] eligibility to participate.

             2. [ ] vesting.

             3. [ ] sharing in allocations or contributions.

         b. However, for Employer Matching Contributions, the Elapsed Time Method shall be used for purposes of:

             1. [ ] N/A. The options elected in a. above apply for Employer
                    Matching Contributions.

             2. [X] N/A. The Hours of Service Method will be used for Employer
                    Matching Contributions as selected in 19(d) - (h) below.

             3. [ ] eligibility to participate.

             4. [ ] vesting.

             5. [ ] sharing in allocations or contributions.

         c. And, for Employer Profit Sharing Contributions, the Elapsed Time Method shall be used for purposes of:

             1. [ ] N/A. The options elected in a. above apply for Employer
                    Profit Sharing Contributions.

             2. [X] N/A. The Hours of Service Method will be used for Employer
                    Profit Sharing Contributions as selected in 19(d) - (h) below.

             3. [ ] eligibility to participate.

             4. [ ] vesting.

             5. [ ] sharing in allocations or contributions.

         Hours of Service Method. (If the Plan only uses the Elapsed Time Method, skip to 20., Vesting)

         d. Shall be used for all money types under the Plan (except as selected below) for purposes of:

             1. [ ] Eligibility Computation. The eligibility computation period after the initial eligibility computation period shall...

                    a. [ ] be based on the date an Employee first performs an
                           Hour of Service (initial computation period) and subsequent computation periods shall be based on each anniversary date thereof.

                    b. [ ] shift to the Plan Year after the initial computation period.

             2. [X] Vesting. The vesting computation period shall be...

                    a. [ ] the date an Employee first performs an Hour of
                           Service and each anniversary thereof.

                    b. [X] the Plan Year.

             3. [ ] Sharing in Allocations or Contributions (the computation period shall be the Plan Year).

(C) Copyright 2002 MFS Retirement Services, Inc.                     April, 2002

         e. However, for Employer Matching Contributions, the Hours of Service Method shall be used for purposes of:

             1. [X] N/A. The options elected in d. above apply for Employer
                    Matching Contributions.

             2. [ ] N/A. The Elapsed Time Method will be used for Employer
                    Matching Contributions as selected in 19(a) - (c) above.

             3. [ ] Eligibility Computation. The eligibility computation period after the initial eligibility computation period shall...

                    a. [ ] be based on the date an Employee first performs an
                           Hour of Service (initial computation period) and subsequent computation periods shall be based on each anniversary date thereof.

                    b. [ ] shift to the Plan Year after the initial computation period.

             4. [ ] Vesting. The vesting computation period shall be...

                    a. [ ] the date an Employee first performs an Hour of
                           Service and each anniversary thereof.

                    b. [ ] the Plan Year.

             5. [ ] Sharing in Allocations or Contributions (the computation period shall be the Plan Year).

         f. And, for Employer Profit Sharing Contributions, the Hours of Service Method shall be used for purposes of:

             1. [X] N/A. The options elected in d. above apply for Employer
                    Profit Sharing Contributions.

             2. [ ] N/A. The Elapsed Time Method will be used for Employer
                    Profit Sharing Contributions as selected in 19(a) - (c) above.

             3. [ ] Eligibility Computation. The eligibility computation period after the initial eligibility computation period shall...

                    a. [ ] be based on the date an Employee first performs an
                           Hour of Service (initial computation period) and subsequent computation periods shall be based on each anniversary date thereof.

                    b. [ ] shift to the Plan Year after the initial computation period.

             4. [ ] Vesting. The vesting computation period shall be...

                    a. [ ] the date an Employee first performs an Hour of
                           Service and each anniversary thereof.

                    b. [ ] the Plan Year.

             5. [ ] Sharing in Allocations or Contributions (the computation period shall be the Plan Year).

         g. And, if the Hours of Service Method is being used, the Hours of Service will be determined on the basis of the method selected below. Only one method may be selected. The method selected below will be applied to:

             1. [X] all Employees.

             2. [ ] salaried Employees only (for hourly Employees, actual Hours of Service will be used).

             On the basis of:

             3. [X] actual hours for which an Employee is paid or entitled to payment.

             4. [ ] days worked. An Employee will be credited with ten Hours of
                    Service if under the Plan such Employee would be credited with at least one Hour of Service during the day.

             5. [ ] weeks worked. An Employee will be credited with forty-five
                    Hours of Service if under the Plan such Employee would be credited with at least one Hour of Service during the week.

             6. [ ] semi-monthly payroll periods. An Employee will be credited with ninety-five Hours of Service if under the Plan such Employee would be credited with at least one Hour of Service during the semi-monthly payroll period.

             7. [ ] months worked. An Employee will be credited with one hundred ninety Hours of Service if under the Plan such Employee would be credited with at least one Hour of Service during the month.

         h. And, a Year of Service means the applicable computation period during which an Employee has completed at least 1000 (may not be more than 1,000) Hours of Service (if left blank, the Plan will use 1,000 Hours of Service).

(C) Copyright 2002 MFS Retirement Services, Inc.                     April, 2002

VESTING

20.      VESTING OF PARTICIPANT'S INTEREST (Plan Section 6.4(b))

         Vesting for Employer Contributions (except as otherwise elected in 20(j) - (s) below for Employer Matching Contributions). The vesting schedule, based on a Participant's Years of Service (or Periods of Service if the Elapsed Time Method is elected), shall be as follows:

         a.  [ ]  N/A. No Employer Contributions.

         b. [ ] 100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service or Period of Service.)

         c.  [ ]  3 Year Cliff:                     d. [ ] 5 Year Cliff:

                    0-2 years          0%                     0-4 years      0%
                      3 years        100%                       5 years    100%

         e.  [X]  6 Year Graded                     f. [ ] 4 Year Graded:

                    0-1 year           0%                        1 year     25%
                      2 years         20%                        2 years    50%
                      3 years         40%                        3 years    75%
                      4 years         60%                        4 years   100%
                      5 years         80%
                      6 years        100%

         g.  [ ]  5 Year Graded:                    h. [ ] 7 Year Graded:

                      1 year          20%                      0-2 years     0%
                      2 years         40%                        3 years    20%
                      3 years         60%                        4 years    40%
                      4 years         80%                        5 years    60%
                      5 years        100%                        6 years    80%
                                                                 7 years   100%

         i.  [ ]  Other - Must be at least as li beral as either d. or h. above.

Service                   Percentage
   1.                          %
   2.                          %
   3.                          %
   4.                          %
   5.                          %
   6.                          %
   7.                          %

(C) Copyright 2002 MFS Retirement Services, Inc.                     April, 2002

         VESTING FOR EMPLOYER MATCHING CONTRIBUTIONS

         The vesting schedule for Employer matching contributions, based on a Participant's Years of Service (or Periods of Service if the Elapsed Time Method is elected) shall be as follows:

         j. [ ] N/A. No Employer Matching Contributions.

         k. [ ] N/A. The schedule in 20(a) - (i) above shall also apply to Employer Matching Contributions.

         l. [X] 100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service or Period of Service.)

         m. [ ] 3 Year Cliff

         n. [ ] 5 Year Cliff

         o. [ ] 6 Year Graded

         p. [ ] 4 Year Graded

         q. [ ] 5 Year Graded

         r. [ ] 7 Year Graded

         s. [ ] Other - Must be at least as liberal as either n. or r. above.

Service           Percentage
   1.
   2.
   3.
   4.
   5.
   6.
   7.

21. FOR AMENDED PLANS (Plan Section 6.4(f)) If the vesting schedule has been amended to a less favorable schedule, enter the pre-amended schedule below:

         a. [X] Vesting schedule has not been amended, amended schedule is more favorable in all years or prior schedule was immediate 100% vesting.

         b. [ ] Pre-amended schedule for all Employer Contributions except for

                [ ] Employer Profit Sharing Contributions,

                [ ] Employer Matching Contributions, [ ] N/A

                [ ] Other: _____________________________________________________

Service           Percentage
   1.
   2.
   3.
   4.
   5.
   6.
   7.

(C) Copyright 2002 MFS Retirement Services, Inc.                     April, 2002

22. TOP HEAVY VESTING (Plan Section 6.4(c)) If this Plan becomes a Top Heavy Plan, the following vesting schedule, based on number of Years of Service (or Periods of Service if the Elapsed Time Method is elected), shall apply and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall also apply to any contributions made before the Plan became a Top Heavy Plan and shall continue to apply if the Plan ceases to be a Top Heavy Plan unless an amendment is made to change the vesting schedule.

         a. [ ] N/A (the regular vesting schedule(s) already satisfies one of the minimum top heavy schedules.)

         b. [X] 6 Year Graded

         c. [ ] 3 Year Cliff

         d. [ ] Other - Must be at least as liberal as either b. or c. above.

Service           Percentage
   1.
   2.
   3.
   4.
   5.
   6.
   7.

         NOTE: This Section does not apply to the account balances of any Participant who does not have an Hour of Service after the Plan has initially become top heavy. Such Participant's Account balance attributable to Employer contributions and Forfeitures will be determined without regard to this Section.

23. FOR VESTING PURPOSES, Years of Service (or Periods of Service) attributable to the following shall be excluded (select all that apply):

         a. [X] No exclusions.

         b. [ ] Service prior to the Effective Date of the Plan or a predecessor plan.

         c. [ ] Service prior to the time an Employee has attained age 18.

24.      VESTING FOR DEATH AND TOTAL AND PERMANENT DISABILITY

         Regardless of the vesting schedule(s), Participants shall become fully Vested upon (select a. or all that apply of b. and c.)

         a. [ ] N/A. Apply vesting schedule(s).

         b. [X] Death.

         c. [X] Total and Permanent Disability.

25.      NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.45) means the:

         a. [X] date of a Participant's 65th birthday (not to exceed 65th).

         b. [ ] later of a Participant's _______ birthday (not to exceed 65th) or the ______ (not to exceed 5th) anniversary of the:

                1. [ ] first day of the Plan Year in which participation in the
                       Plan commenced.

                2. [ ] Participant's date of hire.

26.      NORMAL RETIREMENT DATE (Plan Section 1.46) means the:

         a. [ ] Participant's "NRA."

         b. [X] first day of the month...

                1. [X] coinciding with or next following the Participant's
                       "NRA."

                2. [ ] nearest the Participant's "NRA."

         c. [ ] Anniversary Date (Plan Section 1.7)...

                1. [X] coinciding with or next following the Participant's
                       "NRA."

                2. [ ] nearest the Participant's "NRA."

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27.      EARLY RETIREMENT DATE (Plan Section 1.15).

         a. Early retirement date means the:

            1. [ ] No Early Retirement provision provided.

            2. [ ] date on which a Participant...

                   a. [ ] attains age ___________

                   b. [ ] attains age ___________and completes at least ________
                          Years of Service (or Periods of Service) for vesting purposes.

            3. [ ] first day of the month coinciding with or next following the date on which a Participant...

                   a. [ ] attains age _______________

                   b. [ ] attains age _______________and completes at least ____
                          Years of Service (or Periods of Service) for vesting purposes.

            4. [X] Anniversary Date (Plan Section 1.7) coinciding with or next following the date on which a Participant...

                   a. [X] attains age 55

                   b. [ ] attains age _______and completes at least  ___________
                          Years of Service (or Periods of Service) for vesting purposes.

         b. And, if 2., 3. or 4. is selected, shall a Participant become fully Vested upon attainment of the Early Retirement Date?

            1. [X] Yes.

            2. [ ] No.

28. TOTAL AND PERMANENT DISABILITY (Plan Section 1.79) For purposes of this Plan, Total and Permanent Disability shall mean:

         a. [X] the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

         b. [ ] the inability to engage in any substantial, gainful activity in the Employee's trade or profession for which the Employee is best qualified through training or experience.

         c. [ ] ________________________________________________________________

COMPENSATION (PLAN SECTION 1.11)

29. FOR ALL PURPOSES OF THE PLAN, other than Employer Matching Contributions, Employer Profit Sharing Contributions, and 414(s) Compensation, compensation:

         a. With respect to any Participant means:

            1. [X] Wages, tips and other compensation on Form W-2.

            2. [ ] Section 3401(a) wages (wages for withholding purposes).

            3. [ ] 415 safe-harbor compensation.

         b. And, compensation shall be adjusted by (for salary deferral purposes the Plan automatically includes amounts in 2 below): (select all that apply)

            1. [ ] N/A. No adjustments.

            2. [X] including compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125 (cafeteria plan), 402(e)(3) (401(k) plan), 402(h)(1)(B) (simplified employee pension plan), 414(h) (employer pickup contributions under a governmental plan), 403(b) (tax sheltered annuity) or 457(b) (eligible deferred compensation plan).

            3. [ ] including elective amounts that are not includable in the gross income of the employee by reason of Code Section 132(f)
                   (4) for Plan Years beginning on and after _______ (may not be earlier than the first day of the first Plan Year beginning on or after January 1, 1998).

            4. [X] excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in 2. above) to a qualified plan and welfare benefits.

            5. [X] excluding Compensation paid during the determination period prior to the period of participation in the component of the Plan for which the definition is being used.

            6. [ ] excluding overtime.

            7. [ ] excluding bonuses.

            8. [ ] excluding commissions.

            9. [X] other: severance payments.

         NOTE: If 6., 7., 8. or 9. is elected the definition of Compensation could violate the nondiscrimination rules.

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30.      FOR PURPOSES OF EMPLOYER MATCHING CONTRIBUTIONS, compensation:

         a. With respect to any Participant means:

            1. [X] Wages, tips and other compensation on Form W-2.

            2. [ ] Section 3401(a) wages (wages for withholding purposes).

            3. [ ] 415 safe-harbor compensation.

         b. And, compensation shall be adjusted by: (select all that apply)

            1. [ ] N/A. No adjustments.

            2. [X] including compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125 (cafeteria plan), 402(e)(3) (401(k) plan), 402(h)(1)(B) (simplified employee pension plan), 414(h) (employer pickup contributions under a governmental plan), 403(b) (tax sheltered annuity) or 457(b) (eligible deferred compensation plan).

            3. [ ] including elective amounts that are not includable in the gross income of the employee by reason of Code Section 132(f)
                   (4) for Plan Years beginning on and after _______ (may not be earlier than the first day of the first Plan Year beginning on or after January 1, 1998).

            4. [X] excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in 2. above) to a qualified plan and welfare benefits.

            5. [X] excluding Compensation paid during the determination period prior to the period of participation in the component of the Plan for which the definition is being used.

            6. [ ] excluding overtime.

            7. [ ] excluding bonuses.

            8. [ ] excluding commissions.

            9. [X] other: severance payments.

         NOTE: If 6., 7., 8. or 9. is elected the definition of Compensation could violate the nondiscrimination rules.

31.      FOR PURPOSES OF EMPLOYER PROFIT SHARING CONTRIBUTIONS, compensation:

         a. With respect to any Participant means:

         1. [X] Wages, tips and other compensation on Form W-2.

         2. [ ] Section 3401(a) wages (wages for withholding purposes).

         3. [ ] 415 safe-harbor compensation.

         b. And, compensation shall be adjusted by: (select all that apply)

            1. [ ] N/A. No adjustments.

            2. [X] including compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125 (cafeteria plan), 402(e)(3) (401(k) plan), 402(h)(1)(B) (simplified employee pension plan), 414
                   (h) (employer pickup contributions under a governmental plan), 403(b) (tax sheltered annuity) or 457(b) (eligible deferred compensation plan).

            3. [ ] including elective amounts that are not includable in the gross income of the employee by reason of Code Section 132(f)
                   (4) for Plan Years beginning on and after ______ (may not be earlier than the first day of the first Plan Year beginning on or after January 1, 1998).

            4. [X] excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in 2. above) to a qualified plan and welfare benefits.

            5. [X] excluding Compensation paid during the determination period prior to the period of participation in the component of the Plan for which the definition is being used.

            6. [ ] excluding overtime.

            7. [ ] excluding bonuses.

            8. [ ] excluding commissions.

            9. [X] other: severance payments.

         NOTE: If 6., 7., 8. or 9. is elected the definition of Compensation could violate the nondiscrimination rules.

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32.      FOR PURPOSES OF 414(s) COMPENSATION (Plan Section 1.29), compensation:

         a. With respect to any Participant means:

            1. [X] Wages, tips and other compensation on Form W-2.

            2. [ ] Section 3401(a) wages (wages for withholding purposes).

            3. [ ] 415 safe-harbor compensation.

         b. And, compensation shall be adjusted by: (select all that apply)

            1. [ ] N/A. No adjustments.

            2. [X] including compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125 (cafeteria plan), 402(e)(3) (401(k) plan), 402(h)(1)(B) (simplified employee pension plan), 414(h) (employer pickup contributions under a governmental plan), 403(b) (tax sheltered annuity) or 457(b) (eligible deferred compensation plan).

            3. [ ] including elective amounts that are not includable in the gross income of the employee by reason of Code Section 132(f)(4) for Plan Years beginning on and after ______ (may not be earlier than the first day of the first Plan Year beginning on or after January 1, 1998).

            4. [X] excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in 2. above) to a qualified plan and welfare benefits.

            5. [X] excluding Compensation paid during the determination period prior to the period of participation in the component of the Plan for which the definition is being used.

            6. [X] other: severance payments.

         NOTE: If this is a GUST restatement, it may be necessary to complete section 65. Also, if 6. is elected, the definition of Compensation could violate the nondiscrimination rules.

33. COMPENSATION, for all purposes of the plan, shall be based on the following determination period:

            1. [X] the Plan Year.

            2. [ ] the Fiscal Year coinciding with or ending within the Plan
                   Year.

            3. [ ] the calendar year coinciding with or ending within the Plan
                   Year.

         NOTE: The Limitation Year for Code Section 415 purposes shall be the same as the determination period for Compensation unless an alternative period is specified:________

CONTRIBUTIONS AND ALLOCATIONS

34.      SALARY REDUCTION ARRANGEMENT - ELECTIVE DEFERRALS (Plan Section 12.2)

         a. Each Participant may elect to have Compensation reduced by:

            1. [ ] ______________%.

            2. [ ] up to ____________%.

            3. [X] from 1 % to 20 %.

            4. [ ] up to the maximum percentage allowable not to exceed the limits of Code Sections 401(k), 402(g), 404 and 415.

         b. Highly Compensated Employees may only elect to reduce Compensation by:

            1. [X] N/A. Same limits as specified above.

            2. [ ] up to _______________% (should not be greater than the limits specified above).

            3. [ ] the percentage equal to the deferral limit in effect under
                   Code Section 402(g)(3) for the calendar year that begins with or within the Plan Year divided by the annual compensation limit in effect for the Plan Year under Code Section 401(a)
                   (17).

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         c. May a special salary reduction election with respect to bonuses be made.

            1. [ ] Yes, any Participant may elect to defer up to the entire amount of any bonus.

            2. [ ] Yes, any Participant may elect to defer up to _______________
                   % of any bonus.

            3. [ ] Yes, any Non-Highly Compensated Employee may elect to defer up to the entire amount of any bonus.

            4. [ ] Yes, any Non-Highly Compensated Employee may elect to defer up to ________________% of a bonus.

            5. [X] No.

         d. Participants may commence salary deferrals on the effective date of participation and on any payroll period thereafter. Participants may modify salary deferral elections:

            1. [X] As of each payroll period.

            2. [ ] On the first day of the month.

            3. [ ] On the first day of each Plan Year quarter.

            4. [ ] On the first day of the Plan Year or the first day of the 7th month of the Plan Year.

            5. [ ] Other: ____________________________(specify a date or dates).

         e. Automatic Election: Shall Participants who do not affirmatively elect to receive cash, to have Compensation deferred to the Plan, or, for those participants eligible on ________, to have at least the amount specified in 1. below contributed to the Plan automatically have Compensation reduced?

            1. [ ] Yes, by _________% of Compensation for Participants.

            2. [X] No.

            NOTE: If 1. is selected, certain notices must be provided to employees.

         f. Shall there be a special effective date for the salary deferral component of the Plan?

            1. [X] No.

            2. [ ] Yes, the effective date of the salary deferral component of the Plan is _________________(enter month, day and year).

35.      401(K) SAFE HARBOR PROVISIONS (Plan Section 12.8)
         Will the ADP and/or ACP test safe harbor provisions be used? (select a., b. or c.)

         a. [ ] No. (If selected, skip to Question 36.)

         b. [ ] Yes, but only the ADP (and NOT the ACP) Test Safe Harbor provisions will be used.

         c. [X] Yes, both the ADP and ACP Test Safe Harbor provisions will be used.

            IF c. is selected, does the Plan permit matching contributions in addition to any safe harbor contributions elected in d. or e. below?

                1. [X] No or N/A. Any matching contributions, other than any
                       Safe Harbor Matching Contributions elected in d. below, will be suspended in any Plan Year in which the safe harbor provisions are used.

                2. [ ] Yes, the Employer may make matching contributions in addition to any Safe Harbor Matching contributions elected in d. below. (If elected, complete the provisions of the Adoption Agreement relating to matching contributions that will apply in addition to any elections made in d. below.)

         NOTE: Regardless of any election made, the Plan automatically provides that only Elective Deferrals up to 6% of Compensation are taken into account in applying the match set forth in that Question and that the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.

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         THE EMPLOYER WILL MAKE THE FOLLOWING ADP TEST SAFE HARBOR CONTRIBUTION
         FOR THE PLAN YEAR:

         NOTE: The ACP Test Safe Harbor is automatically satisfied if the only matching contribution made to the Plan is either (1) a Basic Matching Contribution or (2) an Enhanced Matching Contribution that does not provide a match on Elective Deferrals in excess of 6% of Compensation.

         d. [X] Safe Harbor Matching Contribution (select 1. or 2. AND 3.)

                1. [X] BASIC MATCHING CONTRIBUTION. The Employer will make
                       Matching Contributions to the account of each "Eligible Participant" in an amount equal to the sum of 100% of the amount of the Participant's Elective Deferrals that do not exceed 3% of the Participant's Compensation, plus 50% of the amount of the Participant's Elective Deferrals that exceed 3% of the Participant's Compensation but do not exceed 5% of the Participant's Compensation.

                2. [ ] ENHANCED MATCHING CONTRIBUTION. The Employer will make
                       Matching Contributions to the account of each "Eligible Participant" in an amount equal to the sum of:

                       a. [ ] _________% (may not be less than 100%) of the
                              Participant's Elective Deferrals that do not exceed __________% (if over 6% or if left blank, the ACP test will still apply) of the Participant's Compensation, plus

                       b. [ ] _____________% of the Participant's Elective
                              Deferrals that exceed _______________% of the Participant's Compensation but do not exceed _____ % (if over 6% or if left blank the ACP test will still apply) of the Participant's Compensation.

                NOTE: a. and b. must be completed so that, at any rate of
                      Elective Deferrals, the matching contribution is at least equal to the matching contribution receivable if the Employer were making Basic Matching Contributions, but the rate of match cannot increase as deferrals increase. For example, if a. is completed to provide a match equal to 100% of deferrals up to 4% of Compensation, then b. need not be completed.

                3. [X] The safe harbor matching contribution will be made on the following basis (and Compensation for such purpose will be based on the applicable period):

                       a. [X] the entire Plan Year.

                       b. [ ] each payroll period.

                       c. [ ] all payroll periods ending with or within each
                              month.

                       d. [ ] all payroll periods ending with or within the Plan
                              Year quarter.

         e. [ ] Nonelective Safe Harbor Contributions (select one)

                1. [ ] The Employer will make a Safe Harbor Nonelective
                       Contribution to the account of each "Eligible Participant" in an amount equal to _________% (may not be less than 3%) of the Employee's Compensation for the Plan Year.

                2. [ ] The Employer will make a Safe Harbor Nonelective
                       Contribution to another defined contribution plan maintained by the Employer (specify the name of the other plan):__________.

         FOR PURPOSES OF THE ADP Test Safe Harbor contribution, the term "Eligible Participant" means any Participant who is eligible to make Elective Deferrals with the following exclusions:

         f. [ ] Highly Compensated Employees.

         g. [X] Employees who have not satisfied the greatest minimum age and service conditions permitted under Code Section 410(a).

         h. [ ] Other: _________________________________________________________
                (must be a category that could be excluded under the permissive or mandatory disaggregation rules of Regulations 1.401(k)-1(b)
                (3) and 1.401(m)-1(b)(31)).

         SPECIAL EFFECTIVE DATE OF ADP AND ACP TEST SAFE HARBOR PROVISIONS

         i. [X] N/A. The safe harbor provisions are effective as of the later of the Effective Date of this Plan or, if this is an amendment or restatement, the effective date of the amendment or restatement.

         j. [ ] The ADP and ACP Test Safe Harbor provisions are effective for the Plan Year beginning:________ (enter the first day of the Plan Year for which the provisions are (or, for GUST updates, were) effective and, if necessary, enter any other special effective dates that apply with respect to the provisions).

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36.      FORMULA FOR DETERMINING EMPLOYER MATCHING CONTRIBUTIONS (Plan Section
         12.1(a)(2))

         NOTE: Regardless of any election below, if the ACP test safe harbor is being used then the Plan automatically provides that only Elective Deferrals up to 6% of Compensation are taken into account in applying the match set forth below and that the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.

         a. [X] N/A. There will not be any matching contributions (Skip to Question 37).

         b. [ ] The Employer will make matching contributions equal to _________ % of the Participant's Elective Deferrals, plus:

                1. [ ] N/A.

                2. [ ] an additional discretionary percentage, to be determined by the Employer.

         c. [ ] The Employer may make matching contributions equal to a discretionary percentage of the Participant's Elective Deferrals, to be determined by the Employer.

                AND, in determining the matching contributions in b. and c. above, only Elective Deferrals up to the percentage or dollar amount specified below will be matched:
                (select 1. and/or 2. OR 3.)

                1. [ ] __________________% of a Participant's Compensation.

                2. [ ] $ ________________.

                3. [ ] a discretionary percentage of a Participant's
                       Compensation or a discretionary dollar amount, the percentage or dollar amount to be determined by the Employer on a uniform basis to all Participants.

         d. [ ] The Employer may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of each tier, to be determined by the Employer, of the Participant's Elective Deferrals.

         e. [ ] The Employer will make matching contributions equal to the sum of _______% of the portion of the Participant's Elective Deferrals which do not exceed ________% of the Participant's Compensation or $_______ plus ________% of the portion of the Participant's Elective Deferrals which exceed ________% of the Participant's Compensation or $_______, but does not exceed _______% of the Participant's Compensation or $_______.

         f. [ ] The Employer will make matching contributions equal to the percentage of Elective Deferrals determined under the following schedule based on a Participant's Years of Service for Vesting purposes (or Periods of Service if the Elapsed Time Method is selected):

   Participant's Total Service           Matching Percentage
1. ____________________________       __________________________
2. ____________________________       __________________________
3. ____________________________       __________________________
4. ____________________________       __________________________
5. ____________________________       __________________________

         g. [ ] Other Formula: _________________________________________________

         NOTE: If d., e., f. or g. above is elected, the Plan may violate the Code Section 401(a)(4) nondiscrimination requirements if the rate of matching contributions increases as a Participant's Elective Deferrals or Years of Service (or Periods of Service) increase. If g. is elected, matching contributions can only be made with respect to a Participant's Elective Deferrals.

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         PERIOD OF DETERMINING MATCHING CONTRIBUTIONS

         Matching contributions will be made on the following basis (and any Compensation or dollar limitation used in determining the match will be based on the applicable period):

         h. [ ] the entire Plan Year.

         i. [ ] each payroll period.

         j. [ ] all payroll periods ending within each month.

         k. [ ] all payroll periods ending with or within the Plan Year quarter.

         l. [ ] Other: _________________________________________________________

         THE MATCHING CONTRIBUTION MADE ON BEHALF OF ANY PARTICIPANT for any plan year will not exceed:

         m. [ ] N/A.

         n. [ ] $ __________________.

         MATCHING CONTRIBUTIONS WILL BE MADE ON BEHALF OF:

         o. [ ] all Participants.

         p. [ ] only Non-Highly Compensated Employees.

37. FORMULA FOR DETERMINING QUALIFIED MATCHING CONTRIBUTIONS (Plan Section 12.1(a)(2))

         NOTE: Regardless of any election below, if the ACP test safe harbor is being used then the Plan automatically provides that only Elective Deferrals up to 6% of Compensation are taken into account in applying the match set forth below and that the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.

         a. [X] N/A. There will not be any qualified matching contributions except for ADP/ACP Test Safe Harbor contributions or as provided in Section 12.5(c) and 12.7(g). (Skip to Question 38).

         b. [ ] The Employer will make qualified matching contributions equal to ___________________% of the Participant's Elective Deferrals, plus:

                1. [ ] N/A.

                2. [ ] an additional discretionary percentage, to be determined by the Employer.

         c. [ ] The Employer may make qualified matching contributions equal to a discretionary percentage of the Participant's Elective Deferrals, to be determined by the Employer.

                AND, in determining the qualified matching contribution in b. and c. above, only Elective Deferrals up to the percentage or dollar amount specified below will be matched:
                (select 1. and/or 2. OR 3.)

                1. [ ] _______________________% of a Participant's Compensation.

                2. [ ] $ _____________________.

                3. [ ] a discretionary percentage of a Participant's
                       Compensation or a discretionary dollar amount, the percentage or dollar amount to be determined by the Employer on a uniform basis to all Participants.

         d. [ ] The Employer may make qualified matching contributions equal to a discretionary percentage, to be determined by the Employer, of each tier, to be determined by the Employer, of the Participant's Elective Deferrals.

         e. [ ] The Employer will make qualified matching contributions equal to the sum __________of % of the portion of the Participant's Elective Deferrals which do not exceed _______________% of the Participant's Compensation or $ ____________plus ___________% of the portion of the Participant's Elective Deferrals which exceed ________________________% of the Participant's Compensation or $
                ________________________, but does not exceed ________________%
                of the Participant's Compensation or $ ________________.

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         PERIOD OF DETERMINING QUALIFIED MATCHING CONTRIBUTIONS

         Qualified Matching contributions will be made on the following basis (and any Compensation or dollar limitation used in determining the match will be based on the applicable period):

         f. [ ]the entire Plan Year.

         g. [ ]each payroll period.

         h. [ ]all payroll periods ending within each month.

         i. [ ]all payroll periods ending with or within the Plan Year quarter.

         j. [ ]Other: _________________________________________________________.

         THE QUALIFIED MATCHING CONTRIBUTION MADE ON BEHALF OF ANY PARTICIPANT for any plan year will not exceed:

         k. [ ] N/A.

         l. [ ] $ _____________.

         QUALIFIED MATCHING CONTRIBUTIONS WILL BE MADE ON BEHALF OF:

         m. [ ] all Participants.

         n. [ ] only Non-Highly Compensated Employees.

38. MAY EMPLOYER MATCHING OR QUALIFIED MATCHING CONTRIBUTIONS BE MADE IN EMPLOYER STOCK?

         a. [ ] Yes.

         b. [ ] No.

39. ONLY PARTICIPANTS WHO SATISFY THE FOLLOWING CONDITIONS WILL BE ELIGIBLE TO SHARE IN THE ALLOCATION OF MATCHING CONTRIBUTIONS OR QUALIFIED MATCHING CONTRIBUTIONS (other than Qualified Matching Contributions under Plan Sections 12.5(c) and 12.7(g)):

         a. Requirements for Participants who are actively employed at the end of the Plan Year.

            1. [ ] No additional conditions.

            2. [ ] A Participant must complete more than ____________Hours of
                   Service (not more than 1000) or__________________months of service (not more than twelve (12)) if the Elapsed Time Method is elected).

            3. [ ] A Participant must complete a Year of Service (or Period of
                   Service if the Elapsed Time Method is elected). (Could cause Plan to violate coverage requirements under Code Section 410.)

         b. Requirements for Participants who are not actively employed at the end of the Plan Year (except as otherwise provided in c(1) through c(3) below).

            1. [ ] No additional conditions.

            2. [ ] A Participant must complete more than __________Hours of
                   Service (not more than 1000) or, if the Elapsed Time Method is elected, ___________ months of service (not more than twelve (12)).

            3. [ ] A Participant must complete a Year of Service (or Period of
                   Service if the Elapsed Time Method is elected).

            4. [ ] Participants will not share in such allocations, regardless of service.

         NOTE: If 2., 3. or 4. is elected, the Plan may violate the coverage rules of Code Section 410(b).

         c. Participants who are not actively employed at the end of the Plan Year due to the following shall be eligible to share in the allocation of matching contributions regardless of the above conditions (select all that apply):

            1. [ ] Death.

            2. [ ] Total and Permanent Disability.

            3. [ ] Early or Normal Retirement.

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40.      EMPLOYER PROFIT SHARING CONTRIBUTIONS (Plan Section 12.1(a)(3)).

         a. Will a fixed Employer Profit Sharing Contribution be provided under the Plan?

             1. [X] No.

             2. [ ] Yes, the Employer shall make a profit sharing contribution each Plan Year in an amount equal to ____% of each eligible Participant's Compensation.

             3. [ ] Yes, the Employer shall make a profit sharing contribution each Plan Year in an amount equal to $______ for each eligible Participant.

             4. [ ] Prevailing Wage Contribution. The Employer will make a
                    Prevailing Wage Contribution on behalf of each Participant who performs services subject to the Service Contract Act, Davis-Bacon Act or similar Federal, State, or Municipal Prevailing Wage statutes. The Prevailing Wage Contribution shall be an amount equal to the balance of the fringe benefit payment for health and welfare for each Participant (after deducting the cost of cash differential payments for the Participant) based on the hourly contribution rate for the Participant's employment classification, as designated on Schedule A as attached to this Adoption Agreement. Schedule A is incorporated herein by reference. Notwithstanding anything in the Plan to the contrary, the Prevailing Wage Contribution shall be fully Vested. Furthermore, the Prevailing Wage Contribution shall not be subject to any age or service requirements set forth in Question 16. nor to any service or employment conditions set forth in Question 43.

                    If selected, is the Prevailing Wage Contribution considered a Qualified Non-Elective Contribution?

                    1. [ ] Yes.

                    2. [ ] No.

             5. [ ] Yes, the following Integrated Allocation with Fixed
                    Contribution:

                    1. [ ] Subject to the overall permitted disparity limits,
                           the Employer will contribute an amount equal to
                            ______% (base percentage) of each Participant's
                           TOTAL Compensation

                    2. [ ] plus ______% (excess contribution percentage (see
                           Note below)) of such Compensation in excess of:

                           a. [ ] The Taxable Wage Base

                           b. [ ] ____% (not to exceed 100%) of the Taxable
                                  Wage Base (See Note below)

                           c. [ ] $___(not greater than the Taxable Wage Base)
                                  (See Note below).

         NOTE: The excess contribution percentage specified in 2. above may not exceed the lesser of the FOLLOWING limits and shall be adjusted each year as appropriate. However, in the case of any Participant who has exceeded the cumulative permitted disparity limit, the Employer will contribute an amount equal to the base plus excess contribution percentages, multiplied by the Participant's total Compensation.

               1. The base percentage specified in 1. above.

               2. 5.7%.

               3. 4.3% if b. or c. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.

               4. 5.4% if b. or d. above is more than 80% of the Taxable Wage
                  Base.

         b. Will a discretionary Employer Profit Sharing Contribution be provided under the Plan?

             1. [ ] No.

             2. [ ] Yes, the Employer may make a discretionary profit sharing contribution out of its current or accumulated Net Profit.

             3. [X] Yes, the Employer may make a discretionary profit sharing contribution which is not limited to its current or accumulated Net Profit.

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         c.  The Employer's discretionary profit sharing contribution for a Plan
             Year will be allocated as follows:

             1. [X] NON-INTEGRATED ALLOCATION

                    a. [X] In the same ratio as each Participant's Compensation bears to the total of such Compensation of all Participants.

                    b. [ ] In the same dollar amount to all Participants (per
                           capita).

                    c. [ ] In the same dollar amount per Hour of Service
                           completed by each Participant.

                    d. [ ] In the same proportion that each Participant's points bears to the total of such points of all Participants. A Participant's points with respect to any Plan Year shall be computed as follows (select all that apply):

                           1. [ ] ______point(s) shall be allocated for each
                                  Year of Service (or Period of Service if the
                                  Elapsed Time Method is elected). However, the maximum Years of Service (or Periods of Service taken into account shall not exceed _____ (leave blank if no limit on service applies)).

                           2. [ ] _____point(s) shall be allocated for each
                                  full $_______ (may not exceed $200) of
                                  Compensation.

                           3. [ ] _____point(s) shall be allocated for each year
                                  of attained age as of the end of the Plan
                                  Year.

             2. [ ] INTEGRATED ALLOCATION

                    In accordance with Plan Section 4.3(b)(2) based on a Participant's Compensation in excess of:

                    a. [ ] The Taxable Wage Base.

                    b. [ ] _____% (not to exceed 100%) of the Taxable Wage Base.
                           (See Note below)

                    c. [ ] 80% of the Taxable Wage Base plus $1.00.

                    d. [ ] $____ (not greater than the Taxable Wage Base).
                           (See Note below)

         NOTE: The integration percentage of 5.7% shall be reduced to:

               1. 4.3% if b. or d. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.

               2. 5.4% if b. or d. above is more than 80% of the Taxable Wage
                  Base.

41.      QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Plan Section 12.1(a)(4))

         a. Will a Qualified Non-Elective Contribution be provided under the Plan?

            1. [X] N/A. There will be no Qualified Non-Elective Contributions except for ADP/ACP Test Safe Harbor contributions or as provided in Section 12.5(c) and 12.7(g).

            2. [ ] The Employer will make a Qualified Non-Elective Contribution equal to _________ % of the total Compensation of those Participants eligible to share in the allocations.

            3. [ ] The Employer may make a Qualified Non-Elective
                   Contribution in an amount to be determined by the Employer, to be allocated in proportion to the Compensation of those eligible to share in the allocations.

            4. [ ] The Employer may make a Qualified Non-Elective Contribution in the same dollar amount, to be determined by the Employer, to all Participants eligible to share in the allocations (per capita).

         b. And, Qualified Non-Elective Contributions will be made on behalf of:

            1. [ ] all Participants.

            2. [ ] only Non-Highly Compensated Employees.

42. MAY EMPLOYER PROFIT SHARING OR QUALIFIED NON-ELECTIVE CONTRIBUTIONS BE MADE IN EMPLOYER STOCK?

         a.  [ ] Yes

         b.  [X] No

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43.      ONLY PARTICIPANTS WHO SATISFY THE FOLLOWING CONDITIONS WILL BE ELIGIBLE
         TO SHARE IN THE ALLOCATION OF EMPLOYER PROFIT SHARING CONTRIBUTIONS, QUALIFIED NON-ELECTIVE CONTRIBUTIONS (other than Qualified Non-Elective Contributions under Plan Sections 12.5(c) and 12.7(g)) AND FORFEITURES.

         a. Requirements for Participants who are actively employed at the end of the Plan Year.

             1. [X] No additional conditions

             2. [ ] A Participant must complete more than ___ Hours of Service
                    (not more than 1000) or ____ months of service (not more than twelve (12)) if the Elapsed Time Method is elected.

             3. [ ] A Participant must complete a Year of Service (or Period of
                    Service if the Elapsed Time Method is elected). (Could cause Plan to violate coverage requirements under Code Section 410.)

         b. Requirements for Participants who are not actively employed at the end of the Plan Year (except as otherwise provided in c(1) through c(3) below).

             1. [ ] No additional conditions

             2. [ ] A Participant must complete more than ____ Hours of Service
                    (not more than 1000) or _____ months of service (not more than twelve (12)) if the Elapsed Time Method is elected.

             3. [ ] A Participant must complete a Year of Service (or Period of
                    Service if the Elapsed Time Method is elected).

             4. [X] Participants will not share in such allocations, regardless of service.

         NOTE: If 2., 3. or 4. is elected, the Plan may violate the coverage rules of Code Section 410(b).

         c. Participants who are not actively employed at the end of the Plan Year due to the following will be eligible to share in the allocations regardless of the above conditions (select all that apply):

             1. [X] Death.

             2. [X] Total and Permanent Disability.

             3. [X] Early or Normal Retirement.

44.      FORFEITURES (Plan Sections 1.27 and 4.3(e))

         a. Except as provided in Plan Section 1.27, a Forfeiture will occur as of the earlier of :

             1. the last day of the Plan Year in which the Former Participant incurs five (5) consecutive 1-Year Breaks in Service, or

             2. the distribution of the entire Vested portion of the
                Participant's Account.

         b. Except as otherwise provided in c. below with respect to Forfeitures attributable to matching contributions, Forfeitures will be...

             1. [ ] added to any Employer profit sharing contribution.

             2. [X] used to reduce any Employer contribution.

             3. [ ] added to any Employer matching contribution and allocated as an additional matching contribution.

             4. [ ] allocated to all Participants eligible to share in the profit sharing allocations in the same proportion that each Participant's Compensation for the Plan Year bears to the Compensation of all Participants for such year.

             5. [ ] allocated to all Non-Highly Compensated Employees eligible to share in the profit sharing allocations (regardless of whether a Participant elected any salary reductions) in proportion to each such Participant's Compensation for the year.

             6. [ ] other:______________________________________________________

         c.  Forfeitures of matching contributions will be...

             1. [ ] N/A. Same as above or no matching contributions.

             2. [X] used to reduce the Employer's matching contribution.

             3. [ ] added to any Employer matching contribution and allocated as an additional matching contribution.

             4. [ ] added to any Employer profit sharing contribution.

             5. [ ] allocated to all Participants eligible to share in the matching allocations (regardless of whether a Participant elected any salary reductions) in proportion to each such Participant's Compensation for the year.

             6. [ ] allocated to all Non-Highly Compensated Employees eligible to share in the matching allocations (regardless of whether a Participant elected any salary reductions) in proportion to each such Participant's Compensation for the year.

             7. [ ] other:______________________________________________________

         NOTE: Plan Section 4.3(e) automatically provides that Forfeitures may be used to pay administrative expenses.

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45.      ALLOCATIONS OF EARNINGS (Plan Section 4.3(c))

         Allocations of earnings with respect to amounts which are not subject to Participant directed investments and which are contributed to the Plan after the previous Valuation Date will be determined...

         a. [X] N/A, all assets in the Plan are subject to Participant directed investments.

         b. [ ] by using the actual investment experience of individual accounts.

         c. [ ] other: ________________________________________________

46.      LIMITATIONS ON ALLOCATIONS (Plan Section 4.4)

         a. If any Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan, or if the Employer maintains a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(l)(2), under which amounts are treated as Annual Additions with respect to any Participant in this
            Plan:

            1. [X] N/A. The Employer does not maintain another qualified defined contribution plan.

            2. [ ] The provisions of Section 4.4(b) of the Plan will apply as if the other plan were a master or prototype plan.

            3. [ ] Specify the method under which the plans will limit total
                   Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion:

                   _____________________________________________________________

         b. If any Participant is a Participant in a qualified defined benefit plan maintained by the Employer:

            1. [X] N/A. The Employer does not maintain, and has never
                   maintained, a qualified defined benefit plan OR the provisions of Code Section 415(e) no longer apply to the Plan.

            2. [ ] N/A. The provisions of Code Section 415(e) no longer apply to this Plan effective with respect to Limitation Years beginning after December 31, 1999, or if later _____ (if a later date is entered, this Plan will not be considered a safe harbor plan under Code Section 401(a)(4) and the Regulations thereunder).

            3. [ ] In any Limitation Year, the Annual Additions credited to the
                   Participant under this Plan may not cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Fraction to exceed 1.0. If the Employer's contribution that would otherwise be made on the Participant's behalf during the Limitation Year would cause the 1.0 limitation to be exceeded, the rate of contribution under this Plan will be reduced so that the sum of the fractions equals 1.0. If the
                   1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with Section 4.5 of the Plan.

            4. [ ] Specify and attach to the Adoption Agreement the method under which the plans involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

DISTRIBUTIONS

47.      FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6)

         a. Distributions under the Plan may be made in (select all that apply)...

            1. [X] lump sums.

            2. [X] substantially equal installments.

            3. [ ] partial withdrawals provided the minimum withdrawal is $____.

         b. And, pursuant to Plan Section 6.12,

            1. [ ] no annuities are allowed (Plan Section 6.12(b) will apply and the joint and survivor rules of Code Sections 401(a)(11) and 417 will not apply to the Plan).

            2. [X] annuities are allowed as the normal form of distribution
                   (Plan Section 6.12 will not apply and the joint and survivor rules of Code Sections 401(a)(11) and 417 will automatically apply). If elected, the Pre-Retirement Survivor Annuity (minimum spouse's death benefit) will be equal to:

                   a. [X] 100% of Participant's interest in the Plan.

                   b. [ ] 50% of Participant's interest in the Plan.

                   c. [ ] ___% (may not be less than 50%) of a Participant's
                          interest in the Plan.

            3. [ ] annuities are allowed but are not the normal form of distribution (Plan Section 6.12(c) will apply and the joint and survivor rules of Code Sections 401(a)(11) and 417 will only apply if an annuity form of distribution is elected by a Participant). If elected, the optional forms of annuities allowed are:

                   a. [ ] Life annuity

                   b. [ ] Other:________________________________________________

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         AND if 2. or 3. is elected, the normal form of the Qualified Joint and
         Survivor Annuity will be a joint and 50% survivor annuity unless otherwise elected below:

              1. [X] N/A.

              2. [ ] Joint and 100% survivor annuity.

              3. [ ] Joint and 75% survivor annuity.

              4. [ ] Joint and 66 2/3% survivor annuity.

         NOTE: If this is an amendment to a plan which permitted annuities as a form of distribution with respect to any portion of the Plan's assets (or if this Plan has accepted a plan-to-plan transfer (other than a direct rollover) of assets from a plan which permitted annuities as a form of distribution) and the joint and survivor annuity rules only apply to a Participant's interest in the Plan attributable to such amounts, then select b(1). AND b(2). or b(3). (whichever is applicable to such amounts) and attach an addendum to this Adoption Agreement specifying the assets subject to the joint and survivor annuity provisions.

         c. And, distributions may be made in...

            1. [ ] cash only (except for insurance or annuity contracts).

            2. [X] cash or property.

48. CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT Distributions upon termination of employment pursuant to Plan Section 6.4(a) of the Plan will not be made unless the following conditions have been satisfied:

         a. [ ] No distributions may be made until a Participant has reached Early or Normal Retirement Date.

         b. [X] Distributions may be made as soon as administratively feasible at the Participant's election.

         c. [ ] The Participant has incurred____________ 1-Year Break(s) in Service (or Period(s) of Severance if the Elapsed Time Method is elected).

         d. [ ] Distributions may be made at the Participant's election as soon as administratively feasible after the Plan Year coincident with or next following termination of employment.

         e. [ ] Distributions may be made at the Participant's election as soon as administratively feasible after the Plan Year quarter coincident with or next following termination of employment.

         f. [ ] Distributions may be made at the Participant's election as soon as administratively feasible after the Valuation Date coincident with or next following termination of employment.

         g. [ ] Distributions may be made at the Participant's election as soon as administratively feasible after _________ months following termination of employment.

         h. [ ] Other _________ (must be objective conditions which are ascertainable and are not subject to Employer discretion except as otherwise permitted in Regulation 1.411(d)-4).

49.      INVOLUNTARY DISTRIBUTIONS

         Can involuntary distributions of amounts less than $5,000 be made in accordance with the provisions of Sections 6.4, 6.5 and 6.6?

         a. [ ] No.

         b. [X] Yes.

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50.      MINIMUM DISTRIBUTION TRANSITIONAL RULES (Plan Section 6.5(e))

         NOTE: This Section does not apply to (1) a new Plan or (2) an amendment or restatement of an existing Plan that never contained the provisions of Code Section 401(a)(9) as in effect prior to the amendments made by the Small Business Job Protection Act of 1996 (SBJPA).

         The "required beginning date" for a Participant who is not a "five percent (5%) owner" is:

         a. [ ] N/A. (This is a new Plan or this Plan has never included the pre-SBJPA provisions.)

         b. [ ] April 1st of the calendar year following the year in which the Participant attains age 70 1/2. (The pre-SBJPA rules will continue to apply.)

         c. [X] April 1st of the calendar year following the later of the year in which the Participant attains age 70 1/2 or retires (the post-SBJPA rules), with the following exceptions (select one or both and if no election is made, both will apply effective as of January 1, 1996):

                1. [X] A Participant who was already receiving required minimum distributions under the pre-SBJPA rules as of January 1, 1996 (not earlier than January 1, 1996) may elect to stop receiving distributions and have them recommence in accordance with the post-SBJPA rules. Upon the recommencement of distributions, if the Plan permits annuities as a form of distribution then the following will apply:

                       a. [X] N/A. Annuity distributions are not permitted.

                       b. [ ] Upon the recommencement of distributions, the
                              original Annuity Starting Date will be retained.

                       c. [ ] Upon the recommencement of distributions, a new
                              Annuity Starting Date is created.

                2. [X] A Participant who had not begun receiving required
                       minimum distributions as of January 1, 1996 (not earlier than January 1, 1996) may elect to defer commencement of distributions until retirement. The option to defer the commencement of distributions (i.e., to elect to receive in-service distributions upon attainment of age 70 1/2) will apply to all such Participants unless the option below is elected:

                       a. [ ] N/A.

                       b. [X] This in-service distribution option will be
                              eliminated with respect to Participants who attain age 70 1/2 in or after the calendar year that begins after the later of (1) December 31, 1998, or (2) the adoption date of the amendment and restatement to bring the Plan into compliance with SBJPA. (This option may only be elected if the amendment to eliminate the in-service distribution is adopted no later than the last day of the remedial amendment period that applies to the Plan for changes under SBJPA.)

51. LIFE EXPECTANCIES (Plan Section 6.5(f)) for minimum distributions required pursuant to Code Section 401(a)(9) shall...

         a. [ ] be recalculated at the Participant's election.

         b. [ ] be recalculated.

         c. [ ] not be recalculated.

         d. [X] N/A.

52.      DISTRIBUTIONS UPON DEATH (Plan Section 6.6(h))
         Distributions upon the death of a Participant prior to receiving any benefits shall...

         a. [X] be made pursuant to the election of the Participant or beneficiary.

         b. [ ] begin within 1 year of death for a designated beneficiary and be payable over the life (or over a period not exceeding the life expectancy) of such beneficiary, except that if the beneficiary is the Participant's spouse, begin prior to December 31st of the year in which the Participant would have attained age 70 1/2.

         c. [ ] be made within 5 years of death for all beneficiaries.

         d. [ ] Other:__________________________________________________________
                (must comply with 401(a)(9)).

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53.      HARDSHIP DISTRIBUTIONS (Plan Sections 6.11 and/or 12.9)

         a. Will hardship distributions be permitted?

            1. [ ] No hardship distributions are permitted.

            2. [X] Hardship distributions are permitted from the following accounts (select all that apply):

                   a. [ ] all accounts (except as otherwise provided below).

                   b. [X] Participant's Elective Deferral Account.

                   c. [ ] Participant's Matching Contribution Account.

                   d. [ ] Participant's Profit Sharing Account.

                   e. [X] Participant's Rollover Account.

                   f. [ ] Participant's Transfer Account.

                   g. [ ] Participant's Voluntary Contribution Account.

                   h. [ ] Other:________________________________________________

         NOTE: Distributions from a Participant's Elective Deferral Account are limited to the portion of such account attributable to such Participant's Elective Deferrals (and earnings attributable thereto up to December 31, 1988). Hardship distributions are not permitted from a Participant's Qualified Non-Elective Account, Qualified Matching Contribution Account or Safe Harbor Contribution Account.

         b. Shall the safe harbor hardship rules of Section 12.9 apply to distributions made from all accounts other than a Participant's Elective Deferral Account?

            1. [X] No or N/A. The provisions of Section 6.11 apply to
                   distributions from all accounts other than a Participant's Elective Deferral Account.

            2. [ ] Yes. The provisions of Section 12.9 apply to all
                   distributions.

         c. Are distributions restricted to those accounts selected above in which a Participant is fully Vested?

            1. [X] Yes, distributions may only be made from accounts which are fully Vested.

            2. [ ] No. (If elected, the fraction at Plan Section 6.5(i) shall apply in determining vesting of the portion of the account balance not withdrawn).

         d. The minimum hardship distribution shall be...

            1. [X] N/A. There is no minimum.

            2. [ ] $________(may not exceed $1,000).

54.      IN-SERVICE DISTRIBUTIONS (Plan Section 6.10)

         a. Will In-Service Distributions be permitted?

            1. [ ] In-service distributions may not be made (except as otherwise elected for Hardship Distributions).

            2. [X] In-service distributions may be made to a Participant who has not separated from service provided any one of the following conditions have been satisfied (select all that apply):

                   a. [X] the Participant has attained age 59 1/2 .

                   b. [ ] the Participant has reached Normal Retirement Age.

                   c. [ ] the Participant has reached Early Retirement Age.

                   d. [ ] the Participant has been a Participant in the Plan for at least_________ years (may not be less than five
                          (5)).

                   e. [ ] the amounts being distributed have accumulated in the
                          Plan for at least two (2) years.

         b. In-Service Distributions are permitted from the following accounts (select all that apply):

             1. [X] all accounts (except as otherwise provided below).

             2. [ ] Participant's Elective Deferral Account.

             3. [ ] Participant's Matching Contribution Account.

             4. [ ] Participant's Profit Sharing Account.

             5. [ ] Participant's Safe Harbor Contribution Account.

             6. [ ] Participant's Qualified Matching Contribution Account.

             7. [ ] Participant's Qualified Non-Elective Contribution Account.

             8. [ ] Participant's Rollover Account.

             9. [ ] Participant's Transfer Account.

            10. [ ] Participant's Voluntary Contribution Account.

            11. [ ] Other: __________________________________________________

         NOTE: Distributions from a Participant's Elective Deferral Account,
               Qualified Matching Contribution Account, Qualified
               Non-Elective Account and Safe Harbor Contribution Account are subject to restrictions and generally may not be distributed prior to age 59 1/2.

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         c.  Are distributions restricted to those accounts selected above in which a Participant is fully Vested?

             1. [ ] Yes, distributions may only be made from accounts which are fully Vested.

             2. [X] No. (If elected, the fraction at Section 6.5(i) will apply in determining vesting of the portion of the account balance not withdrawn.)

         d.  The minimum in-service distribution shall be...

             1. [X] N/A. There is no minimum.

             2. [ ] $______(may not exceed $1,000).

NONDISCRIMINATION TESTING

55.      HIGHLY COMPENSATED EMPLOYEE (Plan Section 1.31)

         a. Shall the Top Paid Group election apply when determining Highly Compensated Employees? (The election made below for the latest year shall continue to apply to subsequent Plan Years unless the Plan is amended to a different election.)

            1. [ ] Yes, for Plan Years beginning in:

                   a. [ ]  1997  b. [ ]  1998  c. [ ]  1999

                   d. [ ]  2000  e. [ ]  2001  f. [ ]  _______

            2. [X] No, for Plan Years beginning in:

                   a. [X]  1997  b. [X]  1998  c. [X]  1999

                   d. [X]  2000  e. [X]  2001  f. [ ]  _______

         b. Will the calendar year data election be used?
            (For Plan Years beginning after 1997, the calendar year look-back year data election may not be made if the Plan Year is a calendar year. The election made below for the latest year shall continue to apply to subsequent Plan Years unless the Plan is amended to a different election.)

            1. [ ] Yes, for Plan Years beginning in:

                   a. [ ]  1997  b. [ ]  1998  c. [ ]  1999

                   d. [ ]  2000  e. [ ]  2001  f. [ ]  ______

            2. [X] No, for Plan Years beginning in:

                   a. [X]  1997  b. [ ]  1998  c. [ ]  1999

                   d. [ ]  2000  e. [ ]  2001  f. [ ]  ______

56. ADP AND ACP TESTS (Plan Sections 12.4 and 12.6). The actual deferral ratio and actual contribution ratio for Non-Highly Compensated Employees shall be based on the following. The election made below for the latest year shall continue to apply to subsequent Plan Years unless the Plan is amended to a different election.

         a. [ ] N/A. This Plan is using the ADP and ACP Test Safe Harbor rules for all years after the later of the Effective Date of the Plan or, in the case of an amendment and restatement, the effective date of the amendment and restatement.

         b. [ ] PRIOR YEAR TESTING: The prior year ratio shall be used for the Plan Year beginning in the year specified below. Furthermore, in the case of the first year the 401(k) or 401(m) feature is added to this Plan (unless this Plan is a successor plan), the amount taken into account as the ADP and ACP of Non-Highly Compensated Employees for the preceding Plan Year shall be 3%.

                1. [ ]  1997  2. [ ]  1998  3. [ ]  1999

                4. [ ]  2000  5. [ ]  2001  6. [ ]  ________

         c. [X] CURRENT YEAR TESTING: The current year ratio shall be used for the Plan Year beginning in the year specified below:

                1. [X]  1997  2. [X]  1998  3. [X]  1999

                4. [X]  2000  5. [ ]  2001  6. [ ]  _______

57. TRANSITIONAL RULE FOR PLAN YEARS BEGINNING PRIOR TO THE PLAN YEAR IN WHICH THE PLAN IS AMENDED TO REFLECT THE PROVISIONS OF SBJPA.

         Notwithstanding the above, if the method used to determine the ADP is different than the method used to determine the ACP, then the method selected in 56. above will apply for determining the ADP and the method selected below will be used to determine the ACP ratio for Non-Highly Compensated Employees for Plan Years beginning prior to the date the Plan is amended to reflect the provisions of SBJPA.

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         a. [X] N/A (Plan has already been amended for SBJPA or the ADP and ACP ratios are determined using the same methods).

         b. [ ] PRIOR YEAR TESTING: The prior year ratio shall be used for the Plan Years beginning in the years specified below. Furthermore, in the case of the first year the 401(m) feature is added to this Plan (unless this Plan is a successor plan), the amount taken into account as the ACP of Non-Highly Compensated Employees for the preceding Plan Year shall be 3%.

                1. [ ]  1997  2. [ ]  1998  3. [ ]  1999

                4. [ ]  2000  5. [ ]  2001  6. [ ]  _______

         c. [ ] CURRENT YEAR TESTING: The current year ratio will be used for the Plan Years beginning in the years specified below:

                1. [ ]  1997  2. [ ]  1998  3. [ ]  1999

                4. [ ]  2000  5. [ ]  2001  6. [ ]  ______

TOP HEAVY REQUIREMENTS

58. TOP HEAVY DUPLICATIONS (Plan Section 4.3(i)): When a Non-Key Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits (If b., c., d. or e. is elected, f. must be completed)

         a. [X] N/A. The Employer does not maintain a Defined Benefit Plan. (Go to next Question)

         b. [ ] The full top heavy minimum will be provided in each plan (if selected, Plan Section 4.3(i) shall not apply).

         c. [ ] 5% defined contribution minimum.

         d. [ ] 2% defined benefit minimum.

         e. [ ] Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions:

                ________________________________________________________________

         NOTE: If c., d., or e. is selected and the Defined Benefit Plan and this Plan do not benefit the same Participants, the uniformity requirement of the Section 401(a)(4) Regulations may be violated.

         AND, the "Present Value of Accrued Benefit" (Plan Section 9.2) for Top Heavy purposes shall be based on...

         f. [ ] Interest Rate:__________________________________________________

                Mortality Table:________________________________________________

59.      TOP HEAVY DUPLICATIONS (Plan Section 4.3(f)): Employer maintaining two
         (2) or more Defined Contribution Plans.

         a. [X] N/A. The Employer does not maintain another qualified defined contribution plan.

         b. [ ] A minimum, non-integrated contribution of 3% of each Non-Key Employee's 415 Compensation shall be provided in the Money Purchase Plan (or other plan subject to Code Section 412), where the Employer maintains two (2) or more non-paired Defined Contribution Plans.

         c. [ ] Specify and attach to the Adoption Agreement the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e).

MISCELLANEOUS

60.      LOANS TO PARTICIPANTS (Plan Section 7.6)

         a. Will Loans be permitted?

            1. [X] Loans shall be permitted.

            2. [ ] Loans shall not be permitted.

         b. If loans are permitted (select all that apply)...

            1. [ ] loans will only be made for hardship or financial necessity.

            2. [X] the minimum loan will be $ 1000.00 (may not exceed $1,000).

            3. [X] a Participant may only have one (1) (e.g., one (1)) loan(s)
                   outstanding at any time.

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         c.  Loans will only be permitted from the following accounts (select all that apply):

              1. [X] all accounts.

              2. [ ] Participant's Elective Deferral Account.

              3. [ ] Participant's Matching Contribution Account.

              4. [ ] Participant's Profit Sharing Account.

              5. [ ] Participant's Safe Harbor Contribution Account.

              6. [ ] Participant's Qualified Matching Contributions Account.

              7. [ ] Participant's Qualified Non-Elective Contribution Account.

              8. [ ] Participant's Rollover Account.

              9. [ ] Participant's Transfer Account.

             10. [ ] Participant's Voluntary Contribution Account.

             11. [ ] Other:_____________________________________________________

         NOTE: All loans will be treated as Participant directed investments under the Plan. Department of Labor Regulations require the adoption of a separate written loan program setting forth the requirements outlined in Plan Section 7.6.

61.      DIRECTED INVESTMENT ACCOUNTS (Plan Section 4.10)

         a. Does the Plan intend to comply with Act Section 404(c)?

            1. [X] Yes.

            2. [ ] No.

         b. Will Participant directed investments be permitted?

            1. [ ] No. Participant directed investments are not permitted.

            2. [X] Participant directed investments are permitted for the following accounts (select all that apply):

                   a. [X] all accounts.

                   b. [ ] Participant's Elective Deferral Account.

                   c. [ ] Participant's Matching Contribution Account.

                   d. [ ] Participant's Profit Sharing Account.

                   e. [ ] Participant's Safe Harbor Contribution Account.

                   f. [ ] Participant's Qualified Matching Contributions
                          Account.

                   g. [ ] Participant's Qualified Non-Elective Contribution
                          Account.

                   h. [ ] Participant's Rollover Account.

                   i. [ ] Participant's Transfer Account.

                   j. [ ] Participant's Voluntary Contribution Account.

                   k. [ ] Other:________________________________________________

         c. If Participant directed investments are permitted, investment in Employer Stock will be limited to the following amounts:

             1. [X] N/A, there will be no limitations.

             2. [ ] ____% of a Participant's Elective Deferral Account.

             3. [ ] ____% of a Participant's Matching Contribution Account.

             4. [ ] ____% of a Participant's Profit Sharing Account.

             5. [ ] ____% of a Participant's Safe Harbor Contribution Account.

             6. [ ] ____% of a Participant's Qualified Matching Contributions
                    Account.

             7. [ ] ____% of a Participant's Qualified Non-Elective
                    Contribution Account.

             8. [ ] ____% of a Participant's Rollover Account.

             9. [ ] ____% of a Participant's Transfer Account.

            10. [ ] ____% of a Participant's Voluntary Contribution Account.

            11. [ ] ____% of __________________________________________________

         d. If Participant directed investments are permitted, will voting rights on directed investments be passed through to Participants?

            1. [ ] No. Employer stock is not an alternative OR Plan is not intended to comply with Act Section 404(c).

            2. [X] Yes, for Employer stock and securities held in brokerage accounts.

            3. [ ] Yes, for all investments.

62.      ROLLOVERS (Plan Section 4.6)

         a. Will Rollovers be accepted by this Plan?

            1. [ ] Rollovers will not be accepted by this Plan.

            2. [X] Rollovers will be accepted by this Plan.

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         b. If Rollovers are accepted by this Plan, rollovers may be accepted...

            1. [X] from any Eligible Employee, even if not a Participant.

            2. [ ] from Participants only.

         c. And, distributions from a Participant's Rollover Account may be made...

            1. [ ] at any time.

            2. [X] only when the Participant is otherwise entitled to a distribution under the Plan.

63.      EMPLOYEES' VOLUNTARY CONTRIBUTIONS (Plan Section 4.8)

         a. [ ] After-tax voluntary Employee contributions will not be allowed.

         b. [X] Each Participant may elect to make after-tax voluntary Employee contributions:

                1. [ ] up to _______ % of Compensation.

                2. [X] from 1% to 10% of Compensation.

                3. [ ] up to a percentage of Compensation equal to _____% minus the rate of Salary Deferrals made by the Participant.

                4. [ ] up to the maximum percentage allowable not to exceed the limits of the Internal Revenue Code.

         c. [X] If b. is selected, Highly Compensated Employees may only make after-tax voluntary Employee contributions (should not be greater than the limits specified above):

                1. [X] N/A. Same limits as specified above.

                2. [ ] up to ______% of Compensation.

                3. [ ] from ______% to _______% of Compensation.

                4. [ ] up to a percentage of Compensation equal to _______%
                       minus the rate of Salary Deferrals made by the Highly Compensated Employees.

64.      LIFE INSURANCE (Plan Section 7.5)

         a. May life insurance be purchased?

            1. [X] Life insurance may not be purchased.

            2. [ ] Life insurance may be purchased at the option of the
                   Administrator.

            3. [ ] Life insurance may be purchased at the option of the
                   Participant.

         b. If life insurance may be purchased, the purchase of initial or additional life insurance will be subject to the following limitations (select all that apply):

             1. [ ] N/A, no limitations.

             2. [ ] The following limitations:

                    a. [ ] each initial Contract will have a minimum face amount of $__________.

                    b. [ ] each additional Contract will have a minimum face
                           amount of $__________.

                    c. [ ] the Participant has completed ___________ Years of
                           Service (or Periods of Service).

                    d. [ ] the Participant has completed ___________ Years of
                           Service (or Periods of Service) while a Participant in the Plan.

                    e. [ ] the Participant is under age ________ on the Contract issue date.

                    f. [ ] the maximum amount of all Contracts on behalf of a
                           Participant may not exceed $ _____.

                    g. [ ] the maximum face amount of any life insurance
                           Contract will be $ ________.

GUST TRANSITION RULES

         The following questions only apply if this is a GUST RESTATEMENT (i.e., Question 6.c. is selected). If this is not a GUST restatement, then this Plan will not be considered an individually designed plan merely because the following questions are deleted from the Adoption Agreement.

65.      COMPENSATION

         The family aggregation rules of Code Section 401(a)(17) as in effect under Code Section 414(q)(6) prior to the enactment of SBJPA do not apply to this Plan effective as of:

         a. [X] The first day of the first Plan Year beginning after 1996.

         b. [ ] ________ (may not be prior to the first day of the first Plan Year beginning in 1997 and may not be later than the first day of the Plan Year following the Plan Year in which this GUST restatement is adopted).

         NOTE: If family aggregation continued to apply after 1996, the Plan is not a safe harbor plan for Code Section 401(a)(4) purposes.

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         AND, for Limitation Years beginning on and after January 1, 2001 or, if earlier, (may not be earlier than the first day of the first Limitation Year beginning on or after January 1, 1998), for purposes of 415 Compensation and for purposes of applying the limitations described in section 4.4 of the Plan, compensation paid or made available during such limitation years shall include elective amounts that are not includable in the gross income of the employee by reason of Code
         Section 132(f)(4).

         [ ] Check and complete the following if the Plan has excluded from 414(s) Compensation amounts that are not includable in gross income by reason of Code Section 132(f)(4):

             [ ] For Plan Years beginning on and after ___________ (may not be earlier than the first day of the first Plan Year for which the Plan was operated to exclude such amounts in accordance with
                 Section 414(s) as amended by the Community Renewal Tax Relief Act of 2000, but in no case earlier than the first day of the first Plan Year beginning on or after January 1, 1998), 414(s) Compensation shall not include elective amounts that are not includible in the gross income of the Employee under Code
                 Section 132(f)(4).

66.      LIMITATION ON ALLOCATIONS AND TOP HEAVY RULES

         If any Participant is a Participant in this Plan and a qualified defined benefit plan maintained by the Employer, then the limitations of Code Section 415(e) as in effect under Code Section 414(q)(6) prior to the enactment of SBJPA do not apply to this Plan effective with respect to Limitation Years beginning in or after:

         a. [X] N/A. The Employer does not maintain, and has never maintained, a qualified defined benefit plan OR the provisions of Code
                Section 415(e) have already been removed from this Plan.

         b. [ ] ________(may not be prior to the first Limitation Year beginning in 2000 and may not be later than the first Limitation Year beginning after the Limitation Year in which this GUST restatement is adopted).

         NOTE: If the Code Section 415(e) limits continued to apply to Limitation Years beginning after 1999, the Plan is not a safe harbor plan for Code Section 401(a)(4) purposes.

         AND, if b. is selected with a date that is later than the effective date of this GUST restatement, then with respect to the Limitation Year in which this restatement is adopted, if any Participant is a Participant in this Plan and a qualified defined benefit plan maintained by the Employer, specify the method under which the plans involved will provide top heavy minimum benefits for Non-Key Employees and will satisfy the limitations of Code Section 415(e) in a manner that precludes Employer discretion:

         c. [ ] N/A. The effective date of the GUST restatement is the date the provisions of Code Section 415(e) no longer apply to this Plan.

         d. [ ] ____

         NOTE: If the top heavy minimum benefit is only provided in one plan and the Defined Benefit Plan and this Plan do not benefit the same Participants, the uniformity requirement of the Section 401(a)(4) Regulations may be violated.

67.      INVOLUNTARY DISTRIBUTIONS

         If the Plan provides for involuntary distributions (i.e., 49.b. is elected) then the increase in the involuntary amount threshold from $3,500 to $5,000 became effective with respect to distributions made on or after:

         a. [ ] N/A. The plan doesn't provide for involuntary distributions less than $5,000.

         b. [X] August 6, 1997, or if later January 1, 1998 (leave blank if not applicable).

68.      2001 MINIMUM DISTRIBUTION TRANSITION RULES (Plan Section 6.5(e))

         With respect to required minimum distributions under the Plan made on or after January 1, 2002 or, as of ___________ (not earlier than January 1, 2001), the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under section 401(a)(9) that were proposed on January 17, 2001 (the 2001 Proposed Regulations), notwithstanding any provision of the Plan to the contrary. If a date earlier than January 1, 2002 is selected above and the total amount of required minimum distributions made to a participant for 2001 prior to such date are equal to or greater than the amount of required minimum distributions determined under the 2001 Proposed Regulations, then no additional distributions are required for such participant for 2001 on or after such date. In addition, if a date earlier than January 1, 2002 is selected above and the total amount of required minimum distributions made to a participant for 2001 prior to such date are less than the amount determined under the 2001 Proposed Regulations, then the amount of required minimum distributions for 2001 on or after such date will be determined so that the total amount of required minimum distributions for 2001 is the amount determined under the 2001 Proposed Regulations. This amendment shall continue in effect until the last calendar year beginning before the effective date of the final regulations under section 401(a)(9) or such other date as may be published by the Internal Revenue Service.

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

The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Announcement 2001-77.

In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

This Adoption Agreement may be used only in conjunction with the MFS Retirement Services, Inc. Prototype Paired Defined Contribution Plans for Corporations, Associations and Self-Employed Individuals, Basic Plan Document #01. This Adoption Agreement and the basic Plan document shall together be known as MFS Retirement Services, Inc. Non-Standardized 401(k) Profit Sharing Plan and Trust # 001.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

MFS Retirement Services, Inc. will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan provided this Plan has been acknowledged by MFS Retirement Services, Inc. or its authorized representative. Furthermore, in order to be eligible to receive such notification, we agree to notify MFS Retirement Services, Inc. of any change in address.

The Employer fully acknowledges and agrees that MFS HERITAGE TRUST COMPANY
(MHTC) will act as Directed Trustee only when all Plan investments are maintained on a participant recordkeeping system used by MFS Retirement Services, Inc. pursuant to a contract for recordkeeping and administrative support service and all other requirements imposed by MHTC are satisfied. The Plan Administrator is responsible for directing MHTC in the performance of the rights, powers, duties, and obligations of the Trustee, including without limitation, those rights, powers, duties and obligations with respect to the investment and distribution of Plan assets.

The Employer in adopting this prototype Plan hereby accepts full responsibility for the tax and legal aspects of the Plan and Trust and hereby confirms that it has received independent legal and tax advice from its own attorneys and advisors. It is hereby agreed and understood by the parties hereto that neither MFS nor any of its agents or employees has any responsibility with respect to the legal or tax aspects of the Plan and Trust. The Employer acknowledges that it has sole responsibility for maintaining all original documents relating to this Plan.

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

IN WITNESS WHEREOF, the Employer and Trustee hereby cause this Plan to be executed on this ________________ day of ________________________,
_______________. Furthermore, this Plan may not be used unless acknowledged by MFS Retirement Services, Inc. or its authorized representative.

EMPLOYER:

Baldwin Americas Corporation
-----------------------------------------
                (enter name)

By: _____________________________________

The signature of the Trustee appears on a separate trust agreement attached to the Plan, or,

_________________________________________

_________________________________________

_________________________________________

The following Acceptance of the MFS Heritage Trust Company will be completed if MHTC is named as Trustee:

By: [ILLEGIBLE]
    -------------------------------------
    Authorized Officer

MFS Heritage Trust Company

This Plan may not be used, and shall not be deemed to be a Prototype Plan, unless an authorized representative of MFS Retirement Services, Inc. has acknowledged the use of the Plan. Such acknowledgment is for administerial purposes only. It acknowledges that the Employer is using the Plan but does not represent that this Plan, including the choices selected on the Adoption Agreement, has been reviewed by a representative of the prototype sponsor or constitutes a qualified retirement plan.

By: [ILLEGIBLE]
    -------------------------------------
    Authorized Officer

MFS Retirement Services, Inc.

With regard to any questions regarding the provisions of the Plan, adoption of the Plan, or the effect of an opinion letter from the IRS, call or write (this information must be completed by the sponsor of this Plan or its designated representative):

Name      Christian Giorgi

Address   MFS Retirement Services, Inc.
          500 Boylston Street, Boston, Massachusetts 02116

Telephone (617) 954-5000

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                                       34

                                  AMENDMENT #1

                                     TO THE

                          MFS RETIREMENT SERVICES, INC.
                   PROTOTYPE PAIRED DEFINED CONTRIBUTION PLANS
                                       FOR
            CORPORATIONS, ASSOCIATIONS AND SELF-EMPLOYED INDIVIDUALS

                                EGTRRA AMENDMENT

                                    ARTICLE I
                                    PREAMBLE

1.1 Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2 Adoption by prototype sponsor. Except as otherwise provided herein, pursuant to Section 5.01 of Revenue Procedure 2000-20 (or pursuant to the corresponding provision in Revenue Procedure 89-9 or Revenue Procedure 89-13), the sponsor hereby adopts this amendment on behalf of all adopting employers.

                                   ARTICLE II
                          ADOPTION AGREEMENT ELECTIONS

         THE QUESTIONS IN THIS ARTICLE II ONLY NEED TO BE COMPLETED IN ORDER TO OVERRIDE THE DEFAULT PROVISIONS SET FORTH BELOW. IF ALL OF THE DEFAULT PROVISIONS WILL APPLY, THEN THESE QUESTIONS SHOULD BE SKIPPED AND THE EMPLOYER DOES NOT NEED TO EXECUTE THIS AMENDMENT.

         UNLESS THE EMPLOYER ELECTS OTHERWISE IN THIS ARTICLE II, THE FOLLOWING DEFAULTS APPLY:

         1) THE VESTING SCHEDULE FOR MATCHING CONTRIBUTIONS WILL BE A 6-YEAR GRADED SCHEDULE (IF THE PLAN CURRENTLY HAS A GRADED SCHEDULE THAT DOES NOT SATISFY EGTRRA) OR A 3 YEAR CLIFF SCHEDULE (IF THE PLAN CURRENTLY HAS A CLIFF SCHEDULE THAT DOES NOT SATISFY EGTRRA), AND SUCH SCHEDULE WILL APPLY TO ALL MATCHING CONTRIBUTIONS (EVEN THOSE MADE PRIOR TO 2002).

         2) ROLLOVERS ARE AUTOMATICALLY EXCLUDED IN DETERMINING WHETHER THE $5,000 THRESHOLD HAS BEEN EXCEEDED FOR AUTOMATIC CASH-OUTS. THIS IS APPLIED TO ALL PARTICIPANTS REGARDLESS OF WHEN THE DISTRIBUTABLE EVENT OCCURRED.

         3) THE SUSPENSION PERIOD AFTER A HARDSHIP DISTRIBUTION IS MADE WILL BE 6 MONTHS AND THIS WILL ONLY APPLY TO HARDSHIP DISTRIBUTIONS MADE AFTER 2001.

         4)  CATCH-UP CONTRIBUTIONS WILL BE ALLOWED.

         5) THE EMPLOYER MAY LIMIT THE SOURCE OF ROLLOVER CONTRIBUTIONS RECEIVED BY THE PLAN ON AN OPERATIONAL AND NON-DISCRIMINATORY BASIS.

2.1      VESTING SCHEDULE FOR MATCHING CONTRIBUTIONS

         If there are matching contributions subject to a vesting schedule that does not satisfy EGTRRA, then unless otherwise elected below, for participants who complete an hour of service in a plan year beginning after December 31, 2001, the following vesting schedule will apply to all matching contributions subject to a vesting schedule:

         If the plan has a graded vesting schedule (i.e., the vesting schedule includes a vested percentage that is more than 0% and less than 100%) the following will apply:

Years of vesting service           Nonforfeitable percentage
         2                                   20%
         3                                   40%
         4                                   60%
         5                                   80%
         6                                  100%

         If the plan does not have a graded vesting schedule, then matching contributions will be nonforfeitable upon the completion of 3 years of vesting service.

         The vesting schedule set forth herein shall only apply to participants who complete an hour of service in a plan year beginning after December 31, 2001, and shall apply to ALL matching contributions subject to a vesting schedule.

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2.2      EXCLUSION OF ROLLOVERS IN APPLICATION OF INVOLUNTARY CASH-OUT
         PROVISIONS. Unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of the participant's nonforfeitable account balance for purposes of the plan's involuntary cash-out rules.

             a. [ ] Rollover contributions will not be excluded.

             b. [ ] Rollover contributions will be excluded only with respect to distributions made after _______. (Enter a date no earlier than December 31, 2001).

2.3 SUSPENSION PERIOD OF HARDSHIP DISTRIBUTIONS. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then, unless the option below is elected, the 6 month suspension period following a hardship distribution shall only apply to hardship distributions made after December 31, 2001.

             a. [ ] With regard to hardship distributions made during 2001, a participant shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

             b. [X] N/A.

2.4 CATCH-UP CONTRIBUTIONS (FOR 401(k) PROFIT SHARING PLANS ONLY): For plan years beginning after December 31, 2001, or, as of_______ (not earlier than January 1, 2002), the plan permits catch-up contributions and such contributions shall be matched in accordance with the plan's matching contribution formula (Article VI) unless elected below.

             a. [ ] The plan does not permit catch-up contributions to be made.

             b. [ ] The plan will not match catch-up contributions.

2.5 ROLLOVERS FROM OTHER PLANS. The plan permits the employer, operationally and on a non-discriminatory basis, to limit the source of rollover contributions that may be accepted (Article XII) except as elected below.

             a. [ ] The plan will not accept rollovers of after-tax employee contributions.

             b. [X] N/A.

                                   ARTICLE III
                        VESTING OF MATCHING CONTRIBUTIONS

3.1 Applicability. This Article shall apply to participants who complete an Hour of Service after December 31, 2001, with respect to accrued benefits derived from employer matching contributions.

3.2 Vesting schedule. A participant's accrued benefit derived from employer matching contributions shall vest as provided in Section 2.1 of this amendment.


                                   ARTICLE IV
                              INVOLUNTARY CASH-OUTS

4.1 Applicability and effective date. If the plan provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in
         Section 2.2 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants.

4.2 Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If
         the value of the participant's nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant's entire nonforfeitable account balance.

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

                                    ARTICLE V
                             HARDSHIP DISTRIBUTIONS

5.1 Applicability and effective date. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then this Article shall apply for calendar years beginning after 2001.

5.2 Suspension period following hardship distribution. A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. Furthermore, if elected by the employer in Section 2.3 of this amendment, a participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

                                   ARTICLE VI
                             CATCH-UP CONTRIBUTIONS

Catch-up Contributions. Unless otherwise elected in Section 2.4 of this amendment, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

                                   ARTICLE VII
                         INCREASE IN COMPENSATION LIMIT

Increase in Compensation Limit. The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

                                  ARTICLE VIII
                                   PLAN LOANS

Plan loans for owner-employees or shareholder-employees. If the plan permits loans to be made to participants, then effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

                                   ARTICLE IX
              LIMITATIONS ON CONTRIBUTIONS (IRC SECTION 415 LIMITS)

9.1 Effective date. This Section shall be effective for limitation years beginning after December 31, 2001.

9.2 Maximum annual addition. Except to the extent permitted under Article XIV of this amendment and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year shall not exceed the lesser of:

         (a)  $40,000, as adjusted for increases in the cost-of-living under
              Section 415(d) of the Code, or

         (b) 100 percent of the participant's compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.

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         The compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

                                    ARTICLE X
                         MODIFICATION OF TOP-HEAVY RULES

10.1 Effective date. This Article shall apply for purposes of determining whether the plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Article amends the top-heavy provisions of the plan.

10.2     Determination of top-heavy status.

10.2.1 Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of
         Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

10.2.2 Determination of present values and amounts. This Section 10.2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

         a. Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

         b. Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

10.3     Minimum benefits.

10.3.1 Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

10.3.2 Contributions under other plans. The employer may provide, in an addendum to this amendment, that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.

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                                   ARTICLE XI
                                DIRECT ROLLOVERS

11.1 Effective date. This Article shall apply to distributions made after December 31, 2001.

11.2 Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions of the plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

11.3 Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

11.4 Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or
         (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                                   ARTICLE XII
                           ROLLOVERS FROM OTHER PLANS

Rollovers from other plans. Except as otherwise elected in Section 2.5 of this amendment, the employer, operationally and on a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this plan.

                                  ARTICLE XIII
                           REPEAL OF MULTIPLE USE TEST

Repeal of Multiple Use Test. The multiple use test described in Treasury Regulation Section 1.401(m)-2 and the plan shall not apply for plan years beginning after December 31, 2001.

                                   ARTICLE XIV
                               ELECTIVE DEFERRALS

14.1 Elective Deferrals - Contribution Limitation. No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under
         Article VI of this amendment and Section 414(v) of the Code, if applicable.

14.2 Maximum Salary Reduction Contributions for SIMPLE plans. If this is a SIMPLE 401(k) plan, then except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be made to this plan is the amount determined under Section 408(p)(2)(A)(ii) of the Code for the calendar year.

                                   ARTICLE XV
                           SAFE HARBOR PLAN PROVISIONS

Modification of Top-Heavy Rules. The top-heavy requirements of Section 416 of the Code and the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section

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401(m)(11) of the Code are met.

                                   ARTICLE XVI
                    DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT

16.1 Effective date. This Article shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred.

16.2 New distributable event. A participant's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant's severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

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Except with respect to any election made by the employer in Article II, this amendment is hereby adopted by the prototype sponsor on behalf of all adopting employers on January 1, 2002.

MFS Retirement Services, Inc.

By: /s/  [ILLEGIBLE]
    ------------------
    Authorized Officer

NOTE: THE EMPLOYER ONLY NEEDS TO EXECUTE THIS AMENDMENT IF AN ELECTION HAS BEEN
      MADE IN ARTICLE II OF THIS AMENDMENT.

This amendment has been executed this __________ day of ________________________ ______, ________.

Name of Employer: Baldwin Americas Corporation

By: _____________________________________
                  EMPLOYER

Name of Plan: Baldwin Technology Profit Sharing and Savings Plan

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                                  AMENDMENT #2

                                     TO THE

                          MFS RETIREMENT SERVICES, INC.
                   PROTOTYPE PAIRED DEFINED CONTRIBUTION PLANS
                                       FOR
            CORPORATIONS, ASSOCIATIONS AND SELF-EMPLOYED INDIVIDUALS

                               RMD MODEL AMENDMENT

                                    ARTICLE I

                                    PREAMBLE

Adoption by prototype sponsor.

This amendment of the MFS Retirement Services, Inc. Prototype Paired Defined Contribution Plans for Corporations, Associations and Self-Employed Individuals, Basic Plan Document #01 ("Plan") is a model amendment as provided in Revenue Procedure 2002-29 and is adopted as Article XIV of the Plan to comply with the final and temporary regulations under Section 401(a)(9) of the Internal Revenue Code. Except as otherwise provided herein, pursuant to Section 5.01 of Revenue Procedure 2000-20 and Section 3.03 of Revenue Procedure 2002-29, the sponsor hereby adopts this amendment on behalf of all adopting employers.

Supersession of inconsistent provisions.

This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

                        MINIMUM DISTRIBUTION REQUIREMENTS

Section 1. General Rules.

1.1. Effective Date. Unless an earlier effective date is specified in the adoption agreement, the provisions of this article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.


1.2. Coordination with Minimum Distribution Requirements Previously in Effect. If the adoption agreement specifies an effective date of this article that is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this article will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this article equals or exceeds the required minimum distributions determined under this article, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this article is less than the amount determined under this article, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this article.

1.3. Precedence. The requirements of this article will take precedence over any inconsistent provisions of the Plan.


1.4. Requirements of Treasury Regulations Incorporated. All distributions required under this article will be determined and made in accordance with the Treasury regulations under section 401(a)(9) of the Internal Revenue Code.


1.5. TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this article, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

Section 2. Time and Manner of Distribution.

2.1. Required Beginning Date. The participant's entire interest will be distributed, or begin to be distributed, to the participant no later than the participant's required beginning date.


2.2. Death of Participant Before Distributions Begin. If the participant dies before distributions begin, the participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

         (a) If the participant's surviving spouse is the participant's sole designated beneficiary, then, except as provided in the adoption agreement, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the participant died, or by December 31 of the calendar year in which the participant would have attained age 70 1/2, if later.

         (b) If the participant's surviving spouse is not the participant's sole designated beneficiary, then, except as provided in the adoption agreement, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the participant died.

         (c) If there is no designated beneficiary as of September 30 of the year following the year of the participant's death, the participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the participant's death.

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         (d)  If the participant's surviving spouse is the participant's sole designated beneficiary and the surviving spouse dies after the participant but before distributions to the surviving spouse begin, this section 2.2, other than section 2.2(a), will apply as if the surviving spouse were the participant.

For purposes of this section 2.2 and section 4, unless section 2.2(d) applies, distributions are considered to begin on the participant's required beginning date. If section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the participant before the participant's required beginning date (or to the participant's surviving spouse before the date distributions are required to begin to the surviving spouse under section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

2.3. Forms of Distribution. Unless the participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with sections 3 and 4 of this article. If the participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of section 401(a)(9) of the Code and the Treasury regulations.

Section 3. Required Minimum Distributions During Participant's Lifetime.

3.1. Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

         (a) the quotient obtained by dividing the participant's account balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the participant's age as of the participant's birthday in the distribution calendar year; or

         (b) if the participant's sole designated beneficiary for the distribution calendar year is the participant's spouse, the quotient obtained by dividing the participant's account balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the participant's and spouse's attained ages as of the participant's and spouse's birthdays in the distribution calendar year.

3.2. Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this section 3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the participant's date of death.

Section 4. Required Minimum Distributions After Participant's Death.

4.1. Death On or After Date Distributions Begin.

         (a) Participant Survived by Designated Beneficiary. If the participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the participant's death is the quotient obtained by dividing the participant's account balance by the longer of the remaining life expectancy of the participant or the remaining life expectancy of the participant's designated beneficiary, determined as follows:

                  (1) The participant's remaining life expectancy is calculated using the age of the participant in the year of death, reduced by one for each subsequent year.

                  (2) If the participant's surviving spouse is the participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                  (3) If the participant's surviving spouse is not the participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the participant's death, reduced by one for each subsequent year.

         (b) No Designated Beneficiary. If the participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the participant's death is the quotient obtained by dividing the participant's account balance by the participant's remaining life expectancy calculated using the age of the participant in the year of death, reduced by one for each subsequent year.

4.2. Death Before Date Distributions Begin.

         (a) Participant Survived by Designated Beneficiary. Except as provided in the adoption agreement, if the participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the participant's death is the quotient obtained by dividing the participant's account balance by the remaining life expectancy of the participant's designated beneficiary, determined

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              as provided in section 4.1.

         (b) No Designated Beneficiary. If the participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the participant's death, distribution of the participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the participant's death.

         (c) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the participant dies before the date distributions begin, the participant's surviving spouse is the participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under section 2.2(a), this section 4.2 will apply as if the surviving spouse were the participant.

Section 5. Definitions.

5.1. Designated beneficiary. The individual who is designated as the beneficiary under section 1.9 of Article I of the Plan and is the designated beneficiary under section 401(a)(9) of the Internal Revenue Code and section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

5.2. Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the participant's required beginning date. For distributions beginning after the participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under section 2.2. The required minimum distribution for the participant's first distribution calendar year will be made on or before the participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

5.3. Life expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.

5.4. Participant's account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

5.5. Required beginning date. The date specified in section 6.5 of Article VI of the Plan.

                          ADOPTION AGREEMENT ELECTIONS

(Check and complete section 2.1 below if any required minimum distributions for the 2002 distribution calendar year were made in accordance with the
Section 401(a)(9) Final and Temporary Regulations.)

1. Effective Date of Plan Amendment for Section 401(a)(9) Final and Temporary Treasury Regulations.

         [X] Article XIV, Minimum Distribution Requirements, applies for purposes of determining required minimum distributions for distribution calendar years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 distribution calendar year that are made on or after October 15, 2002.

(Check and complete any of the remaining sections if you wish to modify the rules in sections 2.2 and 4.2 of Article XIV of the Plan.)

2.       Election to Apply 5-Year Rule to Distributions to Designated
         Beneficiaries.

         [ ] If the participant dies before distributions begin and there is a designated beneficiary, distribution to the designated beneficiary is not required to begin by the date specified in section 2.2 of
              Article XIV of the Plan, but the participant's entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the participant's death. If the participant's surviving spouse is the participant's sole designated beneficiary and the surviving spouse dies after the participant but before distributions to either the participant or the surviving spouse begin, this election will apply as if the surviving spouse were the participant.

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         This election will apply to:

         [ ]  All distributions.

         [ ]  The following distributions:_____________________________________.

3.       Election to Allow Participants or Beneficiaries to Elect 5-Year Rule.

         [X] Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in sections
              2.2 and 4.2 of Article XIV of the Plan applies to distributions after the death of a participant who has a designated beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under section 2.2 of Article XIV of the Plan, or by September 30 of the calendar year which contains the fifth anniversary of the participant's (or, if applicable, surviving spouse's) death. If neither the participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with sections 2.2 and 4.2 of Article XIV of the Plan and, if applicable, the elections in section 2 above.

4. Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions.

         [ ] A designated beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

Except with respect to any adoption agreement elections made by the employer above, this amendment is hereby adopted by the prototype sponsor on behalf of all adopting employers on __________________________, ______.

MFS Retirement Services, Inc.

By: /s/ [ILLEGIBLE]
    ------------------
    Authorized Officer

NOTE: THE EMPLOYER ONLY NEEDS TO EXECUTE THIS AMENDMENT IF AN ADOPTION AGREEMENT
      ELECTION HAS BEEN MADE ABOVE.

This amendment has been executed this _________________ day of _________________ _____________, ________.

Name of Employer: Baldwin Americas Corporation

By:_______________________________________________
                  EMPLOYER

Name of Plan: Baldwin Technology Profit Sharing and Savings Plan

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